UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Northern Trust Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN TRUST

2026 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

April 21, 2026
10:30 am Central Time

Our Principles

Service

Expertise

Integrity

Selected Recognition

One of the World's Most Admired Companies

Fortune Magazine, 2025

Best Private Bank in the U.S.

Financial Times Group, 2025

Best Fund Families of 2025

Barron's, 2025

Institutional Digital Asset Infrastructure Provider of the Year

Fund Europe Awards, 2025

Northern Trust's Culture Behaviors

Relentlessly client-centric

We strive to exceed clients' expectations, consistently deliver exceptional service and make sure they always feel understood, appreciated and satisfied.

Constantly managing risk

We rely on processes, systems and practices that help us identify, assess and mitigate potential risks.

Respectfully candid

We express our thoughts and opinions clearly, directly and honestly.

Intentionally inclusive

We seek the viewpoints of all employees and value opportunities to listen, collaborate and learn.

Always accountable

We take responsibility for the impact of our actions, decisions and behaviors.

LETTER FROM CHAIRMAN AND CEO
Dear Stockholder:
You are cordially invited to attend the Northern Trust Corporation 2026 Annual Meeting of Stockholders to be held in a virtual meeting format, via the Internet, on Tuesday, April 21, 2026, at 10:30 a.m., Central Time.
For more than 135 years, our stockholders’ support has been essential to Northern Trust’s stability and success. Your vote plays a vital role and is very important for our future. Whether or not you plan to attend the Annual Meeting virtually, I urge you to vote your shares as promptly as possible.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement provide you with information about each proposal to be considered at the Annual Meeting, as well as other information you may find useful in voting your shares. If you plan to attend the Annual Meeting virtually, please review the information on attendance procedures in the accompanying Proxy Statement.
If you choose not to attend, you may vote your shares by Internet or telephone in advance of the meeting. If you received a paper copy of the proxy materials, you also may complete, sign, date, and return your proxy card in the enclosed envelope. Instructions for voting by Internet or telephone can be found on your proxy card or your Notice Regarding the Availability of Proxy Materials.
Thank you for your continued support of Northern Trust Corporation, and your contribution to the future of our company.
Sincerely,

MICHAEL G. O’GRADY Chairman of the Board and Chief Executive Officer

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME
Tuesday, April 21, 2026
10:30 am Central Time
ACCESS
Our Annual Meeting can be accessed virtually at www.virtualshareholdermeeting.com/NTRS2026. There will be no physical, in-person meeting.
RECORD DATE
You can, and should, vote if you were a stockholder of record at the close of business on February 23, 2026.

VOTING
Holders of our common stock will be entitled to vote on all proposals. On or about March 11, 2026, we released the proxy materials to stockholders and sent to stockholders of our common stock (other than those stockholders who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our fiscal year 2025 Annual Report, and how to vote through the Internet or by telephone.

BY MAIL Complete, sign, and date each proxy card or voting instruction form received and return it in the prepaid envelope.	BY TELEPHONE Instructions are shown on your proxy card or voting instruction form.

VIA THE INTERNET Instructions are shown on your Notice of Internet Availability.	AT THE ANNUAL MEETING Instructions will be provided on the meeting website during the Annual Meeting.
VOTING MATTERS

ITEM		BOARD RECOMMENDATION

1	Election of Directors	“FOR” all Directors Page 13

2	Advisory Vote on Executive Compensation	“FOR” Page 41

3	Approval of the Northern Trust Corporation 2026 Employee Stock Purchase Plan	“FOR” Page 90

4	Ratification of Appointment of Independent Registered Public Accountants	“FOR” Page 95

March 11, 2026 By order of the Board of Directors, SUSAN C. LEVY Executive Vice President, General Counsel and Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2026
This Proxy Statement, other proxy materials, our Annual Report on Form 10-K for the year ended December 31, 2025 and a link to the means to vote by Internet or telephone are available at http://www.proxyvote.com.

2	NORTHERN TRUST CORPORATION

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	3

ABOUT NORTHERN TRUST
Our Business
Founded in 1889, The Northern Trust Company (the “Bank”) conducts its business through its U.S. operations and its various U.S. and non-U.S. branches and subsidiaries. The Bank is an Illinois banking corporation headquartered in Chicago and the Corporation’s principal subsidiary. As of December 31, 2025, the Bank had consolidated assets of $176.4 billion and common bank equity capital of $11.4 billion.
The Northern Trust Corporation (the “Corporation”) was formed as a holding company for the Bank in 1971. The Corporation has a global presence with offices around the world, including 24 in U.S. states and Washington, D.C., and 22 locations in Canada, Europe, Middle East and Africa (EMEA) and the Asia Pacific (APAC) region. As of December 31, 2025, the Corporation had consolidated total assets of $177.1 billion and stockholders’ equity of $13.0 billion.
Northern Trust focuses on managing and servicing clients through its two client-focused reporting segments: Wealth Management and Asset Servicing. Asset Management and related services are provided to Wealth Management and Asset Servicing clients primarily by the Asset Management business.

BANK FOUNDED IN 1889			$177 billion OF TOTAL CONSOLIDATED ASSETS*

GLOBAL	CLIENT ASSETS*
23,800 Full-Time Equivalent Employees*
	ASSETS UNDER CUSTODY/ ADMINISTRATION	ASSETS UNDER CUSTODY	ASSETS UNDER MANAGEMENT

	$18.7T	$14.9T	$1.8T

*    As of December 31, 2025

WHAT WE DO

WEALTH MANAGEMENT
Wealth Management focuses on affluent individuals and families, business owners, executives, professionals, retirees, and established privately-held businesses in its target markets. In supporting these targeted segments, Wealth Management provides trust, investment management, custody, and philanthropic services; financial consulting; guardianship and estate administration; family business consulting; family financial education; brokerage services; and private and business banking.
Our Wealth Management business is one of the premier providers of advisory services in the United States, with assets under custody and administration (AUC/A) of $1.3 trillion, and assets under management (AUM) of $507.2 billion as of December 31, 2025.
Our Wealth Management services are delivered by multidisciplinary teams through a network of offices in 19 U.S. states and Washington, D.C., as well as London, Guernsey, Singapore and Abu Dhabi.

4	NORTHERN TRUST CORPORATION

ABOUT NORTHERN TRUST

WHAT WE DO

ASSET SERVICING
Asset Servicing is a leading global provider of asset servicing to corporate and public retirement funds, foundations, endowments, fund managers, insurance companies, sovereign wealth funds, and other institutional investors around the globe.
Our Asset Servicing and related services encompass a full range of capabilities including but not limited to: custody; fund administration; investment operations outsourcing; investment management; investment risk and analytical services; employee benefit services; securities lending; foreign exchange; treasury management; brokerage services; transition management services; banking; and cash management.
As of December 31, 2025, Asset Servicing had total AUC/A of $17.4 trillion and AUM of $1.3 trillion.

ASSET MANAGEMENT
Asset Management, through the Corporation’s various subsidiaries, supports Asset Servicing and Wealth Management reporting segments by providing a broad range of asset management and related services and other products to clients around the world.
Our Asset Management’s capabilities include active and passive equity; active and passive fixed income; cash management; multi-asset and alternative asset classes (such as private equity and hedge funds of funds); and multi-manager advisory services and products. Asset management activities also include overlay services and other risk management services. Asset Management operates internationally through subsidiaries and distribution arrangements and its revenue and expense are fully allocated to Asset Servicing and Wealth Management.
Northern Trust managed $1.8 trillion in assets as of December 31, 2025, including $1.3 trillion for Asset Servicing clients and $507.2 billion for Wealth Management clients.

Our Strategy
In 2024 we launched a multi-year strategy entitled “One Northern Trust”. It is more than a guiding philosophy; it is a disciplined framework that leverages the integration of three strategic pillars: Optimize Growth, Strengthen Resiliency & Manage Risk, and Drive Financial Performance. These pillars do not function in isolation but work in concert to help us ensure we remain agile, accountable, and responsive to our clients and the evolving landscape. In 2025, we made continued progress against the One Northern Trust strategy across its three pillars as discussed in more detail in our “Compensation Discussion and Analysis” section beginning on page 42 of this Proxy Statement.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	5

ABOUT NORTHERN TRUST
2025 FINANCIAL PERFORMANCE METRICS FROM CORPORATE SCORECARD
The below financial performance metrics are used in our incentive compensation program as part of our Corporate Scorecard framework. These metrics are presented on a non-generally accepted accounting principle (“GAAP”) basis. See footnote (1) to the below table. The complete 2025 Corporate Scorecard reflecting these and additional financial performance metrics are presented in “Compensation Discussion and Analysis—Creating Target Incentives—2025 Corporate Scorecard.”

FINANCIAL PERFORMANCE METRICS (ADJUSTED, NON-GAAP)(1)	2024	2025	CHANGE
Revenue Growth	$7.6B	$8.1B	7%
Expense Growth	$5.5B	$5.7B	5%
Profit Margin (pre-tax)	28.1%	29.9%	+1.8pp
Return on Equity	13.7%	14.8%	+1.1pp
Diluted Earnings Per Share Growth	$7.70	$9.00	17%
(1)Non-GAAP financial performance metrics adjust selected GAAP-basis financial metrics to exclude the impact of certain notable items, which are non-GAAP financial measures. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement to the corresponding GAAP measures, see Appendix A.
KEY DEVELOPMENTS – LEADERSHIP CHANGES
We announced the following changes to our leadership structure in 2025:
•Aengus Hallinan joined Northern Trust as Chief Risk Officer, effective May 19, 2025, replacing Mark C. Gossett who retired from the Corporation after more than 40 years of service.
•Michael Hunstad, who had most recently served as Global Co‑Chief Investment Officer, became President, Asset Management, effective September 3, 2025.
•Teresa A. Parker, who had most recently served as President, Asset Servicing, retired after more than 40 years of service with Northern Trust, effective December 31, 2025, and was replaced jointly by Clive Bellows and Guy Gibson.
•Clive Bellows, who will continue serving as President, Europe, Middle East and Africa, also became Co‑President, Asset Servicing, effective January 1, 2026.
•Guy Gibson, who will continue serving as Global Head of Institutional Banking & Markets, also became Co‑President, Asset Servicing, effective January 1, 2026.
Human Capital Management
The success of our company relies heavily on the strength of the people we employ. Attracting, engaging, developing, and retaining Northern Trust talent is critical. We invest in our employees holistically to continually build a strong pipeline of future leaders and enable internal professional advancement. The overview below outlines Northern Trust’s human capital objectives—talent management and total rewards.
THE EMPLOYEE EXPERIENCE
We elevate the employee experience from recruitment to retirement by investing in three core areas: professional development, rewarding performance, and strengthening workforce and operational resiliency. By fostering an environment where our employees thrive, we ensure that our workforce is fully engaged, motivated, celebrated, and equipped to drive our strategy.
Our culture influences how we behave as an organization and unites us across businesses, geographies, and functions. Embedded in our culture are five behaviors to help us deliver on our strategic objectives: relentlessly client-centric, constantly managing risk, respectfully candid, intentionally inclusive, and always accountable.

6	NORTHERN TRUST CORPORATION

ABOUT NORTHERN TRUST
PROFESSIONAL DEVELOPMENT
From internships to executive development, our goal is to help our employees excel in their current roles and acquire new skills for future growth. Through Northern Trust University, we deliver comprehensive professional and functional training programs designed to equip our employees at every stage of their careers. Our performance management practices promote high performance across the company and are aligned to our strategy, from goal setting to evaluation.
Our managers play a pivotal role in advancing Northern Trust’s strategic goals through their teams. Northern Trust is intentionally investing in manager development through a comprehensive program, R(I)SE, which addresses both enterprise and individual priorities aligned to four areas of focus: Tools and Resources, Development, Engagement, and Talent Processes. We believe managers need not only the skills to lead effectively but also the right ecosystem to succeed. Through our investment in R(I)SE, we are strengthening manager capabilities across the organization, which in turn enhances the employee experience, supports engagement and development, and benefits all employees.
REWARDING PERFORMANCE
Recognizing and rewarding the contributions of our employees is critical to their continued success. We offer a variety of awards and recognition programs tailored to different opportunities and achievements. Our Celebrate Great platform provides real-time, peer-to-peer recognition, reinforcing everyday moments of appreciation. Our in-person celebrations, such as the Quarter Century Club, which honors our long-tenured employees, and the Chairman’s Awards, which recognize outstanding individual and team achievements, further reinforce a culture of performance and appreciation. We regularly engage with employees to understand the rewards most meaningful to them. As a result, we introduced Anchor Awards, a spot recognition program for exceptional contributions, and, subject to stockholder approval, plan to offer an Employee Stock Purchase Plan (“ESPP”) to further align employee and stockholder interests.
We ensure our employees are compensated fairly by aligning their total compensation with market-competitive pay for their roles, experience, and performance. Our total rewards include base salaries, performance-linked incentive compensation, and comprehensive benefits designed to meet the needs of our employees and their families.
WORKFORCE & OPERATIONAL RESILIENCY
Our operating model is designed to reinforce the strength of our control framework, foster enterprise change management, provide robust governance and oversight, accelerate scalable growth, and leverage and develop our talent. To align with our strategy and position the Corporation for future success, new leaders are appointed from our internal talent pool as well as recruited externally to bring in new skills and expertise.
Planning for leadership resiliency is a core component of our talent strategy. We identify and develop leaders with the necessary skills to execute business strategies and have documented succession plans for leadership resiliency roles. Our well-being programs support employees and help maintain an inclusive and resilient environment. Through these programs, we enhance employee engagement, reduce workforce risks, and build an adaptive, high-performing culture.
In 2025, over 87% of our employees participated in the annual employee engagement survey, which is a crucial tool for understanding and meeting the needs of our employees and driving engagement and retention. The survey results are reviewed by the Board and discussed in leadership meetings, reflecting our dedication to continuous improvement.
Embedded in our engagement survey is an inclusion index, which is a gauge used to understand our employees’ sense of belonging and their ability to contribute to the success of the firm. We are committed to fostering an inclusive workplace that aligns with the Corporation’s mission, values, goals, business practices, and all applicable laws.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	7

PROXY STATEMENT SUMMARY

1	Election of Directors	The Board Recommends Voting “FOR” this Proposal

SUSAN CROWN, 67
Chairman and Chief Executive Officer, Owl Creek Partners, LLC Director Since: 1997 Committees: CG HC Other Public Boards: 1

JAY L. HENDERSON, 70
Former Vice Chairman of Client Service, PricewaterhouseCoopers LLP Director Since: 2016 Committees: Other Public Boards: 2

ROBERT E. MORITZ, 62
Former Global Chairman, PricewaterhouseCoopers LLP Director Since: 2025 Committees: A HC Other Public Boards: 2

MARTIN P. SLARK, 71
Former Chief Executive Officer, Molex LLC Director Since: 2011 Committees: HC TO Other Public Boards: 1

CHARLES A. TRIBBETT III, 70
Vice Chairman of Board and CEO Advisory Group, Russell Reynolds Associates Director Since: 2005 Committees: CG HC Other Public Boards: 0

CHANDRA DHANDAPANI, 58
Chief Executive Officer, Magnit, LLC Director Since: 2024 Committees: R TO Other Public Boards: 0

MARCY S. KLEVORN, 66
Former Chief Transformation Officer, Ford Motor Company Director Since: 2019 Committees: Other Public Boards: 2

MICHAEL G. O’GRADY, 60
Chairman and Chief Executive Officer, Northern Trust Corporation and The Northern Trust Company Director Since: 2017 Committees: Other Public Boards: 1

DAVID H.B. SMITH, JR., 59
Executive Vice President, Policy & Legal Affairs and General Counsel, Mutual Fund Directors Forum Director Since: 2010 Committees: Other Public Boards: 1

LEGEND:

Independent
Lead Independent Director
Chair
A	Audit
CG	Corporate Governance

DEAN M. HARRISON, 71
Former Executive Chairman, Northwestern Memorial HealthCare Director Since: 2015 Committees: Other Public Boards: 0

SIDDHARTH N. “BOBBY” MEHTA, 67
Former President and Chief Executive Officer, TransUnion Director Since: 2019 Committees: R TO Other Public Boards: 2

RICHARD M. PETRINO, 58
Former Chief Operating Officer, American Express National Bank Director Since: 2025 Committees: A TO Other Public Boards: 0

DONALD THOMPSON, 62
Founder and Chief Executive Officer, Cleveland Avenue, LLC Director Since: 2015 Committees: Other Public Boards: 1

E	Executive
HC	Human Capital and Compensation
R	Risk
TO	Technology and Operations

8	NORTHERN TRUST CORPORATION

PROXY STATEMENT SUMMARY
2026 BOARD NOMINEES SNAPSHOT

AGE

TENURE

INDEPENDENCE

CORPORATE GOVERNANCE HIGHLIGHTS

STOCKHOLDER RIGHTS Proxy Access Rights Stockholder Right to Call Special Meetings	BOARD OVERSIGHT Annual Strategic Planning Meeting with Board and Executive Officers

OTHER GOVERNANCE PRACTICES No Plurality Voting in Uncontested Director Elections No Staggered Board No Poison Pill No Supermajority Voting Requirements
BOARD INDEPENDENCE AND STRUCTURE
   Majority Independent Directors
   Engaged Lead Director
   Frequent Executive Sessions for Independent Directors
   Regular Rotations of Committee Chairs
   Regular Reviews of Governance Documents
   Annual Board Self-Evaluations with Periodic Engagement of Independent Third Party
   Overboarding Policy for Directors

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	9

PROXY STATEMENT SUMMARY

2	Advisory Vote on Executive Compensation	The Board Recommends Voting “FOR” this Proposal

CHANGES TO EXECUTIVE COMPENSATION DESIGN
As discussed in last year’s Compensation Discussion and Analysis, the Human Capital and Compensation Committee (the “Committee”), in collaboration with management and its independent consultant, conducted a comprehensive review of the Corporation’s executive compensation programs. As part of the continued evolution of the Corporation’s incentive framework, the Committee introduced a balanced scorecard for the Chief Executive Officer in 2024 to support a more holistic evaluation of performance across financial, strategic, and risk dimensions. In 2025, the Committee expanded the scorecard framework to other executive officers, including the Named Executive Officers (“NEOs”), to align performance evaluation more closely across the leadership team while allowing for appropriate differentiation based on individual roles and responsibilities.
This scorecard approach — widely recognized across the industry and tailored to Northern Trust’s strategic objectives — provides a transparent and measurable framework that balances financial performance and strategic achievement, inclusive of strengthening resiliency and managing risk. Incentives continue to be delivered through a combination of cash incentives and long-term equity awards, reinforcing accountability, supporting sustainable results, and enhancing long-term stockholder value.
For 2025, target incentives were established and approved for all named executive officers, informing the determination of 2025 compensation.

Target Total Incentive Compensation	Weighted Performance Achievement %	Actual Incentive Compensation

It should be noted that the table below is not intended to be a substitute for the 2025 Summary Compensation Table on page 72, as certain amounts in the table below are different than the amounts in the 2025 Summary Compensation Table. The most significant difference is that this table reflects long-term incentive awards granted in February 2026 for the 2025 performance year, while the 2025 Summary Compensation Table provides the value of the equity awards for the year in which they were granted.

NAMED EXECUTIVE OFFICER	2025 BASE SALARY	2025 TARGET INCENTIVE AWARD(1)	2025 ACTUAL INCENTIVE AS % OF TARGET	2025 ACTUAL INCENTIVE AWARD(2)	2025 TOTAL COMPENSATION
MICHAEL G. O’GRADY	$1,000,000	$10,500,000	104%	$10,920,000	$11,920,000
DAVID W. FOX, JR.	675,000	3,475,000	110%	3,825,000	4,500,000
PETER B. CHERECWICH	675,000	4,400,000	110%	4,825,000	5,500,000
JASON J. TYLER	675,000	4,325,000	100%	4,325,000	5,000,000
THOMAS A. SOUTH	675,000	3,375,000	105%	3,550,000	4,225,000
(1)Incentives are allocated between annual cash incentives and long-term incentives, in the form of performance stock units and restricted stock units.
(2)Actual incentive awards may vary slightly from the weighted performance achievement score largely due to rounding.

10	NORTHERN TRUST CORPORATION

PROXY STATEMENT SUMMARY
TARGET INCENTIVE PAY MIX
Consistent with our pay for performance philosophy, the pay mix for our CEO and each of our other named executive officers heavily emphasizes incentive compensation. Our long-term incentive mix further emphasizes performance-based pay, with 75% of the CEO’s total target incentive, and 70% of the total target incentive for the other named executive officers, delivered through long-term incentive awards.
Within long-term incentives, awards are predominantly performance-based, with 65% delivered in performance stock units, which cliff vest at the end of three-year performance period, and 35% delivered in restricted stock units, which vest ratably over a four-year period. As a result, performance stock units and restricted stock units represent 49% and 26%, respectively, of the CEO’s total incentive compensation, and 45% and 25%, respectively, of total incentive compensation for the other named executive officers.
For select executives designated as Material Risk Takers under UK remuneration regulations, long-term incentive awards are delivered exclusively in restricted stock units, vesting ratably over four years.

CEO INCENTIVE 2025 MIX

Restricted
Stock Units
26%
Cash
25%
Performance
Stock Units
49%
Long-Term
Incentive
75%

OTHER NAMED EXECUTIVE OFFICER INCENTIVE 2025 MIX

Restricted
Stock Units
25%
Cash
30%
Performance
Stock Units
45%
Long-Term
Incentive
70%

COMPENSATION PRACTICES HIGHLIGHTS

WHAT WE DO	WHAT WE DO NOT DO

   Closely align pay and performance, with the Committee validating this alignment annually
   Ensure performance-based compensation comprises the most significant portion of incentive compensation(1)
   Subject short-term and long-term incentive awards to clawback or forfeiture in the event of a restatement of our financial statements and certain other types of misconduct
   Ensure our executives meet robust stock ownership guidelines, including holding requirements for any executive below the stock ownership guidelines
   Use an independent compensation consultant to advise the Committee
   Ensure overlapping membership between the Human Capital and Compensation Committee and our Audit and Risk Committees

   Excise tax gross-ups for executive change in control arrangements
   Single-trigger change in control benefits
   Short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy
   Compensation plans that encourage excessive risk-taking
   Excessive perquisites
   Repricing of underwater options
   Dividend equivalents distributed on unvested performance stock unit or restricted stock unit awards

(1)For executives designated as MRTs under UK remuneration regulations, long-term incentives are delivered entirely in restricted stock units, which vest ratably over four years. Among the named executive officers, Mr. South was designated a MRT.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	11

PROXY STATEMENT SUMMARY

3	Approval of the Northern Trust Corporation 2026 Employee Stock Purchase Plan	The Board Recommends Voting “FOR” this Proposal

4	Ratification of Appointment of Independent Registered Public Accountants	The Board Recommends Voting “FOR” this Proposal

12	NORTHERN TRUST CORPORATION

Item 1	Election of Directors

Stockholders will be asked to elect thirteen directors at the Annual Meeting. Each of the thirteen nominees is currently serving as a director of the Corporation and its principal subsidiary, the Bank.
Each of the thirteen director nominees has consented to serve as a director if elected at the Annual Meeting. Each nominee elected as a director will serve until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. If any nominee is unable to serve as a director at the time of the Annual Meeting, your proxy may be voted for the election of another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.
As discussed further under “Corporate Governance—Director Nominations and Qualifications and Proxy Access,” in evaluating director nominees, the Corporate Governance Committee considers a variety of factors, including relevant business and industry experience, professional background, age, current employment, community service, and other board service. Accordingly, the thirteen director nominees possess a wide variety of experience, qualifications, and skills, which equip the Board with the collective expertise to perform its oversight function effectively. Each of the candidates also has a reputation for, and long record of, integrity and good business judgment; has experience in leadership positions with a high degree of responsibility; is free from conflicts of interest that could interfere with his or her duties to the Corporation and its stockholders; and is willing and able to make the necessary commitment of time and attention required for effective Board service.
Further information with respect to the nominees for election to the Board at the Annual Meeting, including a summary of certain key skills, experience, and demographic background information, is set forth on the following pages.

The Board unanimously recommends that you vote FOR the election of each nominee.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	13

OUR BOARD OF DIRECTORS
Director Qualifications, Skills and Experience

SKILLS AND EXPERIENCE

Finance / Accounting knowledge of, or experience in, accounting, financial reporting, or auditing processes and standards

Financial Services senior leadership within, or oversight experience with respect to, the financial services industry, including asset management

Global / International experience related to international business strategy and operations

Leadership experience managing complex business operations and strategic planning

Public Company Board Experience experience serving on the board of directors of a publicly traded entity

Regulatory experience with regulated businesses, regulatory requirements, and relationships with regulatory bodies or agencies

Risk Management knowledge or expertise with respect to risk management processes across large, complex organizations

Talent Management and Development experience in senior executive development, succession planning, and compensation matters

Technology / Innovation / Cybersecurity / Digital experience with, or oversight of, innovative technology, information / data management systems, fintech, privacy, and/or cybersecurity

14	NORTHERN TRUST CORPORATION

OUR BOARD OF DIRECTORS
Nominee Biographies
The following information about the nominees for election to the Board at the Annual Meeting is as of the date of this Proxy Statement, unless otherwise indicated.

SUSAN CROWN	INDEPENDENT DIRECTOR

Director Since: 1997 Age: 67	Board Committees: Corporate Governance, Human Capital and Compensation

Current Public and/or Investment Company Directorships •Illinois Tool Works Inc., since 1994

Qualifications
The Board concluded that Ms. Crown should serve as a director based on her leadership, risk oversight, governance, and corporate responsibility experience developed through service at various large organizations, both commercial and nonprofit, including as Chair of the Board of Trustees at Rush University Medical Center and the Rush University System for Health.

Professional Experience
•Owl Creek Partners, LLC (private equity firm)
–Chairman and Chief Executive Officer, since 2010
•Susan Crown Exchange Inc. (social investment organization)
–Chairman and Founder, since 2009
•Henry Crown and Company (company with diversified investments)
–Vice President, 1984 to 2015

CHANDRA DHANDAPANI	INDEPENDENT DIRECTOR

Director Since: 2024 Age: 58	Board Committees: Risk, Technology and Operations

Other Recent Public and/or Investment Company Directorships •On Deck Capital, 2018 to 2020

Qualifications The Board concluded that Ms. Dhandapani should serve as a director based on her extensive technology, management and financial industry experience.

Professional Experience
•Magnit, LLC (global contingent workforce management company)
–Chief Executive Officer, since November 2024
•CBRE Group, Inc. (global commercial real estate services and investment company)
–Senior Advisor, April 2024 to September 2024
–Chief Executive Officer of Global Workplace Solutions, 2022 to April 2024
–Chief Transformation Officer and Chief Operating Officer of Global Workplace Solutions, 2021 to 2022
–Chief Administrative Officer, 2020 to 2021
–Chief Digital & Technology Officer, 2016 to 2020

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	15

OUR BOARD OF DIRECTORS

DEAN M. HARRISON	INDEPENDENT DIRECTOR

Director Since: 2015 Age: 71	Board Committees: Audit, Executive, Risk (Chair), Technology and Operations

Other Recent Public and/or Investment Company Directorships •None

Qualifications
The Board concluded that Mr. Harrison should serve as a director based on his extensive experience leading a large, complex organization in a highly regulated industry, including his risk oversight experience.

Professional Experience
•Northwestern Memorial HealthCare (the primary teaching affiliate of Northwestern University Feinberg School of Medicine and parent corporation of Northwestern Memorial Hospital)
–Executive Chairman, 2023
–President and Chief Executive Officer, 2006 to 2022

JAY L. HENDERSON	LEAD INDEPENDENT DIRECTOR

Director Since: 2016 Age: 70	Board Committees: Audit, Executive, Corporate Governance (Chair), Human Capital and Compensation, Risk, Technology and Operations

Other Recent Public and/or Investment Company Directorships •Illinois Tool Works Inc., since 2016 •The J. M. Smucker Company, since 2016

Qualifications
The Board concluded that Mr. Henderson should serve as a director based on his extensive experience working with, and serving as a director of, various complex global organizations across multiple markets and industry sectors, as well as his leadership experience in various roles at PricewaterhouseCoopers LLP.

Professional Experience
•PricewaterhouseCoopers LLP (professional services firm)
–Vice Chairman, Client Service for PricewaterhouseCoopers LLP, 2007 to 2016
–Managing Partner of the Greater Chicago Market, 2003 to 2013

16	NORTHERN TRUST CORPORATION

OUR BOARD OF DIRECTORS

MARCY S. KLEVORN	INDEPENDENT DIRECTOR

Director Since: 2019 Age: 66	Board Committees: Executive, Risk, Technology and Operations (Chair)

Other Recent Public and/or Investment Company Directorships •Cerence, Inc., since 2023 •Humana, Inc., since 2021

Qualifications The Board concluded that Ms. Klevorn should serve as a director based on her extensive experience with respect to the innovation and application of new and emerging technologies.

Professional Experience
•Ford Motor Company (global automaker)
–Chief Transformation Officer, 2019
–Executive Vice President and President, Mobility, 2017 to 2019
–Chief Information Officer and Group Vice President, Information Technology, 2015 to 2017
–Director, Office of the Chief Information Officer, 2013 to 2015

SIDDHARTH N. “BOBBY” MEHTA	INDEPENDENT DIRECTOR

Director Since: 2019 Age: 67	Board Committees: Risk, Technology and Operations

Other Recent Public and/or Investment Company Directorships •The Allstate Corporation, since 2014 •Jones Lang LaSalle Incorporated, since 2019 •TransUnion, 2007 to 2022

Qualifications
The Board concluded that Mr. Mehta should serve as a director based on his management and board experience at large, complex organizations and his experience in the financial services industry.

Professional Experience
•TransUnion (global risk and information solutions provider)
–President and Chief Executive Officer, 2007 to 2012
•HSBC Finance Corporation (owner and servicer of a portfolio of residential real estate loans) and HSBC North America Holdings, Inc. (holding company for HSBC Holdings plc’s operations in the United States)
–Chief Executive Officer, 2005 to 2007

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OUR BOARD OF DIRECTORS

ROBERT E. MORITZ	INDEPENDENT DIRECTOR

Director Since: 2025 Age: 62	Board Committees: Audit, Human Capital and Compensation

Other Recent Public and/or Investment Company Directorships •Walmart Inc., since August 2024 •S&P Global, since February 2026

Qualifications
The Board concluded that Mr. Moritz should serve as a director based on his global leadership experience and extensive experience with the financial services industry through various roles at PricewaterhouseCoopers LLP.

Professional Experience
•PricewaterhouseCoopers LLP (professional services firm)
–Global Chairman, PwC International, 2016 to June 2024
–U.S. Chair and Senior Partner, 2009 to 2016
–U.S. Assurance Leader, 2006 to 2009
–Managing Partner, New York Office and Metro Region, 2004 to 2006
–Financial Services Audit and Business Advisory Leader, 2001 to 2004

MICHAEL G. O’GRADY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Director Since: 2017 Age: 60	Board Committees: Executive (Chair)

Other Recent Public and/or Investment Company Directorships •Abbott Laboratories, since 2023

Qualifications The Board concluded that Mr. O’Grady should serve as a director based on his experience and ongoing responsibilities with respect to Northern Trust’s businesses.

Professional Experience
•Northern Trust Corporation and The Northern Trust Company
–Chairman of the Board, since 2019
–Chief Executive Officer, since 2018
–President, since 2017
–President, Corporate & Institutional Services, 2014 to 2016
–Chief Financial Officer, 2011 to 2014
•Bank of America Merrill Lynch
–Managing Director, Investment Banking Group, 2000 to 2011

18	NORTHERN TRUST CORPORATION

OUR BOARD OF DIRECTORS

RICHARD M. PETRINO	INDEPENDENT DIRECTOR

Director Since: 2025 Age: 58	Board Committees: Audit, Technology and Operations

Other Recent Public and/or Investment Company Directorships •Global Business Travel Group, 2019 to 2024

Qualifications
The Board concluded that Mr. Petrino should serve as a director based on his significant strategic, operating, and risk management experience within the financial services industry as a former executive at American Express Company.

Professional Experience
•American Express Company (financial services firm)
–Chief Operating Officer, American Express National Bank, 2020 to June 2024
–EVP, Corporate Controller and Chief Accounting Officer, 2018 to 2020
–SVP, Chief Operational Risk Officer and Global Head of Oversight, 2016 to 2018
–SVP, Head of Global Capital Markets (Treasury), 2014 to 2016
–SVP, Head of Corporate Planning and Investor Relations, 2007 to 2014

MARTIN P. SLARK	INDEPENDENT DIRECTOR

Director Since: 2011 Age: 71	Board Committees: Human Capital and Compensation, Technology and Operations

Other Recent Public and/or Investment Company Directorships •Hub Group, Inc., since 1996

Qualifications
The Board concluded that Mr. Slark should serve as a director based on his experience leading a complex global corporation and his risk oversight experience as Chief Executive Officer of Molex LLC and as a director of other large, complex corporations, including Liberty Mutual Insurance Company.

Professional Experience •Molex LLC (manufacturer of electronic, electrical and fiber optic interconnection products and systems) –Chief Executive Officer, 2005 to 2018

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	19

OUR BOARD OF DIRECTORS

DAVID H.B. SMITH JR.	INDEPENDENT DIRECTOR

Director Since: 2010 Age: 59	Board Committees: Audit (Chair), Executive, Risk

Other Recent Public and/or Investment Company Directorships •Illinois Tool Works Inc., since 2009

Qualifications
The Board concluded that Mr. Smith should serve as a director based on his regulatory and leadership experience in the financial industry gained from his roles at the U.S. Securities and Exchange Commission and the Mutual Fund Directors Forum. The Board also considered that Mr. Smith’s interest as a beneficiary of a trust that holds a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

Professional Experience
•Mutual Fund Directors Forum (nonprofit membership organization for investment company directors)
–Executive Vice President, Policy & Legal Affairs and General Counsel, since 2005
•U.S. Securities and Exchange Commission
–Associate Director, Division of Investment Management, 2001 to 2005

DONALD THOMPSON	INDEPENDENT DIRECTOR

Director Since: 2015 Age: 62	Board Committees: Corporate Governance, Executive, Human Capital and Compensation (Chair)

Other Recent Public and/or Investment Company Directorships •Royal Caribbean Cruises Ltd., since 2015 •Beyond Meat, Inc., 2015 to 2021

Qualifications The Board concluded that Mr. Thompson should serve as a director based on his management and board experience at other complex global corporations.

Professional Experience
•Amistad Financial Group, LLC (financial holding company)
–Chairman, since 4th quarter of 2025
•Cleveland Avenue, LLC (food and beverage accelerator and investment company)
–Founder and Chief Executive Officer, since 2015
•McDonald’s Corporation (global foodservice retailer)
–President and Chief Executive Officer, 2012 to 2015

20	NORTHERN TRUST CORPORATION

OUR BOARD OF DIRECTORS

CHARLES A. TRIBBETT III	INDEPENDENT DIRECTOR

Director Since: 2005 Age: 70	Board Committees: Corporate Governance, Human Capital and Compensation

Other Recent Public and/or Investment Company Directorships •None

Qualifications
The Board concluded that Mr. Tribbett should serve as a director based on his global leadership consulting experience evaluating and identifying senior management professionals and his leadership experience at Russell Reynolds Associates.

Professional Experience •Russell Reynolds Associates (global executive recruiting firm) –Vice Chairman of Board and CEO Advisory Group, since 2020 –Managing Director, since 1989

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OUR BOARD OF DIRECTORS
Director Nomination and Refreshment Process
DIRECTOR NOMINATION PROCESS
The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director.

1
Consideration
The Corporate Governance Committee considers director candidates from a variety of sources, including nominees proposed by the Board, management, search firms, and stockholders. Stockholder nominations will be considered in accordance with the nomination procedures specified in the Corporation’s By-laws and described further under “Stockholder Proposals for 2027 Annual Meeting” on page 104. Stockholders also may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.” The Corporation’s By-laws also include a proxy access right, providing eligible stockholders the right to include, along with the candidates nominated by the Board, their own nominees for election to the Board in the Corporation’s proxy materials. This proxy access right permits any stockholder, or group of up to 20 stockholders, who has maintained continuous qualifying ownership of 3% or more of the Corporation’s outstanding common stock for at least the previous three years, and continues to own the required common stock through the date of the applicable annual meeting, to include in the Corporation’s proxy materials such stockholder’s own nominees for election to the Board constituting up to the greater of two individuals or 20% of the total number of directors, provided that such stockholder and its nominees satisfy the requirements specified in the Corporation’s By-laws.

2
Evaluation
In its evaluation of director candidates, including persons recommended by stockholders, the Corporate Governance Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines to ensure the Board has a diversity of perspectives and backgrounds, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as relevant business and industry experience, professional background, age, current employment, community service and other board service. The Corporate Governance Committee seeks to identify as candidates for director persons with a reputation for, and record of, integrity and good business judgment who:
(i)   have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated;
(ii)  are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders; and
(iii) are willing and able to make the necessary commitment of time and attention required for effective Board service.
The Corporate Governance Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to ensure the Board has the necessary collective expertise to perform its oversight function effectively.

3
Recommendation
Following its evaluation process, the Corporate Governance Committee recommends director nominees to the full Board, and the Board makes the final determination of director nominees based on its consideration of the Committee’s recommendation.

22	NORTHERN TRUST CORPORATION

OUR BOARD OF DIRECTORS
DIRECTOR SUCCESSION PLANNING/REFRESHMENT

Critically evaluating individual directors and their contributions to our Board is integral to annual re-nomination decisions.

In considering whether to recommend the re‑nomination of a director for election at our Annual Meeting, the Corporate Governance Committee undertakes a comprehensive review that differs in focus from the evaluation of new director candidates. In particular, the Corporate Governance Committee emphasizes the director’s demonstrated performance and continued effectiveness in service on the Board, including consideration of the following factors:
•The extent to which the director’s judgment, skills, qualifications and experience have continued to contribute to the effectiveness of the Board and the success of the Corporation;
•Feedback from the annual Board and Committee self‑evaluation process, including individual discussions between each director and the Lead Director;
•The director’s attendance, participation and preparedness at Board and Committee meetings;
•The director’s continued independence under applicable standards;
•The extent to which the director contributes to the Board’s mix of viewpoints, backgrounds, skills, experiences and expertise, taking into account the Board’s current and anticipated needs;
•Stockholder feedback, including the level of support received at the prior Annual Meeting of Stockholders; and
•The director’s outside board service and other professional affiliations, including consideration of time commitments, overboarding considerations, and any actual or perceived conflicts of interest.
While the Board does not maintain fixed term limits for directors, the Corporate Governance Committee considers length of service and overall Board refreshment as part of its re‑nomination analysis. The Board believes this individualized approach allows it to balance the benefits of director experience and institutional knowledge with the need for independence, ongoing engagement and effective oversight. Under the Corporation’s Corporate Governance Guidelines, no director may stand for election to the Board after attaining age 72, except with the approval of the Board, and directors who are employees of the Corporation are expected to resign from the Board upon their retirement or resignation from the Corporation.

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CORPORATE GOVERNANCE
Board Structure
LEADERSHIP STRUCTURE
The current leadership structure of the Board consists of a combined Chairman and CEO position (currently Mr. O’Grady) and a separate Lead Director (currently Mr. Henderson) who is appointed annually by the Corporation’s independent directors in accordance with the Corporation’s Corporate Governance Guidelines. The Board has determined that combining the positions of Chairman and CEO is most appropriate for the Corporation at this time, as having one person serve as Chairman and CEO provides unified leadership and direction to the Corporation and strengthens the ability of the CEO to develop and implement strategic initiatives and respond effectively in crisis situations. The Board also believes that the desire for independent leadership of the Board is sufficiently achieved by the prominent role of the Lead Director.

Current Leadership Structure

MICHAEL G. O’GRADY Chairman and CEO	JAY L. HENDERSON Lead Director

Committee Chairs

DAVID H. B. SMITH, JR. Audit	JAY L. HENDERSON Corporate Governance	DONALD THOMPSON Human Capital and Compensation

DEAN M. HARRISON Risk	MARCY S. KLEVORN Technology and Operations	MICHAEL G. O’GRADY Executive

24	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE

Michael G. O’Grady CHAIRMAN AND CEO	Jay L. Henderson LEAD DIRECTOR

PRIMARY RESPONSIBILITIES INCLUDE THE FOLLOWING:
•providing leadership to the Board and management and support an effective Board leadership structure, with independent oversight provided through the Lead Director role;
•presiding over meetings of the Board and, where applicable, meetings of the Executive Committee;
•working with the Lead Director, other directors and management to help ensure Board agendas appropriately address the Corporation’s key strategic, risk, and governance matters and facilitate effective Board deliberation;
•serving as the principal link between the Board and management, promoting open communication while respecting the Board’s independent oversight responsibilities; and
•leading management in developing and implementing the Corporation’s strategy and support the Board’s oversight of strategy execution and senior management performance.

THE ROLE WITH RESPECT TO THE CORPORATION IS A SIGNIFICANT ONE, WITH PRIMARY RESPONSIBILITIES INCLUDING THE FOLLOWING:
•approving Board meeting schedules and agendas to ensure that there is sufficient time for discussion of all Board agenda items and overseeing the information provided to the Board;
•calling at any time deemed necessary or advisable by the Lead Director a special meeting of the Board or a special executive session of the independent directors;
•adding items to the agenda of any regular or special meeting of the Board deemed necessary or advisable by the Lead Director;
•presiding at all regular and any special executive sessions of the independent directors;
•serving as a liaison between the independent directors and the Chairman and CEO; and
•conducting, by means of an interview with each director, including the Chairman and CEO, the Board’s annual self-evaluation of its performance and then providing a summary report to the Board.

The Board believes that Mr. Henderson’s vast business and leadership experience and his leadership roles on other public company boards of directors provide the appropriate expertise and business acumen that helps ensure strong and independent oversight and effective collaboration among the directors. Led by Mr. Henderson, the independent members of the Board met ten times during fiscal year 2025 in regularly scheduled executive sessions (without the presence of the Chairman and CEO) to discuss various matters related to oversight, Board affairs, and CEO performance. Using input collected from the independent members of our Board during each executive session, Mr. Henderson discusses the agenda and materials for future Board meetings with the Chairman and CEO and members of management. Mr. Henderson also frequently attended other Board committee meetings of which he was not a member and was part of significant engagement and outreach efforts with all of the Corporation’s stakeholders, including investors, regulators, clients, employees, and the community in which we operate.
Taking into account the prominence of the Lead Director role at the Corporation, the Board has determined that the Corporation’s current Board leadership structure provides significant independent leadership of the Board and is most appropriate for the Corporation at this time. The Corporation has a strong independent Board, with all current directors except for Mr. O’Grady having been determined to be independent under The NASDAQ Stock Market LLC (“NASDAQ”) listing standards and all standing committees of the Board except for the Executive Committee being composed solely of independent directors. The significant and meaningful responsibilities of the Corporation’s independent directors, together with those of the Lead Director, also foster good governance practices and provide for substantial independent oversight of critical matters related to the Corporation.

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CORPORATE GOVERNANCE
BOARD COMMITTEE CHAIRS
Each standing committee of the Board is led by a Chair appointed by the Board based on the director’s knowledge, interests and areas of expertise. Committee Chairs preside over committee meetings and, in accordance with the applicable committee charter and in consultation with committee members, determine the frequency of meetings and the matters to be addressed. Committee Chairs report on committee activities and recommendations to the Board following each meeting, and committee minutes are circulated to the full Board. Through these responsibilities, Committee Chairs support the Board’s oversight of matters within each committee’s scope of responsibility and contribute to the effective functioning of the Board as a whole. Committee Chairs are rotated regularly, balancing the need for fresh perspective with the need for experience and continuity.
BOARD COMMITTEE CHAIRS

DAVID H. B. SMITH, JR. Audit	JAY L. HENDERSON Corporate Governance	DONALD THOMPSON Human Capital and Compensation	DEAN M. HARRISON Risk	MARCY S. KLEVORN Technology and Operations	MICHAEL G. O’GRADY Executive

COMMITTEES OF THE BOARD
The standing committees of the Board are the Audit Committee, the Corporate Governance Committee, the Executive Committee, the Human Capital and Compensation Committee, the Risk Committee and the Technology and Operations Committee. With the exception of the Executive Committee, all standing committees are composed solely of independent directors. The Executive Committee is chaired by Mr. O’Grady and includes the chairs of the other standing committees of the Board. The Executive Committee meets on an as-needed basis and is empowered to act for the Board to the full extent permitted by law, between meetings of the Board if necessary and appropriate. Consequently, independent directors directly oversee critical matters and appropriately oversee the Chairman and CEO and other members of senior management. Each standing committee is governed by a written charter. These charters detail the duties and responsibilities of each committee and are available on the Corporation’s website at www.northerntrust.com.
Additional information regarding the roles, responsibilities and composition of the Board’s standing committees is set forth below.

26	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE

AUDIT COMMITTEE

					MEETINGS IN 2025: 6	INDEPENDENT DIRECTORS: 100%
DAVID H. B. SMITH, JR. Chair	DEAN M. HARRISON	JAY L. HENDERSON	ROBERT E. MORITZ	RICHARD M. PETRINO

KEY RESPONSIBILITIES / AREAS OF OVERSIGHT
The Audit Committee assists the Board in its oversight of:
•the integrity of the Corporation’s consolidated annual and quarterly financial statements and earnings releases;
•the Corporation’s compliance with accounting, legal, and regulatory requirements;
•the qualifications and independence of the Corporation’s public accountants; and
•the performance of the Corporation’s internal audit function and public accountants.
The Board has determined that all members of the Audit Committee are independent under U.S. Securities and Exchange Commission (“SEC”) rules and NASDAQ listing standards. The Board also has determined that all Audit Committee members have the financial experience and knowledge required for service on the Committee, and that Messrs. Harrison, Henderson, Moritz, Petrino, and Smith each satisfy the definition of “audit committee financial expert,” under SEC rules.
As part of its ongoing oversight, the Audit Committee routinely reviews certain standing agenda items at its meetings held throughout the year, which may include, audit services reports; annual audit plan; quarterly and full-year results; reports from KPMG; internal controls status; approval of auditor services; and legal and regulatory updates. The Audit Committee carries out its responsibilities with the flexibility to address evolving priorities, including ad hoc and topical matters arising from both internal and external events, in addition to its standing agenda items.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE COMMITTEE

				MEETINGS IN 2025: 6	INDEPENDENT DIRECTORS: 100%
JAY L. HENDERSON Chair	SUSAN CROWN	DONALD THOMPSON	CHARLES A. TRIBBETT III

KEY RESPONSIBILITIES / AREAS OF OVERSIGHT
The Corporate Governance Committee assists the Board with:
•the identification of candidates for nomination or appointment as directors;
•the oversight of the Board’s committee structure;
•the oversight of the annual evaluation of the Board and its committees;
•the development of the Corporation’s Corporate Governance Guidelines;
•the appointment of a successor in the event of the unanticipated death, disability or resignation of the Corporation’s CEO;
•the procedures relating to stockholder communications with the Board; and
•other sustainability matters of significance to the Corporation and its subsidiaries.
The Board has determined that all members of the Corporate Governance Committee are independent under SEC rules and NASDAQ listing standards.
As part of its ongoing oversight, the Corporate Governance Committee routinely reviews certain standing agenda items at its meetings held throughout the year, which may include, board composition; committee framework, structure, and composition; director independence and expertise; director nominations; advisory director appointment; sustainability update; political/lobbying and public advocacy; and annual review of key governance documents. The Corporate Governance Committee carries out its responsibilities with the flexibility to address evolving priorities, including ad hoc and topical matters arising from both internal and external events, in addition to its standing agenda items.

28	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE

HUMAN CAPITAL AND COMPENSATION COMMITTEE

						MEETINGS IN 2025: 4	INDEPENDENT DIRECTORS: 100%
DONALD THOMPSON Chair	SUSAN CROWN	JAY L. HENDERSON	ROBERT E. MORITZ	MARTIN P. SLARK	CHARLES A. TRIBBETT III

KEY RESPONSIBILITIES / AREAS OF OVERSIGHT
The Human Capital and Compensation Committee assists the Board in its oversight of:
•the compensation of the directors and executive officers;
•employee benefit and equity-based plans;
•inclusivity strategies and initiatives;
•management development and succession planning; and
•other human capital management matters of significance.
The Board has determined that all members of the Human Capital and Compensation Committee are independent under SEC rules and NASDAQ listing standards.
As part of its ongoing oversight, the Human Capital and Compensation Committee routinely reviews certain standing agenda items including executive, CEO and non-employee director compensation; executive and CEO goals and performance; compensation and benefit program design; annual incentive accruals and final incentive funding outcomes that include alignment of performance, risk, and compensation decisions; and key human capital and workforce matters, such as executive officer appointments, conduct risk management, succession planning, and employee engagement. The Human Capital and Compensation Committee carries out its responsibilities with the flexibility to address evolving priorities, including ad hoc and topical matters arising from both internal and external events, in addition to its standing agenda items.

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CORPORATE GOVERNANCE

RISK COMMITTEE(1)

						MEETINGS IN 2025: 6	INDEPENDENT DIRECTORS: 100%
DEAN M. HARRISON Chair	CHANDRA DHANDAPANI	JAY L. HENDERSON	MARCY S. KLEVORN	SIDDHARTH N. MEHTA	DAVID H.B. SMITH, JR.

KEY RESPONSIBILITIES / AREAS OF OVERSIGHT
The Risk Committee assists the Board in its oversight of:
•the risk management policies of the Corporation’s global operations;
•the operation of the Corporation’s global risk management framework; and
•management’s procedures for identifying, measuring, aggregating, and reporting on:
•the Corporation’s risk-based capital requirements; and
•the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories, as well as related risk themes: credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk.
The Board has determined that all members of the Risk Committee are independent under SEC rules and NASDAQ listing standards.
As part of its ongoing oversight, the Risk Committee routinely reviews certain standing agenda items at its meetings held throughout the year, which may include, the Chief Risk Officer Report and Enterprise Risk Profile; risk appetite/risk management framework; liquidity/capital adequacy review; stress testing/scenario analysis; business unit risk reviews; operational resiliency and recovery; capital and dividend actions; compliance and ethics report; and anti-money laundering program and training. The Risk Committee carries out its responsibilities with the flexibility to address evolving priorities, including ad hoc and topical matters arising from both internal and external events, in addition to its standing agenda items.
(1)Effective April 22, 2025, the Board renamed the Business Risk Committee as the Risk Committee and adopted an updated Risk Committee charter, which superseded the prior Business Risk Committee charter and additionally, reflected the integration of the duties and responsibilities of the Capital Governance Committee into the Risk Committee.

30	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE

TECHNOLOGY AND OPERATIONS COMMITTEE(1)

							MEETINGS IN 2025: 4	INDEPENDENT DIRECTORS: 100%
MARCY S. KLEVORN Chair	CHANDRA DHANDAPANI	DEAN M. HARRISON	JAY L. HENDERSON	SIDDHARTH N. MEHTA	RICHARD M. PETRINO	MARTIN P. SLARK

KEY RESPONSIBILITIES / AREAS OF OVERSIGHT
The Technology and Operations Committee assists the Board with:
•the oversight of the Corporation’s technology and operations, including related strategies, investments, and risks;
•the oversight of cybersecurity matters;
•the oversight of operations strategy and the effectiveness of the operating model;
•the review of significant technology and operations initiatives, including system implementations, platform migrations, and end‑of‑life planning;
•the oversight of technology‑ and operations‑related risks, in coordination with the Risk Committee;
•the review of the adequacy of management information systems supporting Board oversight; and
•the review of the Committee’s charter and related governance matters.
The Board has determined that all members of the Technology and Operations Committee are independent under SEC rules and NASDAQ listing standards.
As part of its ongoing oversight, the Technology and Operations Committee routinely reviews certain standing agenda items at its meetings held throughout the year, which may include, the enterprise Chief Operating Officer report; technology performance and reliability metrics; cybersecurity risks and incidents; supervisory issues and incident updates; enterprise change management update, information technology audit issues, cybersecurity penetration testing; and industry and emerging technology trends. The Technology and Operations Committee carries out its responsibilities with the flexibility to address evolving priorities, including ad hoc and topical matters arising from both internal and external events, in addition to its standing agenda items.
(1)This committee was formed effective April 22, 2025.

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CORPORATE GOVERNANCE
EXECUTIVE SESSIONS
The independent directors of the Corporation met in executive sessions separate from management nine times during 2025. The Lead Director or, in his absence, another independent director designated by the Lead Director, presides at executive sessions of the independent directors. The standing committees of the Board also regularly held executive sessions during 2025. These sessions were led by the respective independent committee Chairs.
DIRECTOR INDEPENDENCE
The Board has determined that each director serving during 2025 was, and each current director is, independent of the Corporation in accordance with our independence standards, which conform with the SEC rules and the listing standards of NASDAQ, except for Mr. O’Grady, who currently serves as the Corporation’s Chairman and CEO.
To be considered independent, the Board must affirmatively determine that a director has no relationship with the Corporation which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Corporation’s Corporate Governance Guidelines require that a majority of the directors serving on the Board meet the criteria for “independence” under NASDAQ listing standards.
In making independence determinations, the Board considers, among all other relevant matters, the criteria for independence contained in the NASDAQ listing standards. Under these standards, the following persons shall not be considered “independent”:
•a director who is or was an employee or executive officer of the Corporation, or whose Family Member (as defined below) is or was an executive officer of the Corporation, at any time during the past three years;
•a director who receives or has received, or whose Family Member receives or has received, compensation from the Corporation in excess of $120,000 during any period of twelve consecutive months within the past three years, other than director and committee fees, benefits under a tax-qualified retirement plan or other forms of nondiscretionary compensation; provided, however, that compensation received by a Family Member of a director for service as an employee (other than as an executive officer) of the Corporation need not be considered in determining independence;
•a director who is, or whose Family Member is, a current partner of the Corporation’s outside auditor, or who was a partner or employee of the Corporation’s outside auditor who worked on the Corporation’s audit at any time during any of the past three years;
•a director of the Corporation who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Corporation serve on the compensation committee of such other entity; or
•a director who is, or whose Family Member is, a partner in, a controlling stockholder of, or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenue for that year, other than payments arising solely from investments in the Corporation’s securities or payments under nondiscretionary charitable contribution matching programs.
“Family Member” means a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.
In addition to the categorical standards, the Board considered that the Corporation or its subsidiaries provided financial services to each of its directors, or persons or entities affiliated with such directors, except for Ms. Klevorn and Mr. Tribbett, including trust and related services, brokerage services, investment management, asset servicing, asset management, credit services, and other banking services. These transactions were undertaken in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral for loan transactions) as those prevailing at the time for comparable transactions with other persons not related to the Corporation or any affiliated entities involved in the transactions. None of these transactions involved more than the normal risk of collectability or presented other unfavorable features, and any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of Section 13(k) of the Securities Exchange Act of 1934 (the “Exchange Act”). None of these transactions or any transactions in which the Corporation or any of its subsidiaries sold or purchased products and services to or from any of the Corporation’s directors, or persons or entities affiliated with its directors, were material to the Corporation or any affiliated entities involved in the transactions. With respect to Mr. Henderson, the Board also considered the related party transaction reviewed and approved by the Audit Committee in accordance with the Corporation’s Related Person Transactions Policy described below. In each case, the Board determined that these relationships did not affect any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director.

32	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE
The Board’s Oversight Role
OVERSIGHT OF STRATEGY
The Board is responsible for the direct oversight of the Corporation’s strategic direction and key strategic initiatives, while management is responsible for the development and execution of strategy. In fulfilling this role, the Board engages in an ongoing dialogue with management regarding the Corporation’s strategy, including consideration of the competitive environment, market conditions, regulatory developments, and the Corporation’s risk profile. The Board reviews and approves the Corporation’s strategic plan and monitors management’s execution against strategic objectives.
The Board’s oversight of strategy is supported by a structured governance framework that includes regular strategy discussions during Board meetings and an annual strategic planning session with executive management. Through this process, the Board evaluates strategic priorities, capital allocation, and long‑term growth initiatives, and assesses progress against established goals. The Board and its committees also oversee elements of strategy within their respective areas of responsibility, ensuring that strategic initiatives are aligned with the Corporation’s risk appetite, operating capabilities, and long‑term stockholder value creation.
OVERSIGHT OF RISK MANAGEMENT

BOARD OF DIRECTORS

•Provides oversight of risk management directly and through certain of its committees: the Audit Committee, Risk Committee, Technology and Operations Committee, and the Human Capital and Compensation Committee.
•Annually approves the Corporation’s Risk Management Framework and Corporate Risk Appetite Statement.

RISK COMMITTEE

•Assumes primary responsibility and oversight with respect to credit risk, operational risk, technology and cyber risk, fiduciary risk, compliance risk, market risk, liquidity risk, strategic risk, and associated risk themes.
•Also assists the Board in discharging its oversight duties with respect to capital management and resolution planning activities.

MANAGEMENT

Global Enterprise Risk Committee

Credit Risk Committee	Market & Liquidity Risk Committee	Operational Risk Committee	Fiduciary Risk Committee	Compliance Risk Committee	Information Technology Risk Committee

•In accordance with the risk management framework, the Global Enterprise Risk Committee meets to provide executive management oversight and guidance with respect to the management of the categories of risk and risk themes within Northern Trust. Among other risk management responsibilities, the Global Enterprise Risk Committee receives reports, escalations, or recommendations from senior risk committees that are responsible for the management of risk, and from time to time may delegate responsibility to such committees for risk issues. Senior risk committees include those committees listed above under the Global Enterprise Risk Committee.

In addition, the Audit Committee provides oversight with respect to financial reporting and legal risk, while the Human Capital and Compensation Committee oversees the development and operation of the incentive compensation program of the Corporation and its subsidiaries. The Human Capital and Compensation Committee annually reviews an assessment of the effectiveness of the design and performance of the incentive compensation arrangements and practices in providing incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes a third-party evaluation of whether these incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. The charters for the Human Capital and Compensation, Risk, and Technology and Operations Committees provide that the committees may meet with the individuals who supervise day-to-day risk management responsibilities of the Corporation and other members of management, consultants or advisors, as each committee deems appropriate.

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CORPORATE GOVERNANCE
OVERSIGHT OF CYBERSECURITY AND TECHNOLOGY RISK
As a financial services company entrusted with the safeguarding of sensitive information, the Board believes that a strong cybersecurity and technology risk management program is crucial to the Corporation’s success in an environment of increasing cybersecurity threats. Accordingly, the Board plays an active role in the oversight of cybersecurity and technology risk management at the Corporation.
The Board provides oversight of cybersecurity and technology risks, including through periodic discussions with management and, as appropriate, third‑party experts regarding the Corporation’s preparedness for cybersecurity incidents. As part of this oversight, the Board receives industry updates and reviews management‑led exercises designed to assess and strengthen the Corporation’s cybersecurity incident response and resilience capabilities.
Additionally, the Board provides oversight of the Corporation’s use of artificial intelligence (“AI”) as part of its broader oversight of strategy, technology, and risk management. AI‑related matters are addressed through existing Board and committee governance structures, including regular management updates on AI initiatives, associated risks, and alignment with the Corporation’s strategic objectives. The Board receives periodic briefings designed to enhance directors’ understanding of AI developments.
The Board’s oversight is supported by its committee structure. The Risk Committee has primary responsibility for oversight of the Corporation’s enterprise risk management framework, including material cyber and technology risks. The Risk Committee oversees management’s actions to identify, assess, mitigate, and remediate material cybersecurity and technology risks as part of its oversight of the Corporation’s enterprise and operational risk profile. The Risk Committee annually reviews and approves the Corporation’s cyber and technology risk management policy and receives regular updates from senior management regarding the Corporation’s cybersecurity and technology risk management practices, risk profile, and remediation efforts.
The Technology and Operations Committee assists the Board by providing focused oversight of technology, operations, and cybersecurity matters, including related strategies, investments, and risks. The Technology and Operations Committee assists the Board in overseeing the Corporation’s technology and operations, including cybersecurity matters, and related strategies, investments, and risks. The Technology and Operations Committee provides focused oversight of technology and operations initiatives, including system implementations, platform modernization, and operational resiliency, and reviews management’s approach to identifying, assessing, and managing technology‑ and operations‑related risks. The Technology and Operations Committee receives regular updates from management regarding cybersecurity, technology performance, operational resilience, and significant technology and operations initiatives, and coordinates with the Risk Committee to ensure alignment with the Corporation’s enterprise risk management framework.
In addition, the cybersecurity is regularly assessed by the internal audit function through various assurance activities, with the results reported to the Audit Committee.
Through this coordinated approach, the Board and its committees oversee cybersecurity and technology risks in a manner designed to support the Corporation’s strategic objectives and long‑term resilience. For a further description of the risk management policies and practices of the Corporation’s Board and management, including those related to cybersecurity and technology risk management, see the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management” and “Cybersecurity,” respectively, in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025.
SUSTAINABILITY
Under our oversight and management structure, we advance our sustainability priorities through disciplined execution and tangible impact across our communities and operations. Our commitment to sustainability is embedded in our core operations and long-term corporate performance objectives, reflecting our dedication to strengthen resiliency, responsible growth and operational excellence. We are continuously strengthening our governance practices and institutional resilience by integrating sustainability considerations into how we manage and respond to emerging risks. In parallel, we are advancing efforts to mitigate climate change risks, recognizing the climate-related challenges and our responsibility to protect the long-term interests of our stakeholders. This integrated approach, rooted in our values and expertise, defines the distinctive Northern Trust client experience.

34	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE
Key sustainability decisions are made at the highest levels of our organization. Our Board of Directors and its committees provide active oversight of key sustainability matters affecting the Corporation and its subsidiaries. The Corporate Governance Committee is responsible for oversight of corporate governance practices, human rights, philanthropy, and sustainability. The Human Capital and Compensation Committee oversees talent and inclusion initiatives. Our Head of Corporate Sustainability, Inclusion and Social Impact, who reports directly to our Chairman and Chief Executive Officer, leads the design and execution of our enterprise sustainability strategy. She also chairs the Enterprise Sustainability Committee (“ESC”), a cross-functional group of senior leaders charged with guiding and enabling the implementation of our sustainability agenda across the organization. Our Chief Sustainability Officer reports directly to our Head of Corporate Sustainability, Inclusion and Social Impact and plays a central role in driving collaboration across the organization, through the ESC. Together, they work to build organizational capabilities and embed sustainability best practices to achieve our strategic objectives.
Our sustainability reporting this year included the release of our first enterprise-wide Task Force on Climate-Related Financial Disclosures (“TCFD”) as an appendix to the Corporate Sustainability Report, and continues to include disclosure alignment to Sustainability Accounting Standards Board (“SASB”) standards, in addition to our disclosures aligned to the Global Reporting Initiative (“GRI”) standards and greenhouse gas emissions statements that we have published annually for more than a decade.
Northern Trust has a long-standing history of community investment and engagement through strategic investments, philanthropic contributions and volunteer service. In 2025, Northern Trust supported more than 2,000 charitable and non-governmental organizations globally, contributing over $16 million in charitable donations. Over the past decade, we have donated more than $235 million and contributed over one million hours of volunteer service. Additionally, in 2025, we committed over $440 million in community development investments to support affordable housing, education and social services, job creation and wealth creation. The Bank also received an “outstanding” CRA rating from the Federal Reserve Board of Chicago in its most recent examination which evaluates banks on their commitment to make capital available for low- to moderate-income neighborhoods, families, and individuals.

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CORPORATE GOVERNANCE
Board Engagement
STOCKHOLDER ENGAGEMENT
The Corporation recognizes the importance of engaging with stockholders and other key constituents on a regular basis. Open and constructive dialogue with stakeholders helps further their understanding of our strategies and performance, and allows us to receive direct feedback on the issues that are important to them. We share this feedback with our management team and Board to deepen their understanding of stockholder and other stakeholder perspectives.
Accordingly, it is the Corporation’s long-standing practice to engage proactively and routinely with a wide range of stakeholders throughout the year, including stockholders, fixed income investors, credit rating agencies, and prospective investors. This practice continued in 2025, with our CEO, CFO, and other members of senior management, engaging with stockholders representing approximately 40% of our outstanding shares. Topics discussed included business strategy and financial performance, corporate governance, executive compensation, AI, and sustainability. Outreach efforts were accomplished through roadshows, individual meetings, and calls, and attendance at analyst and industry conferences. We value our stockholder engagement and intend to proactively seek and consider input on an ongoing basis.

ENGAGEMENT BY THE NUMBERS (2025)

~630 Investor Interactions	~170 Investor Meetings Hosted	~200 Investor Interactions with C-Suite

~100 Investment Firms Engaged	~40% Common Stock Outstanding Engaged	12 Meetings with Rating Agencies

WHO WE ENGAGE
•Retail and Institutional investors •Sell-side analysts •Bondholders	•Credit rating agencies •Stewardship teams

HOW WE ENGAGE
•One-on-one and group meetings, in-person and virtually •Quarterly earnings calls •Industry and sell-side events	•Proactive outreach •Written and electronic communications

WHO PARTICIPATES
•Executive management •Investor relations team	•Senior leadership •Subject matter experts

KEY ENGAGEMENT RESOURCES
•Quarterly earnings calls/materials •Annual stockholder meeting •Annual proxy statement •Annual report •Other SEC filings	•Northern Trust’s website •Sustainability report •Public events and presentations •Disclosures to various ratings assessors

KEY TOPICS OF ENGAGEMENT

OVERALL BUSINESS STRATEGY	CURRENT BUSINESS CONDITIONS	FINANCIAL PERFORMANCE	BUSINESS CONTINUITY AND OPERATIONAL RESILIENCE

SUSTAINABILITY	CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION PRACTICES		HUMAN CAPITAL MANAGEMENT

36	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE
COMMUNICATION WITH THE BOARD
Stockholders and other interested persons may communicate with any of the Corporation’s directors, including the Lead Director or the independent directors as a group, by writing a letter addressed to the applicable director(s), c/o Northern Trust Corporation, 50 South La Salle Street, M-9, Chicago, Illinois 60603, Attention: Corporate Secretary. Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chair using the address indicated above. The Corporation’s Corporate Secretary will review and forward communications to the appropriate member or members of the Board. The Corporate Secretary need not forward or retain any communications determined to be mass mailings, routine solicitations for business or contributions, or communications determined not to be relevant to the performance of the duties of the Board.
BOARD ATTENDANCE
During 2025, the Corporation’s Board held 13 meetings. All incumbent directors during 2025 attended at least 75% of the total meetings of the Board and the committees on which they served occurring during the period in which they served. Our Corporate Governance Guidelines state that all directors are expected to attend each Annual Meeting of Stockholders. In accordance with this expectation, all of the directors then serving attended the 2025 Annual Meeting of Stockholders held on April 22, 2025.
Board Evaluation Process
The Board and each of its standing committees thoroughly evaluate their own effectiveness throughout the year. The evaluation is a multi-faceted process that includes discussions with our Lead Director, individual director input on Board and committee meeting agenda topics, executive sessions without management present, periodic input to our Chairman and CEO and other members of senior management on agenda topics and enhancements to Board and committee effectiveness, an annual formal self-evaluation overseen by the Corporate Governance Committee, and opportunities to provide candid reflection on the performance of other directors. A summary of the self-evaluation process is as follows.

DETERMINE FORMAT	CONDUCT EVALUATION	REVIEW FEEDBACK	IMPLEMENT FEEDBACK

Each year, the Corporate Governance Committee formally considers and approves the process through which Board and committee self-evaluations are to be conducted to ensure they remain efficient and effective means by which to assess, and foster the continual enhancement of the Board and its committees.

From time to time, the Corporate Governance Committee engages with an independent third party to either inform or conduct its self-evaluation process. The most recent such engagement was in 2024 when an independent third party was engaged to conduct the self-evaluation process through a series of in-depth, one-on-one discussions with each of our directors and certain members of senior management.

Each year, a summary of the results of the self-evaluation is provided to the full Board for its consideration. Each standing committee also meets in executive session to provide an opportunity to discuss the key takeaways from the evaluation process as they may apply to such committee’s effectiveness.
In response to feedback from the evaluation process, the Board and committees work with management to improve policies and practices to enhance Board and committee effectiveness.

ONGOING FEEDBACK OPPORTUNITIES
In addition to the formal annual self-evaluation process, all directors are encouraged to provide feedback at any time throughout the year to further the improvement of the Board’s practices. Opportunities for such feedback are provided through one-on-one conversations with our Lead Director and regular executive sessions of the Board and each of its committees without management present, among other means.

As a result of this evaluation process, certain enhancements have been made in recent years to Board and committee composition and practices, as well as meeting materials, to further their effectiveness.

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CORPORATE GOVERNANCE
Governance Policies and Practices
CORPORATE GOVERNANCE GUIDELINES
The Corporation’s Corporate Governance Guidelines have been in place since 2000. The Corporate Governance Committee reviews and reassesses the adequacy of the Corporate Governance Guidelines at least annually and recommends any changes to the Board for approval. The Corporation’s Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com.
CODE OF BUSINESS CONDUCT AND ETHICS
The Board of the Corporation has adopted a Code of Business Conduct and Ethics to:
•promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;
•promote full, fair, accurate, timely and understandable public disclosure about the Corporation;
•promote compliance with applicable laws and governmental rules, codes and regulations wherever the Corporation does business;
•ensure the protection of the Corporation’s legitimate business interests; and
•deter wrongdoing.
The Code of Business Conduct and Ethics satisfies applicable SEC and NASDAQ requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer and principal accounting officer) and employees of the Corporation and its subsidiaries. The Corporation intends to disclose any amendments to, or waivers from, the Code of Business Conduct and Ethics for directors and executive officers by posting such information on its website. A copy of the Code of Business Conduct and Ethics is available on the Corporation’s website at www.northerntrust.com.
SECURITY TRANSACTIONS POLICY AND POLICY AGAINST HEDGING
The Corporation has adopted a Securities Transactions Policy that prohibits directors, employees, including our named executive officers, and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such persons are aware of material nonpublic information relating to the issuer of the security and from providing such material nonpublic information to any person who may trade while aware of such information. This policy also prohibits directors, employees, and certain of their family members from (i) engaging in short selling, margining, pledging or hypothecating the Corporation’s securities; (ii) trading in options, warrants, puts, calls, as well as derivatives such as swaps, forwards, futures or similar instruments on the Corporation’s securities; and (iii) engaging in any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of a Northern Trust equity security. We believe our Securities Transactions Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and NASDAQ listing standards. Our Securities Transactions Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
RELATED PERSON TRANSACTIONS
The Board, through its Audit Committee, has adopted a written Related Person Transactions Policy to govern the review, approval, and ratification of any transaction, arrangement or relationship in which the Corporation or its subsidiaries are party, the amount involved exceeds $120,000, and in which any related persons have a direct or indirect material interest. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family and any person (other than a tenant or employee) sharing their household.

38	NORTHERN TRUST CORPORATION

CORPORATE GOVERNANCE
Any related person proposing to enter into a potential related party transaction with the Corporation or its subsidiaries must notify the Corporate Secretary of the facts and circumstances of the proposed transaction. If the Corporate Secretary finds that the transaction would constitute a related party transaction, it must be reviewed and approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair will consider all relevant facts and circumstances and approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries.
Kathleen Henderson, Mr. Henderson’s daughter, has been employed by the Bank since 2005, currently serving as a Senior Vice President within the Wealth Management business of the Bank. In such role, Ms. Henderson earned compensation in excess of $120,000 in 2025, and received retirement, health and wellness benefits, all on comparable terms as those provided for other employees of the Bank. Pursuant to the Related Person Transactions Policy, our Audit Committee considers and approves Ms. Henderson’s employment on an annual basis. Mr. Henderson recuses himself from consideration of such matters.
Director Compensation
The Human Capital and Compensation Committee is responsible for reviewing non-employee director compensation and making a recommendation with respect thereto to the Board. In doing so, the Human Capital and Compensation Committee works with its independent compensation consultant to periodically review non-employee director compensation data for the same peer group utilized by the Human Capital and Compensation Committee to inform its decision-making with respect to executive compensation and has access to such other resources as it deems appropriate. Under the current plan design, non-employee directors are compensated for their services with cash compensation and equity awards in the form of restricted stock units. Directors who are employees of the Corporation receive no additional compensation for serving on the Board or on any Board committee. Please see the 2025 Summary Compensation Table for the compensation received by Mr. O’Grady with respect to 2025.
ELEMENTS OF DIRECTOR COMPENSATION
The following table describes the components of non-employee director compensation in 2025. All components other than the annual restricted stock unit grant are paid in cash.

COMPENSATION COMPONENT	2025 AMOUNT
Annual Restricted Stock Unit Grant	$170,000
Annual Cash Retainer	110,000
Annual Lead Director Retainer	50,000
Annual Committee Chair Retainer (Audit, Risk, and Technology and Operations)	40,000
Annual Committee Chair Retainer (Corporate Governance and Human Capital and Compensation)	30,000
Annual Committee Retainer (Audit, Risk, and Technology and Operations)	15,000
Annual Committee Retainer (Corporate Governance and Human Capital and Compensation)	10,000
Annual restricted stock units were granted to non-employee directors in April 2025 and are scheduled to vest on April 21, 2026, the date of the 2026 Annual Meeting of Stockholders. Directors’ stock units do not have voting rights and dividend equivalents thereon are subject to the same vesting, forfeiture and distribution provisions as the underlying stock units. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.
Effective April 22, 2025, our annual restricted stock unit grant, lead director retainer, committee chair retainer, and committee retainer were all increased based on a market study of director compensation conducted by our independent compensation consultant.
DEFERRAL OF COMPENSATION
Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividends on all stock units deferred prior to January 1, 2018 (including stock units

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CORPORATE GOVERNANCE
representing deferred cash compensation) are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Human Capital and Compensation Committee. Dividends on all stock units deferred on or after January 1, 2018 (including stock units representing deferred cash compensation) are converted into additional stock units representing shares of common stock based upon the closing price of the stock on the day such dividend would have been paid. For compensation deferred prior to January 1, 2018, the value of stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form, will be paid out in cash, and stock units representing deferred stock unit compensation will be distributed in stock, in each case in a lump sum or in up to ten annual installments at the election of the director. For compensation deferred on or after January 1, 2018, the value of all stock units (including stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form) will be distributed in stock in a lump sum or in up to ten annual installments at the election of the director.
DIRECTOR STOCK OWNERSHIP GUIDELINES
By the fifth anniversary of election to the Board, non-employee directors are required to hold shares of the Corporation’s common stock equal to five times the annual cash retainer provided to directors. If the minimum requirement is not met upon or at any time after such date, he or she is expected to retain 100% of the net, after-tax shares received upon vesting of equity awards or exercises of stock options until the minimum is met.
As of December 31, 2025, all non-employee directors met or exceeded the stock ownership guidelines to which they were subject, except for Ms. Dhandapani and Mr. Petrino, who are expected to reach the minimum share ownership threshold within their transition periods.
2025 DIRECTOR COMPENSATION TABLE
The following table sets forth all compensation earned by each non-employee director of the Corporation in 2025.

NAME	FEES EARNED OR PAID IN CASH ($)(1)		STOCK AWARDS(2)	TOTAL ($)
LINDA WALKER BYNOE	$44,615		—	$44,615	(4)
SUSAN CROWN	123,846		169,963	293,809
CHANDRA DHANDAPANI	132,207		169,963	302,170
DEAN M. HARRISON	195,385	(3)	169,963	365,348
JAY L. HENDERSON	253,462	(3)	169,963	423,425
MARCY S. KLEVORN	165,000		169,963	334,963
SIDDHARTH N. “BOBBY” MEHTA	185,000	(3)	169,963	354,963
ROBERT E. MORITZ	110,718		169,963	280,681
RICHARD PETRINO	125,791		169,963	295,754
MARTIN P. SLARK	127,308		169,963	297,271
DAVID H. B. SMITH, JR.	161,923		169,963	331,886
DONALD THOMPSON	148,462		169,963	318,425
CHARLES A. TRIBBETT III	123,846		169,963	293,809
(1)Ms. Dhandapani, Mr. Harrison, and Mr. Thompson elected to receive stock units in lieu of cash for all of their annual cash retainers earned in fiscal 2025 under the deferred compensation plan available to our non-employee directors.
(2)This column shows the grant date fair value of the stock awards for all non-employee directors in 2025, computed in accordance with FASB ASC Topic 718. The valuation of the stock unit awards was determined based on the closing price of the stock on April 22, 2025, the date of the grant. As of December 31, 2025, each non-employee director serving on such date held 1,902 unvested stock units, which represents the stock unit award made by the Corporation in April 2025 described above.
(3)Includes fees paid in cash for service on certain board committees of subsidiaries of the Corporation.
(4)Amounts reported for Ms. Bynoe reflect compensation earned through April 22, 2025, the effective date of her retirement from the Board.

40	NORTHERN TRUST CORPORATION

Item 2	Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act, and the rules and regulations promulgated thereunder by the SEC, the Corporation is required to include in this Proxy Statement a separate resolution, subject to an advisory vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement (commonly referred to as a “Say-on-Pay” advisory vote). In a nonbinding, advisory vote on the frequency of Say-on-Pay votes held at our 2023 Annual Meeting of Stockholders, stockholders voted in favor of conducting Say-on-Pay votes annually. In light of this result, and other factors considered by the Board, the Corporation will continue to hold Say-on-Pay votes on an annual basis. Accordingly, the Board is requesting that stockholders vote FOR approval of the following resolution:
“Resolved, that the compensation paid to the Corporation’s named executive officers, as disclosed in its Proxy Statement dated March 11, 2026, pursuant to Item 402 of Regulation S-K of the Exchange Act, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
As an advisory vote, this proposal is not binding on the Corporation. Although the vote is nonbinding, the Board and the Human Capital and Compensation Committee value the opinions of our stockholders and, consistent with past practice, will consider the outcome of the vote when determining compensation policies and making future compensation decisions for our named executive officers.
The Corporation’s executive compensation program and the framework used in evaluating and making 2025 compensation decisions for our named executive officers are described in the Compensation Discussion and Analysis that begins on page 42 of this Proxy Statement.

The Board unanimously recommends that you vote FOR this proposal.

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COMPENSATION DISCUSSION AND ANALYSIS
Our Named Executive Officers
This Compensation Discussion and Analysis describes how we compensate our 2025 named executive officers, which include:

MICHAEL G. O’GRADY	Chairman and Chief Executive Officer

DAVID W. FOX, JR.	Chief Financial Officer

PETER B. CHERECWICH	Chief Operating Officer

JASON J. TYLER	President, Wealth Management

THOMAS A. SOUTH	Chief Information Officer

Overview
The Compensation Discussion and Analysis describes the philosophy, design and outcomes for Northern Trust’s executive compensation program for 2025. This Compensation Discussion and Analysis begins with an overview of the framework used to evaluate executive performance and set total compensation, followed by a discussion of how target incentives are established, how compensation decisions are governed and how 2025 compensation outcomes reflect the Corporation, business and individual performance. The Human Capital and Compensation Committee (the “Committee”) believes this structure provides a clear and transparent explanation of the link between strategy, performance, and pay.
In 2025, we made continued progress against the One Northern Trust strategy across its three pillars: Optimize Growth; Strengthen Resiliency and Manage Risk; and Drive Financial Performance (e.g., productivity). The Committee’s compensation decisions for 2025 reflect this progress, as well as the evolving scope and responsibilities of the executive leadership team as we continue to advance these priorities.

42	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis Table of Contents

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COMPENSATION DISCUSSION AND ANALYSIS
1. Named Executive Officer Compensation Structure and Scorecard Framework
EXECUTIVE SUMMARY
As discussed in last year’s Compensation Discussion and Analysis, in 2024 the Committee worked with management and its independent consultant to conduct a thorough review of our executive compensation programs and implement an executive incentive compensation program designed to:
•Align with our One Northern Trust strategy;
•Drive accountability for corporate and individual results;
•Balance sustainable growth, risk management, and financial performance;
•Support stockholder value creation;
•Enhance alignment with market practices; and
•Provide enhanced transparency and clarity on how the Committee determines incentive compensation awards.
As part of the continued evolution of the Corporation’s incentive framework, the Committee introduced a scorecard for the CEO in 2024 to support a more holistic evaluation of performance across financial performance and strategic achievement, which includes optimizing growth, strengthening resiliency and managing risk, and driving financial performance (e.g., productivity). In 2025, the Committee expanded the use of scorecards to the Corporation’s other executive officers, including the other named executive officers, to align executive performance evaluations more closely across the leadership team while allowing for appropriate differentiation based on individual roles and responsibilities.
SCORECARD APPROACH

WHY
Establish a balance between sustainable growth, risk management, and financial performance, designed to ensure that senior management operates in alignment with company objectives and stakeholder expectations with an ability to evidence outcomes.

WHAT
A transparent and measurable balanced scorecard and target incentive that incentivizes sustainable results, while incorporating risk management and promoting sustainable long‑term stockholder value creation.

HOW
Scorecards combine financial performance and strategic achievement at both the Corporate and Business Unit (“BU”)/Corporate Group (“CG”) levels, including assessments of individual culture behaviors.
•Financial performance span a range of performance metrics, both absolute and relative to peers.
•Strategic Achievement is evaluated against Goals and Key Performance Indicators aligned with strategic priorities, inclusive of optimizing growth, strengthening resiliency and managing risk, and driving financial performance (e.g., productivity).
•Individual culture behaviors are assessed holistically leveraging the Corporation’s five culture behaviors: Relentlessly Client-Centric, Constantly Managing Risk, Respectfully Candid, Intentionally Inclusive, and Always Accountable.

44	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
Our named executive officer target incentive mix for the 2025 performance year is significantly weighted towards long-term equity compensation:

CEO INCENTIVE 2025 MIX

OTHER NAMED EXECUTIVE OFFICER 2025 INCENTIVE MIX
•75% of the CEO’s total incentive, and 70% of the total incentive for other named executive officers, is delivered through long-term equity awards.
•65% of long-term equity awards are delivered in the form of performance stock units, which are subject to an additional three-year performance period following the 2025 performance year. Accordingly, performance stock units account for 49% of the CEO’s total incentive compensation and 45% of total incentive compensation for the other named executive officers eligible to receive such awards.
•For executives designated as Material Risk Takers (“MRTs”) under UK remuneration regulations, long-term incentives are delivered exclusively in restricted stock units awards, which vest ratably over four years. Among the named executive officers, Mr. South was designated an MRT.
2025 PERFORMANCE OVERVIEW
2025 reflected strong operating and financial performance, driven by disciplined execution of the One Northern Trust strategy across its three pillars — Optimize Growth, Strengthen Resiliency and Manage Risk, and Drive Financial Performance (e.g., productivity) — supported by continued investment in three enablers: Talent and Culture; Technology, Data & AI, and Operational Excellence. Over the past two years, the Corporation has strengthened its operating model, improved resiliency and controls, generated consistent positive operating leverage, and aligned execution across the enterprise. In 2025, these efforts translated into improved profitability and returns, including higher profit margin (pre‑tax) and increased earnings per share growth, each excluding notables, contributing to the strong results as reflected on the Corporate Scorecard on page 51.
The Corporation’s performance in 2025 demonstrated balanced execution across each strategic pillar:
Optimize Growth: The Corporation advanced its Optimize Growth strategy by prioritizing scalable, profitable growth and deeper client relationships across the enterprise, supporting sustained value creation and expanded market share in priority segments. Firm‑wide initiatives included broadening the private markets footprint and increasing capital markets and banking penetration — now contributing more than one‑third of enterprise revenue. These efforts were underpinned by stronger collaboration across businesses and continued innovation, enabling Northern Trust to deliver more integrated solutions while accelerating growth momentum.
•Wealth Management delivered strong performance across higher‑tier segments, including record new business in Global Family Office, continued momentum in ultra‑high‑net‑worth and advisory channels, and growth in Wealth Management assets under management to $507 billion (+13%), with trust fees increasing 6%.
•Asset Servicing achieved profitable, scalable growth, with assets under custody and administration increasing to $17.4 trillion (+11%) and fees increasing 6%, supported by capital markets activity, private markets revenue growth, new asset owner mandates, and increased selling of higher‑margin services.
•Asset Management sustained strong growth in 2025, driven by differentiated investment solutions. Liquidity assets under management neared $340 billion, supported by twelve consecutive quarters of positive liquidity flows. Performance was also highlighted by increased product innovation, with year‑over‑year growth in product launches, including 11 new exchange-traded funds, continued expansion of alternatives and separately managed accounts, and closer collaboration with Wealth Management to deliver customized client solutions.

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COMPENSATION DISCUSSION AND ANALYSIS
Strengthen Resiliency and Manage Risk: The Corporation continued to enhance its risk and control environment, execute resiliency and regulatory initiatives, and reinforce a strong risk culture and tone at the top. Capital, liquidity, and credit metrics remained strong and well above regulatory requirements, including a 12.6% CET1 ratio and a 7.8% Tier 1 leverage ratio, a conservative balance sheet duration under one year, and very strong credit quality, including no net charge-offs in 2025. The Corporation also continued to invest in cybersecurity, cloud adoption, data modernization, platform upgrades, and core risk processes to strengthen operational resiliency and support sustainable performance through market cycles.
Drive Financial Performance (e.g., productivity): The Corporation continued to improve efficiency through disciplined expense management, operating model simplification, and structural productivity initiatives, supporting investment in strategic priorities and contributing to improved profitability and earnings growth.
Productivity gains were driven by continued implementation of a more streamlined, client‑centric operating model, including standardization of core processes, increased managerial spans, reduced organizational layers, and improved accountability across the enterprise. These actions enhanced efficiency, scalability, and execution consistency while supporting collaboration across businesses.
In 2025, the Corporation delivered productivity savings exceeding 4% of adjusted 2024 expenses,(1) which were reinvested in growth and resiliency initiatives to support sustainable performance over various macroeconomic cycles. These outcomes were supported by technology and automation initiatives, including expanded use of digital and AI tools, which improved workflow efficiency and service quality as part of a broader, disciplined approach to productivity and expense management.
(1)Adjusted expenses is a non-GAAP-basis financial measure which has been adjusted to exclude the impact of certain notable items,. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement to the corresponding GAAP measures, see Appendix A.

46	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
CORPORATE AND NAMED EXECUTIVE OFFICER SCORECARD OVERVIEW
The Committee applies scorecards at the Corporate, CEO, and named executive officers levels to evaluate performance holistically and reinforce accountability for financial performance and strategic achievement. The Corporate Scorecard reflects enterprise‑wide performance representing 80% of the CEO’s scorecard and 40% of each named executive officers’ scorecard. For named executive officers other than the CEO, a Business Unit or Corporate Group (“BU/CG”) scorecard evaluates financial performance and strategic achievement at the applicable BU/CG level and represents 40% of their scorecard. Individual assessments account for 20% of both the CEO and named executive officers’ scorecards.

CORPORATE SCORECARD(1)

	Metrics(2)		Weight

Financial Performance	•Revenue Growth •Expense Growth •Profit Margin (pre-tax) •Return on Equity •Earnings per Share Growth	•Organic Fees vs Plan •Organic Expenses vs Plan •Pre-Tax Income vs Plan •Total Shareholder Return (“TSR”) Rank	50%
				Corporate Scorecard Outcome

			50%
Strategic Achievement	•Optimize Growth •Strengthen Resiliency & Manage Risk •Drive Financial Performance (e.g., productivity)

(1)Adjustments may be applied for significant risk events or other considerations to the Corporate scorecard outcome
(2)The Corporate Scorecard contains certain financial performance metrics which adjust selected GAAP-basis financial results to exclude the impact of certain notable items, which are non-GAAP financial measures. The Corporate Scorecard as presented in this proxy statement should be read in conjunction with the reconciliation of non-GAAP measures to the corresponding GAAP measures in Appendix A.

CEO INDIVIDUAL ASSESSMENT CONSIDERATIONS

•Setting strategic direction and driving results
•Ensuring strong governance and oversight in collaboration with the Board
•Leading talent management and succession planning for workforce resiliency
•Promoting culture behaviors and employee engagement at all levels
•Engaging with external stakeholders (such as investors & regulators)
•Maintaining commitment to civic leadership and philanthropy

CEO SCORECARD

OTHER NAMED EXECUTIVE OFFICER INDIVIDUAL ASSESSMENT CONSIDERATIONS

•Demonstrating and reinforcing culture behaviors
•Acting with integrity and sound judgment
•Delivering results aligned to strategy, setting clear objectives and making data-driven decisions
•Developing talent and organizational capabilities
•Leading change through transparent communication, reinforcing desired behaviors and connecting work to enterprise objectives
•Sustaining a strong risk and control environment

OTHER NAMED EXECUTIVE OFFICER SCORECARD

Corporate Scorecard
40%
BU/CG Scorecard
40%
Individual Assessment
20%

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COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION RISK MANAGEMENT
A key objective of our compensation program is to help ensure that the incentive compensation design does not encourage inappropriate risk-taking. We have considered our incentive compensation program in light of the guidance provided by the Board of Governors of the Federal Reserve System with respect to sound incentive compensation policies at financial institutions. We believe our incentive compensation arrangements are consistent with our safety and soundness and appropriately aligned with our overall risk profile.
Our compensation framework supports effective risk management in several ways. In determining incentive compensation awards, the Committee considers both corporate and individual risk management performance. This assessment is informed by a scorecard approach that incorporates financial performance and strategic achievement considerations, including qualitative evaluations of risk behavior and controls. The scorecard is designed to support that incentive outcomes reflect not only performance results, but also how those results are achieved.
In addition, at least 70% of incentive compensation awarded to named executive officers (75% for the CEO) is delivered in deferred long‑term incentive equity awards, with 65% of those long‑term incentives provided in the form of performance stock units. Performance stock units include meaningful performance targets for named executive officers and are payable in shares only if those targets are achieved. These awards discourage inappropriate risk‑taking because they can be earned only through the achievement of long‑term performance goals and because their value is less susceptible than stock options to short‑term fluctuations in share price. All long‑term incentive awards vest over a multi‑year period and incorporate an inherent risk adjustment based on changes in the value of our common stock.
Both short‑term and long‑term incentive compensation arrangements for named executive officers are subject to certain forfeiture and recoupment provisions, including in cases of inappropriate risk‑taking that results in significant negative risk outcomes. Additional information regarding these provisions is provided under “Other Compensation Practices—Forfeiture and Recoupment.”
The Committee annually reviews an assessment of the design and effectiveness of our incentive compensation arrangements to confirm that they do not encourage risk‑taking inconsistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes an independent third‑party evaluation of whether our incentive compensation arrangements and practices discourage inappropriate risk‑taking behavior. In connection with this review, an annual incentive compensation risk performance assessment overseen by the Chief Risk Officer—reflecting observations and evaluations of risk performance for the Corporation and each of its significant businesses—is also presented to the Committee. The Committee will continue to monitor and, as appropriate, revise our incentive compensation program to appropriately balance stockholder objectives, business needs, and risk considerations.
Pursuant to its charter, the Committee is required to have at least one member who is a member of the Risk Committee and at least one member who is a member of the Audit Committee. This overlap in composition is intended to ensure that compensation decisions reflect the input of the Audit and Risk Committees.

48	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
2. Creating Target Incentives
OUR COMPENSATION-SETTING PROCESS
The Committee establishes target incentives to motivate and reward the achievement of our One Northern Trust strategic pillars. These incentive targets are designed to place a significant portion of executive compensation at risk, align incentives with both short‑term and long‑term performance, and reflect the scope and complexity of each executive’s role.
In connection with the updated compensation structure, the Committee conducted a comprehensive review to inform 2025 incentive targets. The review considered factors including role scope and complexity, tenure in role, market‑competitive compensation data, and responsibilities related to execution of the One Northern Trust strategy, and was supported by the Committee’s independent compensation consultant.

NAMED EXECUTIVE OFFICER	BASE SALARY	2025 TARGET INCENTIVE AWARD(1)	2025 TARGET TOTAL COMPENSATION
MICHAEL G. O’GRADY	$1,000,000	$10,500,000	$11,500,000
DAVID W. FOX, JR.	675,000	3,475,000	4,150,000
PETER B. CHERECWICH	675,000	4,400,000	5,075,000
JASON J. TYLER	675,000	4,325,000	5,000,000
THOMAS A. SOUTH	675,000	3,375,000	4,050,000
(1)Actual incentive awards may vary slightly from the weighted performance achievement score largely due to rounding.
Following the conclusion of the performance year, the Committee evaluates performance using balanced scorecards at the Corporate, CEO, and named executive officer levels. These evaluations incorporate both quantitative financial results and qualitative assessments of strategic achievement, with a focus on both the results achieved and how those results were achieved.
In determining final compensation outcomes, the Committee exercises judgment and discretion, as appropriate, to reflect the totality of performance, including risk, control, and conduct considerations. The Committee may adjust compensation outcomes upward or downward from scorecard results to achieve fair, balanced, and risk‑adjusted outcomes aligned with long‑term stockholder interests.

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COMPENSATION DISCUSSION AND ANALYSIS
TOTAL INCENTIVE APPROACH
The Committee evaluates incentive compensation on a total basis rather than by individual components. Because total incentive compensation is at risk each year, the Committee views each component as performance‑based. After determining each named executive officer’s total incentive, the Committee establishes the appropriate mix of annual cash incentives, performance stock units, and restricted stock units, taking regulatory requirements into account. For executives designated as MRTs under UK remuneration regulations, long-term incentives are delivered exclusively in restricted stock unit awards.

Annual Cash Incentive	•Provides cash award to reward prior-year performance. •Represents no more than 25% of incentive compensation for the CEO and 30% of incentive compensation for other named executive officers.

Performance Stock Units
•Provides deferred incentive compensation subject to future long-term performance outcomes; aligned with stockholders’ interests by motivating executive officers to act as owners.
•Number of shares that will vest will be determined based on our three-year average absolute and relative ROE performance.
•Comprises 65% of equity-based compensation (0% of equity compensation for MRTs).
•Cliff vesting after 3 years.

Restricted Stock Units
•Provides deferred incentive compensation subject to time-based vesting requirements; aligned with stockholders’ interests by motivating executive officers to act as owners and provides enhanced retention.
•Comprises 35% of equity-based compensation (100% of equity compensation for MRTs).
•Vests ratably over four years.

50	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
2025 CORPORATE SCORECARD
The Corporate Scorecard supports a holistic evaluation of performance across financial performance and strategic achievement. The financial performance metrics below were designed to be difficult to achieve, but achievable with solid management performance. The Corporation believes in transparency and strives to disclose as much information to stockholders as possible, except in situations where we believe that providing full, or even limited, disclosure would be detrimental to the interests of the Corporation and our stockholders. We believe certain disclosures could provide our competitors with insight regarding confidential business strategies without meaningfully adding to our stockholders’ understanding of the metric.

FINANCIAL PERFORMANCE METRICS (ADJUSTED, NON-GAAP) (1)	2024	2025	CHANGE	PERFORMANCE ASSESSMENT(3)	OVERALL RESULT		WEIGHT
Revenue Growth	$7.6B	$8.1B	7%	Strong Performance	106%		50%
Expense Growth	$5.5B	$5.7B	5%	Solid Performance
Profit Margin (pre-tax)	28.1%	29.9%	+1.8pp	Solid Performance
Return on Equity	13.7%	14.8%	+1.1pp	Strong Performance
Diluted Earnings Per Share Growth	$7.70	$9.00	17%	Exceptional Performance		X
Organic Fees vs Plan	—	—	—	Solid Performance
Organic Expenses vs Plan	—	—	—	Solid Performance
Pre-Tax Income vs Plan	—	—	—	Exceptional Performance
TSR Rank(2)	7th	3rd	+4	Strong Performance
(1)Non-GAAP financial performance metrics under the Corporate Scorecard adjust selected GAAP-basis financial results to exclude the impact of certain notable items, which are non-GAAP financial measures. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement to the corresponding GAAP measures, see Appendix A.
(2)TSR rank is provided by an external data service and reflects total shareholder return for 2025, including reinvestment of dividends, relative to our compensation peer group. For more information on our compensation peer group, see section “Use of Compensation Peer Group and Market Data” on page 56. In assessing performance based on our TSR rank, a position of six relative to our peer group is considered Solid Performance.
(3)Performance was assessed using a five‑bucket qualitative scale (Below Expectations, Moderate, Solid, Strong, Exceptional), generally corresponding to an 80%–120% range. Results reflect the Committee’s qualitative assessment of actual performance relative to expectations, metric difficulty and importance, and overall performance quality. Metrics were not equally weighted and no single metric was determinative. Based on this comprehensive review and informed discretion, the Committee approved an overall performance result of 106%.

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COMPENSATION DISCUSSION AND ANALYSIS

STRATEGIC ACHIEVEMENT	KEY RESULTS	PERFORMANCE ASSESSMENT	OVERALL RESULT		WEIGHT

Optimize Growth
•Expanded market share and client relationships through firmwide execution of the One Northern Trust strategy.
•Scaled higher‑growth, higher‑margin businesses, including Global Family Office, Private Markets, and Alternatives.
•Advanced product innovation and distribution to strengthen differentiated client solutions.
		Solid Performance

Strengthen Resiliency and Manage Risk	•Strengthened risk and control capabilities through investments in technology, cybersecurity, and data infrastructure. •Enhanced operational resiliency through operating model modernization and improved governance. •Maintained strong capital, liquidity, and credit quality well above regulatory requirements.	Solid Performance	95%	X	50%

Drive Financial Performance (e.g., productivity)
•Delivered positive operating leverage through disciplined expense management and productivity initiatives.
•Improved efficiency through organizational simplification and expanded use of AI‑enabled automation.
•Reinvested productivity gains to support sustainable growth and enterprise resiliency.
		Solid Performance

Based on the Financial Performance and Strategic Achievement outcomes and the scorecard weighting, the Committee determined the 2025 Corporate Scorecard achieved 100% of Target.

+
50% of 106%		50% of 95%	100% of Target
Financial Performance		Strategic Achievement

52	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
PERFORMANCE ASSESSMENTS
As discussed earlier in this Compensation Discussion and Analysis, the CEO scorecard consists of the Corporate Scorecard (80%) and an Individual Assessment (20%). To determine the individual assessment for Mr. O’Grady, the Lead Director collected feedback from each member of the Board regarding the CEO’s performance in the following areas:
•Setting strategic direction and driving results;
•Ensuring strong governance and oversight in collaboration with the Board;
•Leading talent management and succession planning workforce resiliency;
•Promoting culture behaviors and employee engagement at all levels;
•Engaging with external stakeholders;
•Maintaining commitment to civic leadership and philanthropy.
The Committee met in executive session to discuss and finalize performance results.
With respect to the other named executive officers, each named executive officer’s performance is evaluated based on a weighted combination of the Corporate Scorecard (40%), the BU/CG Scorecard (40%), which assesses financial performance and strategic achievement at the relevant BU/CG level, and an Individual Assessment (20%). Individual assessments reflect each executive’s performance in the following areas:
•Demonstrating and reinforcing culture behaviors;
•Acting with integrity and sound judgment;
•Delivering results aligned to strategy, setting clear objectives and making data-driven decisions;
•Developing talent and organizational capabilities;
•Leading change through transparent communication, reinforcing desired behaviors and connecting work to enterprise objectives;
•Sustaining a strong risk and control environment.
The Committee considers all inputs holistically in determining performance outcomes for each named executive officer. The table below summarizes these performance assessments with additional details provided under “2025 Named Executive Officer Pay Compensation Decisions” beginning on page 62 of this Proxy Statement.

NAMED EXECUTIVE OFFICER	CORPORATE SCORECARD OUTCOME	BU/CG PERFORMANCE ASSESSMENT	INDIVIDUAL PERFORMANCE ASSESSMENT	OVERALL OUTCOME
MICHAEL G. O’GRADY	100%	n.a.	120%	104%
DAVID W. FOX, JR.	100%	120%	110%	110%
PETER B. CHERECWICH	100%	115%	120%	110%
JASON J. TYLER	100%	100%	100%	100%
THOMAS A. SOUTH	100%	102%	120%	105%

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COMPENSATION DISCUSSION AND ANALYSIS
3. Compensation Guiding Principles and Process
GUIDING PRINCIPLES FOR EXECUTIVE COMPENSATION
Our compensation philosophy enables us to attract, reward and retain talent at all levels who will contribute to our long-term success. With the goals of strong long-term financial performance and creating long-term stockholder value, our executive compensation program and compensation decisions are framed by the four guiding principles described below.

GUIDING PRINCIPLE	IMPACT ON COMPENSATION DESIGN

LINKED TO LONG-TERM PERFORMANCE
•Performance stock units, which constitute 65% of long-term incentive compensation,(1) are based on achievement of three-year average ROE targets on an absolute basis and our three-year average ROE relative to that of our performance peer group.

ALIGNED WITH STOCKHOLDER INTERESTS	•Majority of incentive compensation is delivered in long-term incentives. •Executives are subject to robust stock ownership guidelines.

POSITIONED COMPETITIVELY IN THE MARKETPLACE	•Compensation levels are developed with reference to similar roles at a peer group of comparable companies.

DISCOURAGES INAPPROPRIATE RISK TAKING
•Short-term and long-term incentives are subject to potential clawback or forfeiture in the event of a financial restatement or certain misconduct, including inappropriate risk-taking resulting in significant negative risk outcomes.
•The Committee may exercise negative discretion to reduce incentive compensation.
•Compensation is designed to balance short-term and long-term performance objectives.

OUR COMPENSATION GOVERNANCE BEST PRACTICES
We have implemented the compensation practices summarized below to align our compensation program with stockholder objectives.

WHAT WE DO	WHAT WE DO NOT DO

   Closely align pay and performance, with the Committee validating this alignment annually
   Ensure performance-based compensation comprises the most significant portion of incentive compensation(1)
   Subject short-term and long-term incentive awards to clawback or forfeiture in the event of restatements of our financial statements and certain other types of misconduct
   Ensure our executives meet robust stock ownership guidelines, including holding requirements for any executive below the stock ownership guidelines
   Use an independent compensation consultant to advise the Committee
   Ensure overlapping membership between the Human Capital and Compensation Committee and our Audit and Risk Committees

   Excise tax gross-ups for executive change in control arrangements
   Single-trigger change in control benefits
   Short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy
   Compensation plans that encourage excessive risk-taking
   Excessive perquisites
   Repricing of underwater options
   Dividend equivalents distributed on unvested performance or restricted stock unit awards

(1)For executives designated as MRTs under UK remuneration regulations, long-term incentives are delivered entirely in restricted stock units, which vest ratably over four years. Among the named executive officers, Mr. South was designated a MRT.

54	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
ROLES AND RESPONSIBILITIES

BOARD OF DIRECTORS
•The full Board sets the compensation of our Chairman and CEO. In determining the appropriate level of compensation for the Chairman and CEO, the Board gives substantial weight to the recommendation of the Committee, but retains ultimate oversight and responsibility for such compensation decisions.

HUMAN CAPITAL AND COMPENSATION COMMITTEE
•Throughout the year, the Committee evaluates the effectiveness of the executive compensation program and discusses the performance of the Corporation and executives.
•Each January, the Committee determines executive officer compensation for the most recently completed performance year. In doing so, the Committee evaluates overall corporate performance, business unit or corporate group performance, and individual executive performance, as well as market compensation levels and expected trends. The Committee assesses executive compensation on a total direct compensation basis, considering all elements of the program holistically rather than evaluating individual components in isolation.
•Evaluates corporate, business unit/corporate group, and individual performance for the Chairman and CEO (in connection with the full Board) and our other named executive officers. The Committee evaluates performance using a scorecard framework based on financial performance and strategic achievement in executing against the Corporation’s strategy. This strategy is supported by three pillars: Optimize Growth; Strengthen Resiliency and Manage Risk; and Drive Financial Performance (e.g., productivity). The evaluation of financial performance includes comparisons to prior‑year and budgeted results, as well as relative performance versus peers and relevant indices, while strategic execution is assessed against established objectives and key performance indicators. The Committee may also consider other factors that support long-term growth and stockholder value, and retains discretion to adjust incentive outcomes based on risk considerations and other relevant factors.

CHAIRMAN AND CEO
•The Chairman and CEO provides the Committee with recommendations regarding total target compensation for the other executive officers. These recommendations take into account corporate, business unit or corporate group, and individual performance.
•While the Committee gives substantial weight to the Chairman and CEO’s recommendations, it retains ultimate authority and responsibility for setting compensation for all executive officers other than the Chairman and CEO.

HUMAN RESOURCES
•The Human Resources function provides materials to assist the Committee in making executive compensation decisions, including current and historical compensation data for executive officers. Our Chief Administrative Officer, who serves as our Chief Human Resources Officer in addition to other duties, attends and participates in all Committee meetings. The Human Resources function also assists the Chairman and CEO in formulating his compensation recommendations for all other executive officers.

COMMITTEE’S INDEPENDENT COMPENSATION CONSULTANT
•The Committee has retained Meridian Compensation Partners, LLC (“Meridian”), a nationally recognized executive compensation consulting firm, as its independent compensation consultant. The Committee consults with Meridian to ensure that compensation decisions are aligned with stockholders’ long‑term interests and compensation‑related best practices within the financial services industry, and to reference market data when considering executive compensation. At least one representative of Meridian attended all Committee meetings during 2025.
•Meridian provides insight on compensation trends and market practices, offers perspectives on compensation proposals, and participates in Committee discussions and executive sessions. The Corporation does not engage Meridian to provide any services other than executive compensation consulting to the Committee. The Committee assessed Meridian’s independence and potential conflicts of interest in accordance with applicable SEC rules and NASDAQ listing standards and determined that no conflicts or independence issues exist.

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COMPENSATION DISCUSSION AND ANALYSIS
USE OF COMPENSATION PEER GROUP AND MARKET DATA
To help to inform its decision-making, the Committee reviews peer group data regarding competitive pay levels and overall compensation program design in the marketplace. The peer group utilized by the Committee for setting compensation has historically consisted of the Corporation’s most comparable trust and custody peers, as well as certain other banking, wealth management and asset management firms that are similar to the Corporation in certain respects, though not necessarily representing primary business competitors. The peer group utilized by the Committee in considering overall compensation plan design consists of a broader set of financial services firms with which the Corporation competes for business and talent. The Committee believes that the peer group best reflects our business mix, complexity and geographical footprint, as well as the various regulatory frameworks to which we are subject.
The peer group reflected below was used to assess competitive compensation when developing base salary decisions and determining the size of the incentive compensation targets established for the 2025 performance year. This is the same peer group that was used for the 2024 performance year.

COMPENSATION PEER GROUP
•BlackRock, Inc. •Fifth Third Bancorp •Franklin Resources, Inc. •KeyCorp •M&T Bank Corporation •State Street Corporation	•Truist Financial Corporation •T. Rowe Price Group, Inc. •The Bank of New York Mellon Corporation •The Charles Schwab Corporation •The PNC Financial Services Group, Inc. •U.S. Bancorp

When making compensation decisions, the Committee considers how the recommended compensation levels will compare to the market for comparable positions among the peer group companies. The Committee also considers market data for comparable positions among other large financial services firms (i.e., the S&P 500 Financials Subset) as reported in industry surveys and public filings. However, the Committee recognizes that the compensation levels may vary based on our performance or specific individual circumstances, including the executive’s tenure in the role, the nature of the responsibilities of the executive, and the executive’s individual performance.

56	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
STOCKHOLDER OUTREACH AND SAY-ON-PAY RESULTS
Our 2024 named executive officer compensation was approved on an advisory basis by our stockholders at our 2025 Annual Meeting of Stockholders. Approximately 94.4% of the votes present and entitled to vote at the meeting, including abstentions, supported approval of 2024 named executive officer compensation. Although such advisory votes are nonbinding, the Board reviews and thoughtfully considers the voting results when determining compensation policies and making future compensation decisions for named executive officers. Additionally, as mentioned under “Stockholder Engagement” beginning on page 36 of this Proxy Statement, it is our practice to engage proactively and routinely with stockholders throughout the year to help further their understanding of our performance and strategies and to allow us to receive direct feedback on issues relating to the Corporation.
The decisions made by the Board and the Committee with respect to compensation for 2025 reflect the Board and the Committee’s belief, based on the results of the advisory votes on named executive officer compensation in recent years and our ongoing dialogue with stockholders, that our stockholders generally support our overall executive compensation program.

HISTORICAL SAY-ON-PAY SUPPORT (Year of Vote)
The Board is committed to maintaining an ongoing dialogue with our stockholders to ensure we remain fully aware of stockholder expectations on our named executive officer compensation and other issues of importance to stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS
4. 2025 Named Executive Officer Compensation Elements
The table below provides a brief description of the elements of our 2025 compensation program and how each element helps address our guiding principles for executive compensation.

ELEMENT	OUTCOME WEIGHTING		FORM	LINK TO COMPENSATION PHILOSOPHY	RATIONALE/KEY FEATURES
	CEO	OTHER NEOS

Base Salary			Cash	•Base salary provides a stable level of compensation reflecting role scope and complexity.	•Targeted at competitive levels among compensation peer group companies.

Incentive Compensation
•Total incentive funding is established based on a percentage of pre-tax income as well as several other factors, such as the quality and sustainability of our earnings, market position, and risk management, including regulatory compliance.
•The Committee determines incentive awards using a scorecard framework that incorporates corporate performance, business unit/corporate group performance, and individual performance.

•Individual awards are targeted at competitive levels among compensation peer group companies, with actual awards varying to reflect both corporate and individual performance.
•Allocated in a mix that is predominantly equity based (75% for the CEO and 70% for other named executive officers).

Annual Cash Incentive			Cash	• Provides cash award to reward prior-year performance.	•Represents no more than 25% of incentive compensation for the CEO and 30% of incentive compensation for other named executive officers.

Performance Stock Units			Equity	•Provides deferred incentive compensation subject to future long-term performance outcomes. •Aligned with stockholders’ interests by motivating executive officers to act as owners.	•Comprises 65% of equity compensation.(1) •The number of shares that will vest will be determined based on three-year average absolute and relative ROE performance. •Cliff vests after 3 years.

Restricted Stock Units			Equity
•Provides deferred incentive compensation subject to time-based vesting requirements.
•Aligned with stockholders’ interests by motivating executive officers to act as owners and provides enhanced retention.
•Comprises 35% of equity compensation.(1) •Vests ratably over four years.

(1)For executives designated as Material Risk Takers under UK remuneration regulations, long-term incentives are delivered entirely in restricted stock units, which vest ratably over four years. Among the named executive officers, Mr. South was designated a Material Risk Taker.

58	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
BASE SALARY
The Committee believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities, competitive pay practices and internal equity among executive officers.
The Committee considers the following factors when determining base salaries:
•Targeted base salary levels that balance market pay practices with internal equity principles;
•Experience and qualifications of the individual executive;
•The executive officer’s tenure in the position or a position of similar level;
•Significant changes in assignment or scope of responsibility; and
•Individual performance over the prior year relative to established goals and expectations for the position.
Effective April 1, 2025, the Committee approved increases to harmonize the base salaries of named executive officers, increasing the base salaries to $675,000 from $560,000 for Mr. Fox and from $600,000 for Messrs. Tyler and South.
INCENTIVE COMPENSATION
The Committee takes a comprehensive incentive approach for individual compensation decisions, providing maximum financial flexibility to adjust all elements of variable compensation. Given that total incentive is ‘at risk’ each year, the Committee views all incentive compensation vehicles as performance-based. After determining each named executive officer’s total incentive compensation, the Committee evaluates the appropriate mix of incentive compensation vehicles, including annual cash incentives, performance stock units, and restricted stock units. For the 2025 performance year, the mix of incentive compensation components for our named executive officers is significantly weighted toward long-term compensation.
PERFORMANCE STOCK UNITS
Performance stock units granted in February 2024, 2025 and 2026 will pay out according to a formula that uses a comparison of our absolute three-year average ROE to target results, as well as our three-year average ROE performance relative to that of our performance peer group.

PSUs GRANTED IN 2024-2026	WHY METRIC WAS CHOSEN

50% Three-Year Average Adjusted Rate of ROE
The Committee believes that ROE is the appropriate performance metric upon which to base performance stock unit payouts as it is the primary financial performance metric used internally and externally to assess our long-term performance.

50% Three-Year Average Reported ROE vs. Performance Peer Group
The Committee believes that a relative performance component of the formula upon which performance stock units will pay out provides balance to the structure of the awards by taking into account the context in which our ROE is achieved. This balance helps ensure that executives will neither be rewarded for poor performance simply because it exceeds the performance of our performance peer group, nor will they be rewarded for performance that exceeds expectations if such performance is substandard relative to peers.

Measurement Period

Vesting

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COMPENSATION DISCUSSION AND ANALYSIS
The following table illustrates the vesting requirements for the performance stock unit grants awarded to named executive officers in 2026. The Committee increased the absolute three-year average annual ROE target to 13%, from a prior-year range of 11%–12%, based on the Corporation’s historical performance, internal forecasts, and external analyst expectations given the current and projected economic environment. Performance stock unit payouts may be zero, making these awards entirely performance-based and fully at risk.

PERFORMANCE STOCK UNIT PERFORMANCE SCHEDULE FEBRUARY 2026 GRANTS
THREE-YEAR AVERAGE ADJUSTED ANNUAL RATE OF ROE (50% WEIGHTING)	PERCENTAGE OF STOCK UNITS VESTED	THREE-YEAR AVERAGE REPORTED ANNUAL RATE OF ROE VS. PERFORMANCE PEER GROUP (50% WEIGHTING)	PERCENTAGE OF STOCK UNITS VESTED
≤ 8%	0%	< 25th Percentile	0%
10%	50%	25th Percentile	50%
13%	100%	50th Percentile	100%
≥ 15%	150%	Highest Percentile	150%
HOW WE CHOSE THE PERFORMANCE PEER GROUP
The performance peer group established by the Committee and against which our ROE performance will be measured for purposes of a portion of performance stock unit vesting consists of the following institutions:

PERFORMANCE PEER GROUP
•Bank of America Corporation •Citigroup, Inc. •JPMorgan Chase & Co. •Morgan Stanley •State Street Corporation •The Bank of New York Mellon Corporation	•The Charles Schwab Corporation •The Goldman Sachs Group, Inc. •The PNC Financial Services Group, Inc. •Truist Financial Corporation •U.S. Bancorp •Wells Fargo & Company

This group was selected by the Committee for performance comparison purposes because they represent those financial services companies based in the United States with the most comparable scale, global activity, and regulatory regimes as the Corporation.
RESTRICTED STOCK UNITS
Restricted stock units are viewed as an effective tool to align executives with stockholder interests by making them owners of our stock. Restricted stock units generally vest ratably over four years, which is effective in helping us to retain critical talent and ensuring that executives have significant outstanding unvested equity value over the course of their careers.
Further discussion with respect to the restricted stock units granted to our named executive officers is set forth in the “Description of Certain Awards Granted in 2025” section beginning on page 74 of this Proxy Statement.

60	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
Additional Benefits and Perquisites

RETIREMENT, HEALTH AND WELFARE BENEFITS	PERQUISITES

Retirement benefits are designed for the Corporation’s workforce generally and are not specifically structured for executive officers. Our retirement program is market‑competitive, with total retirement benefits targeted at approximately the median level of peer group companies. Executive officers also participate in the Corporation’s health and welfare benefit programs, including medical, retiree medical, dental, disability, and life insurance, on the same terms as other employees.

We provide a limited number of perquisites to assist executive officers in the performance of their duties on behalf of the Corporation. These perquisites include wealth planning and tax consulting services and limited personal use of company automobiles. We also reimburse executive officers for personal income taxes associated with the use of company vehicles in certain circumstances and for taxable relocation expenses. The Committee periodically reviews the types and costs of perquisites to confirm they remain aligned with our compensation philosophy.

SEVERANCE BENEFITS AND CHANGE IN CONTROL PLAN

We maintain a severance plan that provides reasonable benefits to U.S. employees who are involuntarily terminated without cause due to a reduction in force, job elimination, or other qualifying reasons specified in the plan. We believe the availability of severance benefits enhances our ability to compete with peer companies in attracting and retaining talent.
Executive officers in the U.S. participate in this plan on the same terms as all other similarly situated employees and may be eligible to receive severance benefits that include:
•A lump-sum payment of two weeks of base salary for each year of completed service up to but less than 26 years, or 52 weeks of base salary for 26 years or more of completed service to us;
•A six-month COBRA subsidy at the active partner rate for continued medical and dental coverage;
•Full vesting in the Northern Trust Company Thrift-Incentive Plan (“TIP”), Supplemental Thrift-Incentive Plan (“Supplemental TIP”), the Pension Plan, and the Supplemental Pension Plan, enhanced early retirement eligibility under the Pension Plan for employees, and outplacement assistance; and
•For employees whose notice period begins between July 1 of the performance year and January 31 of the following calendar year, a special payment based on the employee’s prior year annual incentive award under the Northern Partners Incentive Plan (“NPIP”), prorated for days employed during the notification year; this amount is subject to adjustment based on the Corporation’s sole discretion.
Receipt of severance benefits is contingent upon execution of a release, waiver, and settlement agreement. To the extent these benefits are subject to Internal Revenue Code Section 409A, benefits are limited to the lesser of two times the executive officer’s base salary or two times the maximum amount that may be taken into account under a qualified plan pursuant to Internal Revenue Code Section 401(a)(17). These limits effectively capped severance benefits at $690,000 in 2024 and $700,000 in 2025. Severance payments are also reduced by any amounts payable under other benefit plans, programs, or individual contracts.
In addition to the severance plan described above, each named executive officer participates in the Northern Trust Corporation Executive Change in Control Severance Plan (the “Change in Control Plan”), which provides benefits upon a qualifying termination of employment within two years following a change in control. The Change in Control Plan is intended to allow executives to remain focused on their responsibilities during and following a transaction without undue concern for personal circumstances. We believe this plan is an important element of a competitive executive compensation program, particularly given that all named executive officers are employed at will.
Further discussion regarding the Change in Control Plan, including potential benefits payable to each named executive officer assuming a change in control and termination of employment on December 31, 2025, is provided in the section titled “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” beginning on page 81 of this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS
5. 2025 Named Executive Officer Pay Compensation Decisions
2025 COMPENSATION OUTCOMES
The Committee determined the 2025 incentive compensation for our named executive officers based upon the target incentives and performance results as described previously.

Target Total Incentive Compensation	Weighted Performance Achievement %	Actual Incentive Compensation

The following table provides detail on 2025 total incentive compensation, which is then allocated to annual cash incentive, performance stock units, and restricted stock units per the formulaic mix noted previously.
2025 Target Incentives are also shown for reference.

NAMED EXECUTIVE OFFICER	2025 TARGET INCENTIVE AWARD	ACTUAL AS A % OF TARGET	2025 ACTUAL INCENTIVE AWARD(1)	ACTUAL INCENTIVE COMPONENTS
				CASH INCENTIVE	PERFORMANCE STOCK UNITS	RESTRICTED STOCK UNITS
MICHAEL G. O’GRADY	$10,500,000	104%	$10,920,000	$2,730,000	$5,323,500	$2,866,500
DAVID W. FOX, JR.	3,475,000	110%	3,825,000	1,147,500	1,740,375	937,125
PETER B. CHERECWICH	4,400,000	110%	4,825,000	1,447,500	2,195,375	1,182,125
JASON J. TYLER	4,325,000	100%	4,325,000	1,297,500	1,967,875	1,059,625
THOMAS A. SOUTH	3,375,000	105%	3,550,000	1,065,000	—	2,485,000
(1)Actual incentive awards may vary slightly from the weighted performance achievement score largely due to rounding.
Note: The table above shows Committee’s compensation decisions for the named executive officers for the 2025 performance year. The amounts shown in this table differ from those shown in the “2025 Summary Compensation Table” because long-term incentive awards are shown in the performance year in which the value was determined rather than the calendar year in which they were granted.

62	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS

MICHAEL G. O’GRADY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

As the Corporation’s Chairman and CEO, Mr. O’Grady is primarily responsible for leading the development and implementation of the One Northern Trust strategy; managing risk; developing our senior leaders; and embodying our guiding principles of service, expertise and integrity.

As discussed earlier in this Compensation Discussion and Analysis, the Board established a 2025 performance year target total incentive of $10.5 million for Mr. O’Grady. Under the scorecard framework, the 104% performance outcome resulted in a total incentive of $10.92 million and a total compensation of $11.92 million.
Key Results:
•Achieved strong financial performance as reflected in the metrics below, also included in the Corporate Scorecard (financial results on an adjusted, non-GAAP basis):(1)
–Total consolidated revenue increase to $8.1 billion in 2025, compared to $7.6 billion for 2024, an increase of 7%.
–Return on Equity of 14.8% in 2025, up from 13.7% in 2024; and Profit Margin (pre-tax) of 29.9% for 2025, compared to 28.1% for 2024.
–Diluted earnings per share of $9.00 for 2025, compared to $7.70 for 2024, an increase of 17%.
•Demonstrated disciplined capital stewardship, returning $1.9 billion to stockholders, including record share repurchases, while maintaining a strong capital position.
•Set strategic direction and drove One Northern Trust results by establishing clear goals and objectives to guide the organization toward success.
•Advanced enterprise productivity savings representing more than 4% of adjusted 2024 expenses,(1) while reinvesting savings to support growth initiatives and strengthen operational resiliency.
•Ensured strong governance and oversight by providing timely communication to key stakeholders, driving accountability and transparency.
•Engaged with external stakeholders by effectively communicating with investors, regulators, and other key stakeholders.
•Championed the launch of a multi-year manager development program, providing skills, tool, and resources to strengthen leadership effectiveness.
•Maintained commitment to civic leadership and philanthropy by demonstrating dedication to community involvement and charitable initiatives.

CEO 2025 COMPENSATION OUTCOME	WEIGHTING	PERCENTAGE ACHIEVEMENT	WEIGHTED PAYOUT
Corporate Performance	80%	100%	80%
Individual Performance	20%	120%	24%
Overall Achievement			104%
2025 TOTAL DIRECT COMPENSATION

RSU
24%
Base Salary
8%
Cash Incentive
23%
PSU
45%
Long-Term Incentives
69%

CEO Target Total Incentive	$10,500,000
ACTUAL TOTAL INCENTIVE COMPENSATION	$10,920,000

2025 CEO TOTAL COMPENSATION	$11,920,000

(1)Non-GAAP financial performance metrics adjust selected GAAP-basis financial results to exclude the impact of certain notable items, which are non-GAAP financial measures. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement to the corresponding GAAP measures, see Appendix A.

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COMPENSATION DISCUSSION AND ANALYSIS

DAVID W. FOX, JR.	CHIEF FINANCIAL OFFICER

As the Corporation’s Chief Financial Officer (“CFO”), Mr. Fox is primarily responsible for overseeing the firm’s global financial strategy, functions and operations, including Treasury, Controllership, Corporate Tax, Investor Relations, Capital Management, Management Reporting, Planning and Analysis, Corporate Development and Strategy.

As discussed earlier in this Compensation Discussion and Analysis, the Committee established a 2025 performance year target total incentive of $3.475 million for Mr. Fox. Under the scorecard framework, the 110% performance outcome resulted in a total incentive of $3.825 million and a total compensation of $4.5 million.
Key Results:
•Achieved strong financial performance as reflected in the metrics below, also included in the Corporate Scorecard (financial results on an adjusted, non-GAAP basis):(1)
–Total consolidated revenue increase to $8.1 billion in 2025, compared to $7.6 billion for 2024, an increase of 7%.
–Return on Equity of 14.8% in 2025, up from 13.7% in 2024; and Profit Margin (pre-tax) of 29.9% for 2025, compared to 28.1% for 2024.
–Diluted earnings per share of $9.00 for 2025, compared to $7.70 for 2024, an increase of 17%.
•Partnered with the Board and executive leadership on capital planning, stress testing, and liquidity management.
•Directed financial planning and analysis to support dynamic strategic decision‑making across businesses and functions.
•Managed investor relations and external financial communications, reinforcing credibility with stockholders and the market.
•Guided expense discipline and productivity initiatives to support operating leverage and margin resilience.
•Strengthened governance around financial risk, controls, and audit oversight in partnership with internal and external auditors.
•Integrated financial execution with enterprise strategy to support sustainable financial performance through cycles.
•Oversaw tax, treasury, and funding activities, optimizing the firm’s capital structure and cost of funds.

CFO 2025 COMPENSATION OUTCOME	WEIGHTING	PERCENTAGE ACHIEVEMENT	WEIGHTED PAYOUT
Corporate Performance	40%	100%	40%
Corporate Group Performance	40%	120%	48%
Individual Performance	20%	110%	22%
Overall Achievement			110%
2025 TOTAL DIRECT COMPENSATION

CFO Target Total Incentive	$3,475,000
ACTUAL TOTAL INCENTIVE COMPENSATION	$3,825,000

2025 CFO TOTAL COMPENSATION	$4,500,000

(1)Non-GAAP financial performance metrics adjust selected GAAP-basis financial results to exclude the impact of certain notable items, which are non-GAAP financial measures. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement to the corresponding GAAP measures, see Appendix A.

64	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS

PETER B. CHERECWICH	CHIEF OPERATING OFFICER

As the Corporation’s Chief Operating Officer (“COO”), Mr. Cherecwich is responsible for ensuring operational excellence, resiliency and scalable growth throughout the enterprise. This includes aligning operational priorities across the organization and overseeing the continuous enhancement of risk management, controls and business continuity.

As discussed earlier in this Compensation Discussion and Analysis, the Committee established a 2025 performance year target total incentive of $4.4 million for Mr. Cherecwich. Under the scorecard framework, the 110% performance outcome resulted in a total incentive of $4.825 million and a total compensation of $5.5 million.
Key Results:
•Championed a strong enterprise risk culture, reinforcing accountability and first‑line controls through the establishment of four new First Line of Defense hubs.
•Oversaw the centralization of core enterprise operations into a new organizational structure of more than 12,500 partners, focused on scale, resilience, and disciplined execution.
•Served as primary executive sponsor for approximately 30 of the firm’s most strategic client relationships, supporting long‑term partnership value.
•Led vendor management and third‑party oversight, strengthening cost discipline, risk management, and service quality while reducing vendor count by 15% year‑over‑year.
•Drove firmwide productivity initiatives, translating strategy into measurable efficiency and capacity gains and delivering productivity savings representing more than 4% of adjusted 2024 expenses.(1)
•Owned the client capability operating model, aligning people, process, and technology to support growth and simplify the organization, increasing span of control by approximately 33% and reducing layers by 15%.
•Partnered with business leaders to reduce operating complexity and improve speed‑to‑market through the implementation of service level agreements and more than 110 performance metrics across business units.
•Strengthened operational governance to improve accountability, transparency, and consistent outcomes through quality, risk, and productivity metrics and formal review forums.
•Championed continuous improvement across core processes, balancing innovation with strong control and execution discipline.
•Proactively managed enterprise operational risk, maintaining strong risk outcomes during a period of elevated internal and external change, including the implementation of mandatory ISO 20022 standards.

COO 2025 COMPENSATION OUTCOME	WEIGHTING	PERCENTAGE ACHIEVEMENT	WEIGHTED PAYOUT
Corporate Performance	40%	100%	40%
Corporate Group Performance	40%	115%	46%
Individual Performance	20%	120%	24%
Overall Achievement			110%
2025 TOTAL DIRECT COMPENSATION

COO Target Total Incentive	$4,400,000
ACTUAL TOTAL INCENTIVE COMPENSATION	$4,825,000

2025 COO TOTAL COMPENSATION	$5,500,000

(1)Non-GAAP financial performance metrics adjust selected GAAP-basis financial results to exclude the impact of certain notable items, which are non-GAAP financial measures. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement to the corresponding GAAP measures, see Appendix A.

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COMPENSATION DISCUSSION AND ANALYSIS

JASON J. TYLER	PRESIDENT, WEALTH MANAGEMENT

As President of Wealth Management, Mr. Tyler is primarily responsible for the overall performance of the business, which offers holistic wealth management services for affluent individuals, families, family offices, foundations, endowments and privately held businesses.

As discussed earlier in this Compensation Discussion and Analysis, the Committee established a 2025 performance year target total incentive of $4.325 million for Mr. Tyler. Under the scorecard framework, the 100% performance outcome resulted in a total incentive of $4.325 million and a total compensation of $5.0 million.
Key Results:
•Delivered strong Wealth Management momentum, with assets under management reaching $507 billion, representing 13% year‑over‑year growth, supported by favorable markets and continued net inflows across key segments.
•Achieved record full‑year new business performance in Global Family Office, exceeding the prior year’s high-water mark.
•Drove strong Global Family Office growth across both domestic and international markets, including meaningful expansion in international new business.
•Deepened leadership in the ultra‑high‑net‑worth segment, with continued strength in Global Family Office and the successful launch and scaling of Family Office Solutions, which exceeded its full‑year objectives.
•Generated solid fee growth across trust, investment, and other servicing fees.
•Strengthened organic growth drivers, with Global Family Office and advisory businesses growing faster than other components of the Wealth Management portfolio.
•Enhanced sales effectiveness and coverage models, unifying sales across businesses, improving pipeline discipline, and increasing win‑rate expectations.
•Implemented leadership team changes across Wealth Management to better align to strategic priorities.
•Championed digital enablement, including One Wealth Assistant.
•Continued representing Northern Trust through active community leadership and civic engagement.

PRESIDENT, WEALTH MANAGEMENT 2025 COMPENSATION OUTCOME	WEIGHTING	PERCENTAGE ACHIEVEMENT	WEIGHTED PAYOUT
Corporate Performance	40%	100%	40%
Business Unit Performance	40%	100%	40%
Individual Performance	20%	100%	20%
Overall Achievement			100%
2025 TOTAL DIRECT COMPENSATION

President, Wealth Management Target Total Incentive	$4,325,000
ACTUAL TOTAL INCENTIVE COMPENSATION	$4,325,000

2025 PRESIDENT, WEALTH MANAGEMENT TOTAL COMPENSATION	$5,000,000

66	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS

THOMAS A. SOUTH	CHIEF INFORMATION OFFICER

As the Corporation’s Chief Information Officer (“CIO”), Mr. South is responsible for the global strategic vision and execution for Information Technology in support of the business functions to deliver technology capabilities and solutions.

As discussed earlier in this Compensation Discussion and Analysis, the Committee established a 2025 performance year target total incentive of $3.375 million for Mr. South. Under the scorecard framework, the 105% performance outcome resulted in a total incentive of $3.550 million and a total compensation of $4.225 million.
Key Results:
•Led the firm’s technology agenda with a primary focus on platform resiliency, operational continuity, and system reliability.
•Strengthened enterprise safety and cybersecurity posture, enhancing protection of client data and critical infrastructure.
•Oversaw technology risk management, aligning controls and monitoring with the firm’s broader risk framework.
•Advanced the firm’s enterprise artificial intelligence program, reinforcing governance and use‑case discipline to support responsible and scalable deployment.
•Partnered with the Board to stand up a new Technology and Operations Committee, enhancing oversight of technology, cyber, and operational resiliency.
•Worked closely with the Chair of the Technology and Operations Committee to define agenda, reporting, and escalation mechanisms.
•Aligned technology strategy with business priorities to improve client experience and operating efficiency.
•Drove modernization of core platforms and infrastructure to support scalability and long‑term growth.
•Fostered closer integration between technology, operations, and business leadership to improve execution and accountability.
•Ensured technology investments balanced innovation, security, and reliability to support sustainable performance.

CIO 2025 COMPENSATION OUTCOME	WEIGHTING	PERCENTAGE ACHIEVEMENT	WEIGHTED PAYOUT
Corporate Performance	40%	100%	40%
Corporate Group Performance	40%	102%	41%
Individual Performance	20%	120%	24%
Overall Achievement			105%
2025 TOTAL DIRECT COMPENSATION(1)

CIO Target Total Incentive	$3,375,000
ACTUAL TOTAL INCENTIVE COMPENSATION	$3,550,000

2025 CIO TOTAL COMPENSATION	$4,225,000

(1)Mr. South is designated as a Material Risk Taker under UK remuneration regulations, as such, long-term incentives are delivered entirely in restricted stock units, which vest ratably over four years.

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COMPENSATION DISCUSSION AND ANALYSIS
ONE-TIME AWARD TO THE CHIEF OPERATING OFFICER
In connection with Mr. Cherecwich’s expanded role as Chief Operating Officer, accomplishments during 2025 and to promote retention, the Committee approved a one-time award in the form of time-based restricted stock units award, in February 2026, with an aggregate grant date fair value of $3 million.
The award is intended to:
•Anchor continuity and execution of a high-impact COO mandate
•Preserve leadership capacity that mitigates operational risk and accelerates delivery
•Ensure sustained alignment with stockholders.
This grant is not part of our annual awards. The time-based restricted stock units award vests pro-rata over three years and excludes the retirement vesting provisions typically included in our annual awards.

68	NORTHERN TRUST CORPORATION

COMPENSATION DISCUSSION AND ANALYSIS
6. Other Compensation Policies and Practices
STOCK OWNERSHIP GUIDELINES
Supporting our guiding principle of alignment with stockholders’ interests, we have a long-standing practice of emphasizing stock ownership and maintaining robust stock ownership guidelines for named executive officers. The stock ownership guidelines to which the Corporation’s executive officers currently are subject are as follows:

STOCK OWNERSHIP GUIDELINES(1) EXPECTED OWNERSHIP AS MULTIPLE OF BASE SALARY
Chairman / CEO	8x
President	5x
Chief Operating Officer / Chief Financial Officer / Business Unit Heads	4x
Other Executive Officers	3x
(1)If an individual holds multiple positions subject to these stock ownership guidelines, he or she will be subject to the highest stock ownership guideline associated with his or her positions.
Each executive officer is expected to meet their respective minimum ownership level by the fifth anniversary of becoming an executive officer or assuming a new position with a higher stock ownership guideline. If the minimum ownership level requirement is not met upon or at any time after such date, they will be required to retain 100% of the net, after-tax shares received upon vesting of equity awards or stock option exercises until the minimum is met. As of December 31, 2025, each of our named executive officers exceeded our stock ownership guidelines.
For purposes of determining compliance with the stock ownership guidelines, Northern Trust applies the following principles:

100% CREDITED

Shares owned outright
Shares held in benefit plans (e.g., Northern Trust Company Thrift-Incentive Plan)
Net shares obtained through stock option exercise

50% CREDITED

Unvested units related to time-based long-term incentive awards (restricted stock unit awards)

0% CREDITED

Performance-based share awards (performance stock unit awards)
Outstanding stock option awards (vested but unexercised)

FORFEITURE AND RECOUPMENT
Both short-term and long-term incentive awards granted to named executive officers are subject to forfeiture or recoupment in the event of restatement of the Corporation’s financial statements and certain other types of misconduct. Such awards also are subject to forfeiture and recoupment provisions relating to “ex-post” risk, meaning risk resulting from the recipient’s inappropriate risk-taking that does not materialize until after the performance period in which such inappropriate risk-taking takes place. Additionally, all restricted stock units awarded to named executive officers are subject to forfeiture or recoupment if it is determined that the applicable named executive officer has engaged in inappropriate risk-taking which resulted in certain events deemed to be “significant risk outcomes.” An analysis of significant risk outcomes is completed annually to determine if such significant risk outcomes were tied to inappropriate risk-taking. The results of this analysis are reviewed by the Committee.

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COMPENSATION DISCUSSION AND ANALYSIS
In accordance with Rule 10D-1 under the Exchange Act and the corresponding NASDAQ listing standards, the Board adopted the Northern Trust Corporation Rule 10D-1 Incentive-Based Compensation Recoupment Policy. In the event of an accounting restatement, the policy requires the Corporation to recover erroneously awarded compensation that is granted, earned or vested based in whole or in part upon the attainment of a financial reporting measure and that is received by our current and former executive officers during the three fiscal years preceding the date that the Corporation is required to prepare the accounting restatement. An “accounting restatement,” for purposes of the policy, means a correction (i) due to the material noncompliance with any financial reporting requirement under U.S. federal securities laws, or (ii) that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount recoverable is the compensation paid or payable in excess of the amount that would have been paid or payable based on the restated financial results. The Committee administers the policy.
HEDGING AND PLEDGING POLICY
We maintain a Securities Transactions Policy which, among other things, prohibits directors, employees, and certain of their family members from (i) engaging in short selling, margining, pledging or hypothecating the Corporation’s securities; (ii) trading in options, warrants, puts, calls, as well as derivatives such as swaps, forwards, futures or similar instruments on the Corporation’s securities; and (iii) engaging in any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of a Northern Trust equity security.
TAX TREATMENT
As with prior years, although the Committee will consider deductibility under former Section 162(m) with respect to the compensation arrangements for our executive officers, deductibility will not be the sole factor used in determining levels or methods of compensation. The Committee considers many factors when designing its compensation arrangements in addition to the deductibility of the compensation, and maintains the flexibility to grant awards or pay compensation amounts that are non-deductible if they believe it is in the best interests of our Corporation and our stockholders.
Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation plans. We maintain deferred compensation plans for the benefit of our employees, including nonqualified deferred compensation plans that provide for employee and employer contributions in excess of the IRS defined contribution plan limits. The deferred compensation plans we maintain are intended to be exempt from the requirements of Section 409A or, if not exempt, to satisfy the requirements of Section 409A, and we have reviewed and, where appropriate, have amended each of our deferred compensation plans to meet the requirements.

70	NORTHERN TRUST CORPORATION

HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT
The Human Capital and Compensation Committee is responsible for providing oversight of the compensation of the directors and executive officers of the Corporation. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and this Proxy Statement for the 2026 Annual Meeting of Stockholders, each of which is filed with the SEC.
Human Capital and Compensation Committee
Donald Thompson (Chair)
Susan Crown
Jay L. Henderson
Robert E. Moritz
Martin P. Slark
Charles A. Tribbett III

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EXECUTIVE COMPENSATION
2025 Summary Compensation Table
The following table sets forth the information concerning the compensation paid to or earned by the named executive officers for 2025, 2024 and 2023. For Mr. Fox, only 2025 and 2024 compensation is shown since this is his second year as a named executive officer. For Mr. South, only 2025 compensation is shown since this is his first year as a named executive officer.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)

MICHAEL G. O’GRADY Chairman and Chief Executive Officer	2025	$1,000,000	$—	$6,150,111	$2,730,000	$135,667	$43,376	$10,059,154
	2024	1,000,000	—	7,700,038	2,050,000	137,067	42,681	10,929,786
	2023	1,000,000	—	8,500,150	500,000	138,719	35,891	10,174,760
DAVID W. FOX, JR. Chief Financial Officer	2025	646,250	—	1,533,225	1,147,500	92,106	31,992	3,451,073
	2024	560,000	—	726,040	657,000	58,567	15,655	2,017,262
		—	—	—	—	—	—	—
PETER B. CHERECWICH Chief Operating Officer	2025	675,000	—	2,502,615	1,447,500	131,638	25,786	4,782,539
	2024	675,000	—	2,677,594	1,072,500	120,460	26,937	4,572,491
	2023	675,000	—	3,080,055	1,147,500	174,409	24,038	5,101,002
JASON J. TYLER President, Wealth Management	2025	656,250	—	2,380,111	1,297,500	171,117	20,526	4,525,504
	2024	600,000	—	2,310,100	1,020,000	152,407	18,976	4,101,483
	2023	600,000	—	2,520,087	990,000	155,469	18,383	4,283,939
THOMAS A. SOUTH Chief Information Officer	2025	656,250	—	2,635,177	1,065,000	246,476	21,449	4,624,352
		—	—	—	—	—	—	—
(1)Amounts in this column represent the grant date fair value of the restricted stock unit and performance stock unit awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). With respect to performance stock units granted in 2025, grant-date fair value reflects the probable level of performance at the time of grant, which was target performance. The amounts included for performance stock units are as follows: Mr. O’Grady: $3,997,572; Mr. Fox: $996,562; Mr. Cherecwich: $1,626,632; and Mr. Tyler: $1,547,038. If the maximum level of performance were attained, the value of the performance stock units would be as follows: Mr. O’Grady: $5,996,358; Mr. Fox: $1,494,844; Mr. Cherecwich: $2,440,004; and Mr. Tyler: $2,320,557. Mr. South did not receive performance stock unit awards in 2025. See the narrative under “Description of Certain Awards Granted in 2025” beginning on page 74 of this Proxy Statement for more information on these awards.
(2)Amounts in this column represent the annual cash incentives earned under the NPIP for all named executive officers.
(3)Amounts in this column represent the aggregate increase in actuarial present values of accumulated benefits under the Pension Plan and the Supplemental Pension Plan. As described further under “2025 Pension Benefits” beginning on page 77 of this Proxy Statement, benefits for all named executive officers are accrued under the Pension Plan’s “PEP Formula.” At December 31, 2025, the applicable discount rate under the Pension Plan decreased to 5.53% and the applicable discount rate under the Supplemental Pension Plan decreased to 5.22%. At December 31, 2024, the applicable discount rate under the Pension Plan increased to 5.7% and the applicable discount rate under the Supplemental Pension Plan increased to 5.55%. At December 31, 2023, the applicable discount rate under the Pension Plan decreased to 5.03% and the applicable discount rate under the Supplemental Pension Plan decreased to 4.95%.

72	NORTHERN TRUST CORPORATION

EXECUTIVE COMPENSATION
(4)The following table sets forth a detailed breakdown of the items which comprise “All Other Compensation” for 2025.

NAME	CONTRIBUTIONS TO TIP AND SUPPLEMENTAL TIP ($)(a)	PERQUISITES AND OTHER PERSONAL BENEFITS ($)(b)	TAX REIMBURSEMENTS AND OTHER ($)(c)	TOTAL ($)
MR. O’GRADY	$30,000	$10,290	$3,086	$43,376
MR. FOX	19,244	10,763	1,985	31,992
MR. CHERECWICH	20,250	2,633	2,903	25,786
MR. TYLER	19,594	22	910	20,526
MR. SOUTH	19,594	1,800	55	21,449
(a)Includes matching contributions made by the Corporation on behalf of named executive officers participating in TIP and Supplemental TIP.
(b)With respect to Messrs. O’Grady, Fox, and Tyler, amount includes personal use of company automobiles ($23, $96, and $22, respectively). With respect to Messrs. O’Grady, Fox, Cherecwich and South, amount also includes wealth planning and tax consulting services ($10,267, $10,667, $2,583 and $1,800, respectively). With respect to Mr. Cherecwich, amount also includes $50 Celebrate Great award, which is an employee recognition program.
(c)Represents tax reimbursements provided in connection with use of company automobiles.
2025 Grants of Plan-Based Awards

NAME	GRANT DATE(3)	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(5)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

MR. O’GRADY	—		$2,050,000
	2/5/2025							19,012	$2,152,539
	2/5/2025				8,827	35,308	52,962		3,997,572
MR. FOX	—		657,000
	2/5/2025							4,740	536,663
	2/5/2025				2,201	8,802	13,203		996,562
MR. CHERECWICH	—		1,072,500
	2/5/2025							7,737	875,983
	2/5/2025				3,592	14,367	21,551		1,626,632
MR. TYLER	—		1,020,000
	2/5/2025							7,358	833,073
	2/5/2025				3,416	13,664	20,496		1,547,038
MR. SOUTH	—		465,000
	2/5/2025							25,850	2,635,177
(1)These columns show information regarding payouts under the NPIP. Although the plan does not provide for a target or threshold, the amount set forth under the Target column represents the amount actually awarded to the named executive officer in 2025 in respect of 2024 performance.
(2)The amounts set forth under the Threshold, Target and Maximum columns represent the number of shares of common stock that would be paid out under the performance stock units if the Corporation achieves a three-year average annual ROE relative to pre-established goals of 8.5%, 11.0% to 12.0% or 14.0% or greater, respectively, as well as ROE performance relative to that of our performance peer group that is in the 25th percentile, 50th percentile or the highest percentile, respectively.
(3)The Committee approved the 2025 plan‑based awards on January 21, 2025.
(4)This column shows the number of restricted stock units granted to the applicable named executive officers in 2025.
(5)Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718, reflecting applicable adjustments for MRT awards (stock award granted to Mr. South in 2025), including the absence of dividend equivalents and post-vesting holding requirements.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	73

EXECUTIVE COMPENSATION
Description of Certain Awards Granted in 2025
PERFORMANCE STOCK UNITS
Each performance stock unit constitutes the right to receive a share of the Corporation’s common stock and vests over a three-year performance period, subject to satisfaction of specified performance targets (performance conditions) that are a function of ROE, and continued employment until the end of the vesting period. Dividend equivalents granted to named executive officers in 2025 are deferred into a cash account and paid at the time the award vests only with respect to the portion of the cash account attributable to performance stock units that actually vest upon satisfaction of the applicable performance conditions.
For awards granted to named executive officers in 2025, if during the performance period the executive’s employment is terminated under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions. Upon the death or disability of an executive during the performance period, or if an executive retires after satisfying applicable age and service requirements, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions.
Performance stock unit awards are not granted to executives designated as MRTs under the Prudential Regulation Authority and Financial Conduct Authority rules, which govern incentive deferral, vesting and payout structures for financial firms subject to UK regulations. As a result of his designation as a MRT, Mr. South did not receive a performance stock unit award in 2025.
Upon a change in control of the Corporation, a pro rata portion of each performance stock unit award (based on actual performance during the portion of the performance period that has elapsed as of the change in control) will be converted into an award with respect to the acquirer of an equal economic value. The remainder of the performance award converts at the target level of performance specified in the performance stock unit agreement into an award with respect to the acquirer of an equal economic value. Both the portion of each performance stock unit award that is based on actual performance and the portion that is based on the target level of performance vest subject only to the continued employment of the recipient through the remainder of the applicable performance period, and are paid out at the end of the performance period, subject to acceleration of vesting upon a qualifying termination, in which event the units are distributed within sixty days. In the event that a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control.
RESTRICTED STOCK UNITS
Restricted stock units granted to Messrs. O’Grady, Fox, Cherecwich, and Tyler in 2025 vest in four equal annual installments of 25% per year. Each restricted stock unit award entitles an executive to receive one share of common stock when the award vests, subject to continued employment until the end of the vesting period. Dividend equivalents on these restricted stock units are deferred into a cash account and paid at the time the awards vest only with respect to the portion of the cash account attributable to restricted stock units that actually vest.
Restricted stock units granted to Mr. South in 2025 were granted in accordance with the regulatory requirements applicable to employees designated as Material Risk Takers. Restricted stock units awarded to Mr. South under the long-term incentive framework vest over seven years, in five equal annual installments (20%), commencing in the third year after the grant date, and subject to a 12-month post-vesting retention period. In addition, Mr. South received restricted stock units under the short-term incentive framework, which vested upon the grant date but are subject to a 12-month post-vesting retention requirement. Restricted stock unit awards granted to MRTs in 2025 are not eligible to accrue dividend equivalents while outstanding.
For awards granted to named executive officers in 2025, if during the vesting period an executive’s employment is terminated under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s restricted stock units will continue to vest in accordance with their terms. In addition, if an executive retires after satisfying applicable age and service requirements, such executive’s restricted stock units will continue to vest in accordance with their terms. Upon the death or disability of an executive during the vesting period, such executive’s restricted stock units will be eligible for full vesting and distribution.

74	NORTHERN TRUST CORPORATION

EXECUTIVE COMPENSATION
Upon a change in control of the Corporation, all restricted stock units granted to executive officers will, under the terms and conditions of the applicable award agreements, be converted into units of the acquirer having the same value and continue to vest over a period no longer than the original vesting schedule; provided, however, that they become fully vested in connection with a change in control if the executive experiences a qualifying termination of employment following the change in control (in which case they are distributed within sixty days). In the event that a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control.
2025 Outstanding Equity Awards at Fiscal Year-End

		OPTION AWARDS			STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
MR. O’GRADY	34,489	—	58.25	2/16/26	63,986	$8,739,848	235,130	$32,116,407
	40,649	—	88.06	2/21/27	—	—	—	—
MR. FOX	—	—	—	—	13,807	1,885,898	19,773	2,700,794
MR. CHERECWICH	—	—	—	—	23,851	3,257,808	86,186	11,772,146
MR. TYLER	4,599	—	58.25	2/16/26	21,580	2,947,612	74,837	10,221,986
	3,873	—	88.06	2/21/27	—	—	—	—
MR. SOUTH	—	—	—	—	33,339	4,553,774	49,353	6,741,126
(1)The following table lists the number of restricted stock units that vest for each named executive officer upon each vesting date

NAME	3/1/2026	3/1/2027	3/1/2028	3/1/2029	3/1/2030	3/1/2031	3/1/2032
MR. O’GRADY	26,526	20,246	12,653	4,561	—	—	—
MR. FOX	5,610	4,288	2,772	1,137	—	—	—
MR. CHERECWICH	9,905	7,420	4,670	1,856	—	—	—
MR. TYLER	8,656	6,716	4,369	1,839	—	—	—
MR. SOUTH	6,059	4,249	6,342	4,173	4,172	4,172	4,172
(2)The market value of the restricted stock units included in this column is based on a price of $136.59 per share (the closing market price of the Corporation’s common stock on December 31, 2025).
(3)The following table lists the maximum number of shares each named executive officer may receive under performance stock units:

	PERFORMANCE STOCK UNIT AWARDS GRANTED IN
NAME	2023	2024	2025
MR. O’GRADY	88,194	93,974	52,962
MR. FOX	3,162	3,408	13,203
MR. CHERECWICH	31,957	32,678	21,551
MR. TYLER	26,148	28,193	20,496
MR. SOUTH	24,150	25,203	—
The actual number of shares distributed with respect to performance stock units granted in 2024 and 2025 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	75

EXECUTIVE COMPENSATION
On February 17, 2026, shares of common stock underlying performance stock units granted in 2023 for the performance period 2023 to 2025 were distributed.

2023 PERFORMANCE STOCK UNIT AWARD

123.55%	THREE-YEAR AVERAGE ADJUSTED ROE (50% OF OPPORTUNITY)			THREE-YEAR RELATIVE ROE PERFORMANCE (50% OF OPPORTUNITY)

	Actual Results: 13.6%			Actual Results: 83.2nd percentile
Shares vested as a percentage of target
	6% Threshold	12% - 13% Target	15% Maximum	<25th Threshold	50th Target	Highest ROE Maximum

In determining the average annual ROE for the absolute performance goal, the Committee adjusted the Corporation’s 2023, 2024 and 2025 net income to exclude the effect of certain items in accordance with the terms and conditions of the performance stock units. The Committee did not make a similar adjustment to ROE for the relative comparison, but rather used reported ROE to maintain comparability with reported peer results. The following table presents a reconciliation of the net income and ROE for each year within the three-year performance period applicable to performance stock units granted in 2023 prepared in accordance with GAAP to the adjusted net income and adjusted ROE determined by the Committee, which are non-GAAP financial measures.

RECONCILIATION OF NET INCOME AND ROE TO ADJUSTED NET INCOME AND ADJUSTED ROE
($ IN MILLIONS)	2025	2024	2023	AVERAGE
Net Income Applicable to Common Stock (GAAP)	$1,695.1	$1,989.3	$1,065.5	$1,583.3
Add adjustments for:
Net gain related to participation in Visa, Inc. exchange offer	—	(879.9)	—	(293.3)
Gain on the sale of equity investment	—	(65.1)	—	(21.7)
Net available for sale security losses recognized from sale or intent to sell	—	189.4	169.5	119.7
Charitable contributions	—	70.0	—	23.3
Federal Deposit Insurance (FDIC) special assessment	(9.5)	14.7	84.9	30.0
Severance-related charges	58.4	86.6	39.4	61.5
Mark-to-market activity on Visa swap agreements	19.2	—	—	6.4
Investment impairment	—	7.6	—	2.5
Legal settlement	—	10.6	—	3.5
Subtract adjustments for tax impact related to:
Net gain related to participation in Visa, Inc. exchange offer	—	223.2	—	74.4
Gain on the sale of equity investment	—	15.9	—	5.3
Net available for sale security losses recognized from sale or intent to sell	—	(48.0)	(39.6)	(29.2)
Charitable contribution	—	(17.2)	—	(5.7)
FDIC special assessment	2.3	(3.7)	(21.5)	(7.6)
Severance-related charges	(14.0)	(21.1)	(12.3)	(15.8)
Mark-to market activity on Visa swap agreements	(4.7)	—	—	(1.6)
Investment impairment	—	(1.9)	—	(0.6)
Legal settlement	—	(2.7)	—	(0.9)
Adjusted Net Income Applicable to Common Stock (Non-GAAP)	$1,746.9	$1,567.7	$1,286.0	$1,533.5
Average Common Equity (GAAP)	$11,791.1	$11,414.9	$10,612.0	$11,272.7
ROE (GAAP)	14.4%	17.4%	10.0%	13.9%
Adjusted ROE (Non-GAAP)	14.8%	13.7%	12.1%	13.6%

76	NORTHERN TRUST CORPORATION

EXECUTIVE COMPENSATION
The following table lists the actual number of shares distributed to each named executive officer on February 17, 2026 with respect to the performance stock units granted in 2023:

NAME	SHARES
MR. O’GRADY	72,642
MR. FOX	2,604
MR. CHERECWICH	26,322
MR. TYLER	21,537
MR. SOUTH	19,892
(4)The market value of the performance stock units included in this column is based on a price of $136.59 per share (the closing market price of the Corporation’s common stock on December 31, 2025).
2025 Option Exercises and Stock Vested
The following table sets forth information regarding exercises of stock options and vesting of stock awards for each named executive officer in 2025. The Corporation has not issued options to its named executive officers since 2017.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	•	VALUE REALIZED ON VESTING ($)(2)

MR. O’GRADY	23,739	$1,020,658	90,953		$10,182,106
MR. FOX	—	—	8,092		898,069
MR. CHERECWICH	26,132	635,120	35,104		3,931,287
MR. TYLER	2,968	126,407	27,098		3,033,372
MR. SOUTH	—	—	25,819		2,891,081
(1)The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the fair market value of the common stock on the date of exercise.
(2)The value realized on the distribution of stock units represents the number of stock units that vested multiplied by the fair market value of the common stock on the date of vesting, which may differ from the year‑end stock price used elsewhere in this Proxy Statement for valuation of outstanding equity awards.
2025 Pension Benefits
Information with respect to accrued benefits of each named executive officer under the Pension Plan and the Supplemental Pension Plan as of December 31, 2025 is as follows.

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)
MR. O’GRADY	Pension Plan	14.4	$205,487
	Supplemental Pension Plan	14.4	1,545,008
MR. FOX	Pension Plan	13.7	189,086
	Supplemental Pension Plan	13.7	450,456
MR. CHERECWICH	Pension Plan	18.5	284,029
	Supplemental Pension Plan	18.5	1,340,840
MR. TYLER	Pension Plan	14.3	207,556
	Supplemental Pension Plan	14.3	791,981
MR. SOUTH	Pension Plan	26.4	821,184
	Supplemental Pension Plan	26.4	1,216,804

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	77

EXECUTIVE COMPENSATION
PENSION PLAN AND SUPPLEMENTAL PENSION PLAN
The Pension Plan is a tax-qualified defined benefit retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Internal Revenue Code and the Pension Plan. The Supplemental Pension Plan is a nonqualified defined benefit retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to Internal Revenue Code and Pension Plan limits.
ELIGIBILITY AND VESTING
Eligible employees participate in the Pension Plan beginning the first day of the month following the completion of six months of vesting service. Employees with at least six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Internal Revenue Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.
BENEFIT FORMULA - TRADITIONAL FORMULA
Prior to April 1, 2012, the benefit for Mr. South was determined under the Pension Plan’s “Traditional Formula.” The normal retirement (age 65) benefit equals (i) 1.8% of the average of the participant’s highest sixty consecutive calendar months of eligible pay multiplied by participant’s years of credited services (up to maximum of thirty-five years) minus (ii) 0.5% multiplied by offset compensation equal to the lesser of the participant’s (a) Social Security covered compensation limit or (b) the average of the participant’s eligible pay for the three-consecutive calendar years prior to retirement, with calendar year compensation not to exceed the Social Security taxable wage base in effect for a given calendar year, multiplied by the participant’s years of credited service (up to thirty-five years). Mr. South’s pre-April 1, 2012 Traditional Formula benefits will be based on credited service and average compensation calculated as of March 31, 2012, will be indexed at the rate of 1.5% per year for any period on and after April 1, 2012, during which he earns credited service under the Pension Plan.
BENEFIT FORMULA – PEP FORMULA
Effective June 1, 2001, the Pension Plan was amended to provide that benefits of all newly hired U.S. employees of the Corporation and its affiliates would be calculated under the Pension Plan’s “Pension Equity Plan (PEP) Formula.” Because Messrs. O’Grady, Fox, Cherecwich and Tyler commenced employment after such date, their benefits under the Pension Plan and Supplemental Pension Plan are calculated entirely under the PEP Formula. Effective April 1, 2012, the Pension Plan was further amended to provide that for credited service earned after March 31, 2012, all employees, including those who had previously elected the Traditional Formula, will accrue benefits pursuant to the revised PEP Formula described below. Accordingly, Mr. South will be entitled to an annual benefit equal to the sum of his accruals: (i) under the Traditional Formula for the periods of credited service before April 1, 2012 and (ii) under the amended PEP Formula for his period of credited service after March 31, 2012.
Under the PEP Formula, participants currently earn a 4% pension credit for each of their first ten credited years of service, increasing by one percentage point for the eleventh year of service and every fifth year thereafter until they have completed thirty-five years of service (after which no additional pension credit is earned). A participant’s PEP Formula lump sum amount is equal to the sum of his or her pension credits multiplied by the average of the participant’s highest sixty consecutive calendar months of eligible pay. A participant’s annual benefit under the PEP Formula is equal to a single life annuity commencing at age 65 that is the actuarial equivalent of his or her PEP Formula lump sum amount. The single life annuity is calculated using interest rate and mortality assumptions specified in the Pension Plan.
BENEFIT FORMULA – SUPPLEMENTAL PENSION PLAN
Benefits under the Supplemental Pension Plan are equal to benefits calculated under the Pension Plan without regard to Internal Revenue Code limits and including amounts deferred under the Northern Trust Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) in eligible pay, minus benefits calculated pursuant to the terms of the Pension Plan.

78	NORTHERN TRUST CORPORATION

EXECUTIVE COMPENSATION
ELIGIBLE PAY
For purposes of the Traditional Formula, “eligible pay” means base salary (including any before-tax payroll deductions), shift differentials, overtime, and certain types of performance-based incentive compensation, including cash, Northern Trust Performance Incentives under the NPIP, compensation under the former Management Performance Plan, payments from the former Annual Performance Plan, and the cash value of certain stock options. Cash incentives deferred under the Deferred Compensation Plan are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.
Prior to April 1, 2012, eligible pay was defined the same for the PEP Formula as the Traditional Formula, except that eligible pay under the PEP Formula also included cash sales and technical incentives under the NPIP, up to 50% of the participant’s prior year’s base pay. Effective April 1, 2012, eligible pay under the PEP Formula includes all cash incentives under the NPIP.
RETIREMENT
A participant is generally eligible for a normal retirement benefit if he or she terminates employment at or after age 65 and has completed at least five years of vesting service. A participant is eligible for an early retirement benefit if he or she terminates employment at or after age 55 and has completed fifteen years of credited service. Messrs. Cherecwich and South are eligible for early retirement benefits. A vested terminee benefit is available to a participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit.
Under the Traditional Formula, the early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month that payments are received prior to age 62, up to 84 months, then actuarially reduced for each month that payments are received prior to age 55. Participants eligible for a “vested terminee” benefit are entitled to benefit payments that are reduced by 0.5% for each month, up to 120 months, that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55. Under the PEP Formula, both the early retirement benefit and vested terminee benefit are equal to the normal retirement benefit (in the form of a monthly single life annuity as described above), adjusted for early commencement prior to age 65. The adjustment is made using interest rate and mortality assumptions specified in the Pension Plan.
FORM OF BENEFIT PAYMENT
The normal form of benefit payment under the Pension Plan is (i) a single life annuity in the case of an unmarried participant or (ii) a 50% joint and survivor annuity in the case of a married participant. Optional forms of payment include a lump sum option, a 75% joint and survivor annuity, and under limited circumstances, a 100% joint and survivor annuity or level income option annuity. The normal form of benefit under the Supplemental Pension Plan is (i) a five-year certain annuity, payable to the participant in five annual installments, credited with interest pursuant to a formula set forth in the Supplemental Pension Plan or (ii) a single lump sum if the value of the Supplemental Pension Plan benefit is $125,000 or less.
ASSUMPTIONS
The assumptions used in calculating the present value of the accumulated benefit are set forth in “Note 21—Employee Benefits” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	79

EXECUTIVE COMPENSATION
2025 Nonqualified Deferred Compensation

NAME	FORM OF DEFERRED COMPENSATION	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)(2)	AGGREGATE EARNINGS IN LAST FY ($)(3)	AGGREGATE BALANCE AT LAST FYE ($)(4)

MR. O’GRADY	Deferred Compensation Plan	$—	$—	$—	$—
	Supplemental TIP	39,000	19,500	82,180	871,844
MR. FOX	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	29,494	8,744	89,715	687,657
MR. CHERECWICH	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	19,500	9,750	158,437	996,676
MR. TYLER	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	18,375	9,094	8,593	233,676
MR. SOUTH	Deferred Compensation Plan	139,500	—	95,956	777,501
	Supplemental TIP	122,500	9,094	46,046	432,170
(1)Amounts in this column also are included in each named executive officer’s compensation reported in the “2025 Summary Compensation Table,” as “Salary.”
(2)Amounts in this column also are included in each named executive officer’s “All Other Compensation” in the “2025 Summary Compensation Table.”
(3)The aggregate earnings in this column are not “above-market” and therefore are not included in the “2025 Summary Compensation Table.”
(4)All amounts representing executive or company contributions in this column have previously been included in each named executive officer’s compensation reported in the “2025 Summary Compensation Table” to the extent that compensation data for each such officer, generally, has been included in such table.
DEFERRED COMPENSATION PLAN
The Corporation provides certain highly compensated employees, including the named executive officers, the opportunity to defer up to 100% of their short-term incentive awards that would otherwise be payable in a specified calendar year into the Deferred Compensation Plan. Deferred amounts represent general unsecured obligations of the Corporation. The Corporation has established a grantor trust (referred to as a “rabbi” trust), under which the assets of the Deferred Compensation Plan are held and invested. The Corporation does not provide any matching contributions or guaranteed rates of return with respect to deferred amounts. Earnings credited with respect to amounts deferred under the Deferred Compensation Plan are based on the performance of a variety of investment alternatives made available under the plan and selected by the participant. Participants are fully vested in the amounts they defer at all times.
Each participant makes an annual irrevocable election, prior to the beginning of each performance year, regarding his or her deferral and distribution elections. Participants are required to make a retirement (normal, early or postponed retirement as defined in the Pension Plan) basis distribution election of a lump sum or five- or ten-year installments. Participants have the option of making an alternative short-term deferral election of at least three calendar years following the year the award would otherwise have been paid, to be distributed in a lump sum. If the participant’s employment ends for any reason prior to his or her early retirement date and the short-term deferral distribution date, the participant’s account balance will be distributed within 60 days of the participant’s employment termination date. Special rules apply with respect to distributions in connection with the death of a participant. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, any post-December 31, 2004 deferrals payable due to separation from service will be delayed for six months following the date of the separation.

80	NORTHERN TRUST CORPORATION

EXECUTIVE COMPENSATION
SUPPLEMENTAL TIP
Supplemental TIP is a nonqualified defined contribution retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Internal Revenue Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan, which was frozen effective January 1, 2005.
ELIGIBILITY AND VESTING
An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30 his or her base salary exceeded the Internal Revenue Code compensation limit. U.S. employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions beginning the first day of the month following the completion of six months of vesting service. Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after completing five years of vesting service. All named executive officers participated in both plans in 2025 and are fully vested in their TIP and Supplemental TIP accounts.
CONTRIBUTIONS
Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Internal Revenue Code compensation limit. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, which is 50% of the first 6% of deferred salary, for a maximum matching contribution of 3% of salary.
INVESTMENTS
Each participant’s Supplemental TIP account is credited with earnings or losses based on various mutual fund investment alternatives made available under Supplemental TIP (which are generally similar to the investment alternatives available to participants under TIP), selected by the participant, and can be changed on a daily basis.
DISTRIBUTIONS
No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within ninety days after the participant’s termination of employment. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six-month anniversary of the termination of employment.
Potential Payments Upon Termination of Employment or a Change in Control of the Corporation
In addition to benefits to which the Corporation’s employees would be entitled upon a termination of employment generally, the Corporation provides certain additional benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. Described below are the benefits that the named executive officers would receive upon certain types of termination of employment, upon a change in control of the Corporation and upon a termination following a change in control of the Corporation.
EQUITY COMPENSATION PLANS AND AGREEMENTS
As described above under “Description of Certain Awards Granted in 2025” beginning on page 74, the Corporation’s equity compensation plans and agreements provide enhanced benefits to named executive officers upon a termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (when such termination is not a termination described in the Change in Control Plan as discussed below).

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	81

EXECUTIVE COMPENSATION
In the case of a termination of a named executive officer’s employment due to death or disability, equity award agreements for restricted stock units and performance stock units provide for the full vesting of such units. In the case of a termination of a named executive officer’s employment due to severance, equity award agreements for restricted stock units and performance stock units provide for continued vesting. In the case of a termination of a named executive officer’s employment due to retirement (after satisfying applicable age and service requirements), restricted stock units and performance stock units will continue to vest.
CHANGE IN CONTROL PLAN
As discussed above under “Severance Benefits and Change in Control Plan” beginning on page 61, each of our named executive officers is a participant in the Northern Trust Corporation Executive Change in Control Severance Plan, providing participants with certain benefits upon a qualifying termination of employment within two years following a change in control. The Corporation’s decision to adopt the Change in Control Plan and the determination of the level of benefits under the plan were exercises in judgment, informed by: (i) the recognition that all named executive officers are employed at-will; (ii) the Corporation’s desire to provide the named executive officers with sufficient security to help ensure they are not distracted and remain focused on maximizing stockholder value during and after a change in control; (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies; (iv) the nature and scope of the job responsibilities undertaken by the named executive officers; and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, motivate and retain its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent.
The Change in Control Plan provides benefits upon the occurrence of the following terminations of employment that are in connection with an actual change in control of the Corporation:
•A termination of the executive’s employment by the Corporation or a subsidiary without “good reason” that occurs within two years after a change in control of the Corporation; or
•An executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs within two years after a change in control of the Corporation.
The benefits provided to a named executive officer upon such a termination of employment would consist of the following:
•A lump sum payment equal to two times (or three times for the CEO) the sum of: (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control; and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.
•A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.
•An amount equal to the monthly welfare premiums for certain welfare benefit plans in which the named executive officer participated as of the change in control and subsequent termination of employment (less the active employee rates for such coverage) multiplied by 24 (or 36 for the CEO).
The foregoing notwithstanding, the Change in Control Plan provides that in the event any payment to a named executive officer is determined to be an ‘excess parachute payment’ (as defined in the Internal Revenue Code), such payment must either be reduced such that no portion thereof is subject to excise tax or, if it would be more favorable to the named executive officer to whom the payment is due on an after-tax basis, the named executive officer must pay the applicable excise tax without any assistance from the Corporation or its affiliates.

82	NORTHERN TRUST CORPORATION

EXECUTIVE COMPENSATION
Except as otherwise noted, the following table quantifies the additional amounts described above that each named executive officer would receive upon the related triggering event assuming such event took place on December 31, 2025 (the last business day of the most recently completed fiscal year).

		RETIREMENT(1)	DEATH/DISABILITY(1)	SEVERANCE	TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL
MR. O’GRADY	Restricted Stock Units(2)	9,392,887	9,392,887	9,392,887	9,392,887
	Performance Stock Units(3)	22,563,552	22,563,552	22,563,552	22,563,552
	Cash Severance				6,550,000
	Pro-Rata Bonus				1,183,333
	Welfare Benefits(4)				68,838
Total		$31,956,439	$31,956,439	$31,956,439	$39,758,610
MR. FOX	Restricted Stock Units(2)	2,018,110	2,018,110	2,018,110	2,018,110
	Performance Stock Units(3)	1,865,375	1,865,375	1,865,375	1,865,375
	Cash Severance				2,462,800
	Pro-Rata Bonus				556,400
	Welfare Benefits(4)				38,659
Total		$3,883,485	$3,883,485	$3,883,485	$6,941,344
MR. CHERECWICH	Restricted Stock Units(2)	3,494,307	3,494,307	3,494,307	3,494,307
	Performance Stock Units(3)	8,265,011	8,265,011	8,265,011	8,265,011
	Cash Severance				3,710,000
	Pro-Rata Bonus				1,180,000
	Welfare Benefits(4)				38,659
Total		$11,759,318	$11,759,318	$11,759,318	$16,687,977
MR. TYLER	Restricted Stock Units(2)	n.a.	3,145,761	3,145,761	3,145,761
	Performance Stock Units(3)	n.a.	7,167,608	7,167,608	7,167,608
	Cash Severance				3,410,000
	Pro-Rata Bonus				1,030,000
	Welfare Benefits(4)				45,892
Total			$10,313,369	$10,313,369	$14,799,261
MR. SOUTH	Restricted Stock Units(2)	4,715,283	4,715,283	4,715,283	4,715,283
	Performance Stock Units(3)	4,777,589	4,777,589	4,777,589	4,777,589
	Cash Severance				2,915,000
	Pro-Rata Bonus				782,500
	Welfare Benefits(4)				45,892
Total		$9,492,872	$9,492,872	$9,492,872	$13,236,264
(1)Upon retirement, death or disability each named executive officer remains eligible to receive a termination year bonus under the NPIP at the discretion of the Committee.
(2)Restricted Stock Units amounts represent the value at December 31, 2025 of all unvested restricted stock units (including accrued cash dividends on the restricted stock units).
(3)Performance stock unit award values are based upon the target number of shares underlying 2023, 2024, and 2025 awards outstanding as of December 31, 2025 (including accrued dividend equivalents on the performance stock units).
(4)The value of this continued benefit coverage is derived by multiplying the Corporation’s annual cost of providing such coverage in 2025 by the applicable severance multiple.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	83

CEO PAY RATIO
The table below sets forth an estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees, other than the CEO, for the year ended December 31, 2025.

Annual total compensation of the CEO for 2025	$10,059,154
Annual total compensation of the median employee for 2025	$73,867
CEO to median employee pay ratio for 2025	136:1
Our median employee was identified as of October 1, 2023, using the total cash compensation paid to all full-time, part-time, seasonal, and temporary employees in all jurisdictions for the nine-month period ended September 30, 2023. The compensation of full-time employees hired in 2023 and of those for whom pay was reduced due to a voluntary leave of absence was annualized as permitted under the rules of the SEC. We did not use any other material assumptions, adjustments, or estimates in identifying the median employee.
In determining whether it would be appropriate to use the previously identified median employee when presenting the ratio of our CEO’s annual total compensation to the median of all of our employees for the year ended December 31, 2025, we considered whether any changes to our employee population or employee compensation arrangements would significantly impact our pay ratio disclosure and concluded that they would not. The annual total compensation of such employee was calculated using the same methodology used to calculate the compensation of our named executive officers in the “2025 Summary Compensation Table” on page 72 of this Proxy Statement.

84	NORTHERN TRUST CORPORATION

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other named executive officers and certain financial performance of the Corporation. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Corporation’s pay-for-performance philosophy and how the Corporation aligns executive compensation with the Corporation’s performance, refer to “Compensation Discussion and Analysis” beginning on page 42 of this Proxy Statement.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO ($)(1)	COMPENSATION ACTUALLY PAID TO CEO ($)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL COMPENSATION FOR OTHER NEOS ($)(3)	AVERAGE COMPENSATION ACTUALLY PAID TO OTHER NEOS ($)(4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
					CORPORATION TSR ($)	KBW INDEX TSR ($)(5)	NET INCOME ($)	ADJUSTED ROE ($)(6)
2025	$10,059,154	$21,643,405	$4,345,867	$7,327,718	170.76	196.00	1,737	14.8%
2024	10,929,786	21,250,495	3,975,226	6,725,032	124.71	147.85	2,031	13.7
2023	10,174,760	11,222,036	5,362,543	5,382,367	99.27	107.76	1,107	12.1
2022	10,816,639	4,016,997	5,671,222	2,404,602	100.30	108.73	1,336	14.8
2021	10,449,233	18,479,485	4,381,631	6,913,472	131.65	138.33	1,545	13.9
(1)Mr. O’Grady was CEO for each of the covered years.
(2)Amounts reported in this column are based on total compensation reported for our CEO in the 2025 Summary Compensation Table. Adjustments to the compensation reported in the 2025 Summary Compensation Table for performance year 2025 are shown in the table below. Adjustments for the 2024 performance year may be found in the Proxy Statement related to our 2025 Annual Meeting of Stockholders. Adjustments for the 2021-2023 performance years may be found in the Proxy Statement related to our 2024 Annual Meeting of Stockholders. The fair value of equity awards was computed in accordance with the Corporation’s methodology used for financial reporting purposes.

		2025
	Total compensation as reported in the 2025 Summary Compensation Table	$10,059,154
Subtract	Change in pension values reported in the 2025 Summary Compensation Table for covered fiscal year	(135,667)
Subtract	Fair value of equity awards granted during covered fiscal year	(6,150,111)
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	100,667
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year – valued at year-end	6,452,799
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year – valued on date of vesting	2,152,539
Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	1,059,918
Add	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	7,175,288
Add	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	928,818
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—
Equals	Compensation Actually Paid to CEO	$21,643,405
(3)For 2025, our other named executive officers were Messrs. Fox, Cherecwich, Tyler, and South. For 2024, our other named executive officers were Messrs. Cherecwich, Fox, Fradkin, Gamba, and Tyler. For 2023, our other named executive officers were Messrs. Cherecwich, Fradkin, Gamba, and Tyler. For 2022, our other named executive officers were Messrs. Cherecwich, Fradkin, Tyler, Thomas and Ms. Taylor. For 2021 and 2020, our other named executive officers were Messrs. Cherecwich, Fradkin, Thomas, and Tyler.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	85

PAY VERSUS PERFORMANCE
(4)Amounts reported in this column are based on the average of the total compensation reported for our other named executive officers in the 2025 Summary Compensation Table. Adjustments to the compensation reported in the 2025 Summary Compensation Table for performance year 2025 are shown in the table below. Adjustments for the 2024 performance year may be found in the Proxy Statement related to our 2025 Annual Meeting of Stockholders. Adjustments for the 2021-2023 performance years may be found in the Proxy Statement related to our 2024 Annual Meeting of Stockholders. The fair value of equity awards was computed in accordance with the Corporation’s methodology used for financial reporting purposes.

		2025
	Total compensation as reported in the 2025 Summary Compensation Table	$4,345,867
Subtract	Change in pension values reported in the 2025 Summary Compensation Table for covered fiscal year	(160,334)
Subtract	Fair value of equity awards granted during covered fiscal year	(2,262,782)
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	77,375
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year – valued at year-end	1,934,133
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year – valued on date of vesting	1,084,846
Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	270,666
Add	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	1,794,778
Add	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	243,169
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—
Equals	Compensation Actually Paid to Named Executive Officers	$7,327,718
(5)The KBW Index is a modified-capitalization-weighted index made up of 24 of the largest banking companies in the United States. The Corporation is included in the KBW Index.
(6)For an explanation and reconciliation of ROE to Adjusted ROE, see page 76 of this Proxy Statement.
Financial Performance Measures
As discussed in “Compensation Discussion and Analysis,” our executive compensation program and compensation decisions reflect the guiding principles of being linked to long-term performance and aligned with stockholder interests. The metrics used within our incentive plans are selected to support these objectives. The following were the most important financial performance measures, as determined by the Corporation, to link executive compensation actually paid to the Corporation’s named executive officers to the Corporation’s performance for the most recently completed fiscal year:
•Total Shareholder Return (“TSR”)
•Adjusted ROE
•Net Income

86	NORTHERN TRUST CORPORATION

PAY VERSUS PERFORMANCE
Analysis of the Information Presented in the Pay Versus Performance Table
While the Corporation utilizes several performance measures to align executive compensation with Corporation performance, not all of those performance measures are presented in the Pay Versus Performance table set forth above. Moreover, the Corporation generally seeks to incentivize long-term performance, and therefore does not specifically align the Corporation’s compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) with Corporation performance for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the “Pay versus Performance” table.

COMPENSATION ACTUALLY PAID AND TSR(1)

$25M
$20M
$15M
$10M
$5M
$0
Compensation Actually Paid
$250
$200
$150
$100
$50
$0
TSR Return on Investment of $100
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to non-CEO NEOs
Northern Trust TSR
KBW Index TSR

(1)TSR measurement period commenced December 31, 2020.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	87

PAY VERSUS PERFORMANCE

COMPENSATION ACTUALLY PAID AND NET INCOME

$25M
$20M
$15M
$10M
$5M
$0
Compensation Actually Paid
$2,500
$2,000
$1,500
$1,000
$500
$0
Net Income ($M)
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to non-CEO NEOs
Net Income

COMPENSATION ACTUALLY PAID AND ADJUSTED ROE

Compensation Actually Paid
$25M
$20M
$15M
$10M
$5M
$0
Adjusted ROE (%)
16%
14%
12%
10%
8%
6%
4%
2%
0%
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to non-CEO NEOs
Adjusted ROE

88	NORTHERN TRUST CORPORATION

EQUITY COMPENSATION PLAN INFORMATION
Set forth below is information with respect to equity compensation plans under which the common stock of the Corporation was authorized for issuance as of December 31, 2025.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS (#)		WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS ($)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE SECOND COLUMN) (#)
Equity compensation plans approved by stockholders	3,482,364	(1)	$76.72	(2)	11,211,977	(3)
Equity compensation plans not approved by stockholders	N/A		N/A		N/A
Total	3,482,364		$76.72	(2)	11,211,977
(1)Includes shares of common stock underlying outstanding or deferred restricted stock unit, performance stock unit and stock option awards.
(2)Restricted stock units and performance stock units are excluded when determining the weighted-average exercise price.
(3)All shares are available for issuance under the Corporation’s 2017 Long-Term Incentive Plan.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	89

Item 3	Approval of the Northern Trust Corporation 2026 Employee Stock Purchase Plan

The Corporation’s stockholders are being asked to approve the Northern Trust Corporation 2026 Employee Stock Purchase Plan (the “ESPP”), which was adopted by the Board on March 9, 2026. The Board of Directors and management of the Corporation believe that the ESPP will provide eligible employees with an opportunity to purchase shares of Common Stock through voluntary payroll deductions at a discount to the market value of the Corporation’s common stock, thereby encouraging their participation in the ownership of the Corporation and providing an incentive for them to promote the continued success of the Corporation. In addition, they also believe that it will enhance the Corporation’s ability to attract, retain, and reward qualified employees.

The Board unanimously recommends that you vote FOR this proposal.

Certain Features of the ESPP
•Options - At the beginning of each offering period under the ESPP, participating employees are granted options to purchase the Corporation’s common stock based on payroll deductions accumulated during the offering period.
•Eligible Participants - Only employees of the Corporation or any participating parent, subsidiary or affiliate of the Corporation (“Designated Company”) will be eligible to be granted options under the ESPP and in no event may a participant be granted an option under the ESPP following his or her termination date.
•Shares Authorized - Subject to adjustment upon changes in capitalization of the Corporation as provided in the ESPP, the number of shares that will be available for issuance under the ESPP will be 3,500,000 shares. The shares authorized under the ESPP represent approximately 1.89% of the Corporation’s common stock outstanding as of February 23, 2026. As of February 23, 2026, the closing price of a share of the Corporation’s common stock as reported on NASDAQ was $140.38.
•Purchase Price of Shares – Unless otherwise determined by the ESPP Administrator (as defined below) prior to the commencement of an offering period and subject to the terms of the ESPP, the purchase price per share will be equal to 90% of the fair market value of a share on the purchase date for such offering period.
Description of the ESPP
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix B and incorporated into this Proxy Statement by reference.
PLAN COMPONENTS
The ESPP includes two components – a 423 component intended to qualify as an employee stock purchase plan within the meaning of Internal Revenue Code Section 423 and a non-423 component that is not intended to qualify as an employee stock purchase plan under Internal Revenue Code Section 423.

90	NORTHERN TRUST CORPORATION

ITEM 3: APPROVAL OF THE NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
PURPOSE
The purpose of the ESPP is to provide an opportunity for eligible employees of the Corporation and its Designated Companies to purchase shares of the Corporation’s common stock at a discount through voluntary contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Corporation’s stockholders.
ADMINISTRATION
The ESPP is administered by the Human Capital and Compensation Committee (the “Committee”) or, if delegated authority by the Committee, a subcommittee or subcommittees of the Committee, one or more officers of the Corporation or other persons or groups of persons as the Committee deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation (the “ESPP Administrator”). The ESPP Administrator has full power and authority to administer the ESPP, including, without limitation, the authority to interpret the ESPP; determine eligibility, determine the terms and conditions of any right to purchase shares of Corporation common stock under the ESPP; establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the ESPP; amend an outstanding right to purchase shares of Corporation common stock, provided that the amended right otherwise conforms to the terms of the ESPP; and make any other determination and take any other action that the ESPP Administrator deems necessary or desirable for the administration of the ESPP. All actions, decisions and determinations of, and interpretations by the ESPP Administrator with respect to the ESPP will be final and binding upon all participants.
SHARES RESERVED
Subject to the capitalization adjustment provisions included in the ESPP, 3,500,000 shares of the Corporation’s common stock are reserved for issuance under the ESPP.
CORPORATE TRANSACTIONS
In the event of any change affecting the number, class, value, or terms of the Corporation’s common stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares of the Corporation’s common stock, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares of the Corporation’s common stock, including any extraordinary dividend or extraordinary distribution (but excluding any regular cash dividend), then the ESPP Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, will, in such manner as it may deem equitable, adjust the number and class of the Corporation’s common stock that may be delivered under the ESPP, the purchase price per share and the number of shares of the Corporation’s common stock covered by each right under the ESPP that has not yet been exercised.
In the event of a change in control (as defined in the ESPP), each outstanding right to purchase shares of the Corporation’s common stock will be equitably adjusted and assumed or an equivalent right to purchase shares substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a change in control refuses to assume or substitute for the purchase right or the successor corporation is not a publicly traded corporation, the offering period then in progress will be shortened by setting a new purchase date, which will be before the date of the Corporation’s proposed change in control.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	91

ITEM 3: APPROVAL OF THE NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
PARTICIPATION
Only employees of the Corporation or a Designated Company are eligible to be granted options under the ESPP and, in no event may a participant be granted an option under the ESPP following his or her termination date. In addition, no employee may participate in an offering period if the employee owns 5% or more of the total combined voting power or value of our stock or the stock of any of our parents or subsidiaries. Prior to the applicable enrollment period for an offering period, the ESPP Administrator may elect to exclude from participation in such offering period, eligible employees who (i) have not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the ESPP Administrator in its discretion), (ii) customarily work not more than 20 hours per week (or such lesser period of time as may be determined by the ESPP Administrator in its discretion), (iii) customarily work not more than five months per calendar year (or such lesser period of time as may be determined by the ESPP Administrator in its discretion), (iv) are highly compensated employees under the Internal Revenue Code, or (v) are highly compensated employees under the Internal Revenue Code with compensation above a certain level or who are officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act.
As of March 3, 2026, approximately 24,000 employees of the Corporation and the Designated Companies would be eligible to participate in the ESPP, assuming that the ESPP Administrator had designated the subsidiaries and affiliates of the Corporation as Designated Companies.
PAYROLL DEDUCTIONS
A participant may elect to have payroll deductions made during an offering period in whole percentages from 1% to 10% of each component of such participant’s “eligible pay” (as defined in the ESPP). All payroll deductions made by a participant will be credited to his or her purchase account. A participant may not purchase in excess of 250 shares under the ESPP per offering period, or such maximum number of shares as may be established for an offering period by the ESPP Administrator.
PURCHASE PRICE OF SHARES
Unless otherwise determined by the ESPP Administrator prior to the commencement of an offering period, the purchase price per share will be equal to 90% of the fair market value of a share on the purchase date for such offering period. The ESPP Administrator may determine a different per share purchase price of an offering period provided that such per share purchase price is communicated to participants prior to the beginning of the offering period and provided that in no event will such per share purchase price be less than the lesser of (i) 85% of the fair market value of a share on the grant date or (ii) 85% of the fair market value of a share on the purchase date.
OFFERING AND PURCHASE PERIODS
Offering periods are three-month periods beginning each January 1st, April 1st, July 1st and October 1st or such other period designated by the ESPP Administrator. The ESPP Administrator has authority to establish additional or alternative sequential or overlapping offering periods, a different number of purchase periods within an offering period, a different duration for one or more offering periods or purchase periods or different commencement or ending dates for such offering periods with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected thereafter. In no event may an offering period have a duration exceeding 27 months.
ASSIGNABILITY OF OPTIONS
Neither payroll deductions credited to a participant’s purchase account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the participant.

92	NORTHERN TRUST CORPORATION

ITEM 3: APPROVAL OF THE NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
TERMINATION OF EMPLOYMENT
Upon a participant ceasing to be an eligible employee for any reason prior to the exercise date for an offering period, unless otherwise determined by the ESPP Administrator, contributions made by the participant prior to their ceasing to be an eligible employee will be applied in the purchase of shares on the next purchase date.
AMENDMENTS AND TERMINATION
The Board or the ESPP Administrator may amend the ESPP at any time, provided that, if stockholder approval is required pursuant to applicable law (including the rules of any stock exchange or quotation system on which the Corporation’s common stock is listed or quoted), then no such amendment will be effective unless approved by the Corporation’s stockholders within such time period as may be required under applicable law. The Board or the ESPP Administrator may suspend the ESPP or discontinue the ESPP at any time, including shortening an offering period in connection with a spin-off or other similar corporate event. Upon termination of the ESPP, all contributions will cease and all amounts then credited to a participant’s account will be equitably applied to the purchase of whole shares then available for sale, and any remaining amounts will be promptly refunded, without interest (unless otherwise required by applicable laws), to participants.
New Plan Benefits
The benefits that might be received by participating employees under the ESPP cannot be determined because the benefits depend upon the degree of participation by employees and the trading price of the Corporation’s common stock in future offering periods.
Federal Income Tax Consequences
The following discussion of U.S. federal income tax consequences of the ESPP is intended to be a summary of applicable federal law as currently in effect. It should not be taken by participants as tax advice. Participants are urged to consult their individual tax advisors. The following discussion does not address non-U.S., state or local taxes that might apply to the ESPP.
The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that income tax laws and regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.
423 COMPONENT OFFERINGS
Under the 423 component of the ESPP, no taxable income will be recognized by a participant, and no deductions will be allowable to the Corporation (or, if applicable, the affiliate employer), upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.
If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which the shares were acquired or within one year after the purchase date of those shares, whichever is later, then the participant will recognize ordinary income, in the year of sale or disposition, equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Corporation (or, if appliable, the affiliate employer) will be entitled to an income tax deduction (subject to applicable limits under the Code, including, if applicable, those imposed by Internal Revenue Code Section 162(m)), for the taxable year equal to the amount recognized as ordinary income by the participant. The amount of this ordinary income will be added to the participant’s basis in the shares and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

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ITEM 3: APPROVAL OF THE NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares (a “qualifying disposition”), then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (b) the applicable purchase price discount on the purchased shares, measured against the fair market value of the shares on the first day of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Corporation (or, if applicable, the affiliate employer) will not be entitled to an income tax deduction with respect to a qualifying disposition.
NON-423 COMPONENT OFFERINGS
If a purchase right is granted under the non-423 component of the ESPP, then to the extent a participant is subject to U.S. federal income tax, the participant will recognize ordinary income, in the year of purchase, in an amount equal to the excess of the fair market value of the shares on the purchase date over the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares, after such basis adjustment, will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date. The Corporation (or, if applicable, the affiliate employer) may be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant (subject to applicable limits under the Code, including, if applicable, those imposed by Internal Revenue Code Section 162(m)).
The foregoing is only a summary of the U.S. federal income taxation of participants and the Corporation as to the participation in the ESPP. This discussion is not intended to be exhaustive and does not provide tax guidance to participants in the ESPP, as the consequences may vary. The summary does not address the effects of other federal taxes (including employment taxes or excise taxes, or taxability under Internal Revenue Code Section 409A) or taxes imposed under state, local, or non-U.S. tax laws. The summary is not intended or written to be used, and cannot be used, for the purposes of avoiding tax penalties.

94	NORTHERN TRUST CORPORATION

Item 4	Ratification of Appointment of Independent Registered Public Accountants

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. The Audit Committee routinely reviews the performance and retention of our independent registered public accounting firm, including an evaluation of service quality, the nature and extent of non-audit services, and other factors required to be considered when assessing independence from the Corporation and its management. The Audit Committee also periodically considers whether there should be a rotation of our principal independent registered public accounting firm. For the year ending December 31, 2026, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2025. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.
Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the Board is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification because it believes it is a governance best practice to do so. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment, but in such event it may elect to retain KPMG LLP nonetheless. Further, even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

The Board unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

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AUDIT MATTERS
Annual Evaluation and Selection of Independent Auditor
The Audit Committee annually evaluates the performance of the Corporation’s independent auditors, including the senior audit engagement team, and determines whether to re-engage the current independent auditors or consider other audit firms. In deciding to re-engage KPMG as the Corporation’s independent auditors for 2026, the Audit Committee considered a number of factors, including:
•KPMG’s global capabilities;
•KPMG’s technical expertise and knowledge of the Corporation’s global operations and industry;
•The quality and candor of KPMG’s communications with the Audit Committee and management;
•KPMG’s independence;
•The quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity and professional skepticism;
•External data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on KPMG and its peer firms; and
•The appropriateness of KPMG’s fees, KPMG’s tenure as independent auditors (including the advantages and disadvantages of a relatively long tenure) and the controls and processes in place that help ensure KPMG’s continued independence.
Over the last several years, the Audit Committee has continued to evaluate and balance the benefits of auditor rotation and retention. The factors that the Audit Committee considered that favored the retention of KPMG as the Corporation’s independent auditors included:
•Enhanced audit quality—KPMG’s significant institutional knowledge and deep expertise of the Corporation’s global business, accounting policies and practices, and internal control over financial reporting enhance audit quality.
•Competitive fees—Because of KPMG’s familiarity with the Corporation and our industry, audit and other fees are competitive with peer companies.
•Avoid costs associated with a new auditor—Bringing on new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.
Fees of Independent Registered Public Accounting Firm

DESCRIPTION OF FEES	2025	2024
Audit Fees	$6,192,892	$5,521,900
Audit-Related Fees	4,738,308	4,045,077
Tax Fees	714,666	792,027
All Other Fees	5,408	4,500
Total	$11,651,274	$10,363,504
Audit Fees include fees for professional services rendered for the annual integrated audit of the Corporation’s consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting), audits of subsidiary financial statements, reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and comfort letters.
Audit-Related Fees include fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits, internal control reviews, service organization control reports and other attestation services.
Tax Fees include fees for tax return preparation, tax compliance and tax advice.
All Other Fees include fees for all services other than Audit Fees, Audit-Related Fees and Tax Fees, including various advisory and regulatory services.

96	NORTHERN TRUST CORPORATION

AUDIT MATTERS
Pre-Approval Policies and Procedures of the Audit Committee
The Audit Committee has in place a policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation. The purpose of the policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services, and non-audit services, including tax services. The policy provides that the Audit Committee, the Chair or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services: (i) that are permitted by SEC rules; and (ii) that, in the judgment of the Audit Committee, maintain the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service maintains the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to: (a) audit its own work; (b) perform management functions; or (c) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any prohibited services, as set forth in the policy.
All audit, audit-related, tax and other services provided by KPMG LLP in 2025 were pre-approved in accordance with the Audit Committee’s policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation.
Audit Committee Report
The Audit Committee is responsible for providing oversight of the Corporation’s financial reporting functions and internal control over financial reporting. The Audit Committee’s function is one of oversight, recognizing that: (i) management is responsible for the complete and accurate preparation of the Corporation’s consolidated financial statements, including internal control over financial reporting; and (ii) KPMG LLP, the Corporation’s independent registered public accounting firm, is responsible for performing an audit on such consolidated financial statements and expressing an opinion as to whether they are free of material misstatement and presented in accordance with U.S. generally accepted accounting principles. KPMG LLP is also responsible for expressing an opinion as to whether the Corporation maintained effective internal control over financial reporting.
Consistent with its oversight responsibilities, the Audit Committee has reviewed and discussed with management and KPMG LLP the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2025. The Audit Committee has also discussed with KPMG LLP the firm’s assessment of the Corporation’s internal controls and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 1301, “Communications with Audit Committees.” The Audit Committee has also received and discussed the written disclosures from KPMG LLP required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and has conducted a discussion with KPMG LLP regarding its independence. The Audit Committee also considered whether the provision of non-audit services by KPMG LLP to the Corporation for the fiscal year ended December 31, 2025 is compatible with maintaining KPMG LLP’s independence.
Based on the above-mentioned reviews and discussions, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Audit Committee
David H. B. Smith, Jr. (Chair)
Dean M. Harrison
Jay L. Henderson
Robert E. Moritz
Richard M. Petrino

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STOCK OWNERSHIP INFORMATION
Security Ownership by Directors and Executive Officers
The following table shows the beneficial ownership of the Corporation’s common stock as of December 31, 2025 for each director, each named executive officer and all directors and executive officers of the Corporation as a group.

NAME OF BENEFICIAL OWNER	SHARES(1)(2)	SHARES UNDER EXERCISABLE OPTIONS(3)	TOTAL BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF CLASS
Non-Employee Directors:
SUSAN CROWN	54,076	—	54,076	*
CHANDRA DHANDAPANI	3,467	—	3,467	*
DEAN M. HARRISON	32,013	—	32,013	*
JAY L. HENDERSON	16,416	—	16,416	*
MARCY S. KLEVORN	10,456	—	10,456	*
SIDDHARTH N. “BOBBY” MEHTA	9,490	—	9,490	*
ROBERT E. MORITZ	4,784	—	4,784	*
RICHARD M. PETRINO	428	—	428	*
MARTIN P. SLARK	24,046	—	24,046	*
DAVID H. B. SMITH, JR.(4)	89,674	—	89,674	*
DONALD THOMPSON	29,597	—	29,597	*
CHARLES A. TRIBBETT III	37,545	—	37,545	*
Named Executive Officers:
MICHAEL G. O’GRADY	396,473	75,138	471,611	*
DAVID W. FOX, JR.	49,196	—	49,196	*
JASON J. TYLER	59,585	8,472	68,057	*
PETER B. CHERECWICH	65,561	—	65,561	*
THOMAS A. SOUTH	52,637	—	52,637	—
All directors and executive officers as a group (24 persons)	1,124,209	104,516	1,228,725	*
(1)Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).
(2)Amount includes restricted stock units payable on a one-for-one basis in shares of the Corporation’s common stock that are scheduled to vest within sixty days of December 31, 2025 in the following amounts: Mr. O’Grady – 26,526 units; Mr. Fox – 5,610 units; Mr. Tyler – 8,656 units; Mr. Cherecwich – 9,905 units; Mr. South – 10,000 units; and all directors and officers as a group – 109,181 units.
(3)Amount includes options that were exercisable as of December 31, 2025 and options that become exercisable within sixty days thereafter.
(4)Amount includes 1,704 shares held in a trust over which Mr. Smith shares voting and investment power with one other individual. Amount excludes 1,002,660 shares held in certain trusts over which Mr. Smith directly or indirectly shares voting and investment power with three or more other individuals. Mr. Smith is the beneficiary of a trust holding 1,002,160 of such excluded shares.

98	NORTHERN TRUST CORPORATION

STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table includes information concerning stockholders who were known by the Corporation to be the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of December 31, 2025.

NAME AND ADDRESS	SHARES	PERCENT OF CLASS
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	23,376,334	12.6%
BlackRock, Inc.(2) 55 East 52nd Street New York, New York 10055	15,311,708	8.2%
FMR LLC(3) 245 Summer Street Boston, Massachusetts 02210	13,811,661	7.4%
State Street Corporation (4) State Street Financial Center One Lincoln Street Boston, MA 02111	9,493,634	5.1%
(1)As reported on a Schedule 13G/A filed on February 13, 2024, of the shares reported, The Vanguard Group, Inc. (“Vanguard”) did not have sole voting power with respect to any shares reported, and had shared voting power with respect to 258,618 shares, or 0.1% of the outstanding common stock. Vanguard had sole investment power with respect to 22,471,115 shares, or 12.1% of the outstanding common stock, and shared investment power with respect to 905,219 shares, or 0.5% of the outstanding common stock.
(2)As reported on a Schedule 13G/A filed on January 26, 2024, of the shares reported, BlackRock, Inc. (“BlackRock”) had sole voting power with respect to 13,824,274 shares, or 7.4% of the outstanding common stock, and it did not have shared voting power with respect to any shares reported. BlackRock had sole investment power with respect to all shares reported.
(3)As reported on a Schedule 13G/A filed by FMR LLC and Abigail P. Johnson on February 5, 2026, FMR LLC had sole voting power with respect to 9,325,231 shares, or 5.0% of the outstanding common stock. None of the entities had shared voting or investment power with respect to any shares reported. FMR LLC and Abigail P. Johnson had sole investment power with respect to all shares reported. Based on the Schedule 13G, the securities as to which the Schedule 13G was filed are owned of record by one or more other persons/entities identified therein.
(4)As reported on a Schedule 13G filed on November 10, 2025, of the shares reported, State Street Corporation (“State Street”) did not have sole voting power with respect to any shares reported, and had shared voting power with respect to 1,763,576 shares, or 0.9% of the outstanding common stock. State Street did not have sole investment power with respect to any shares reported, and shared investment power with respect to 9,493,634 shares, or 5.1% of the outstanding common stock.
Delinquent Section 16(a) Reporting
Section 16(a) of the Exchange Act requires the Corporation’s directors, executive officers and beneficial owners of more than 10% of the Corporation’s stock to file with the SEC initial reports of ownership and reports of changes in ownership of any equity securities of the Corporation. Based solely on the Corporation’s review of the reports that have been filed by or on behalf of such reporting persons in this regard and written representations from such reporting persons that no other reports were required, the Corporation believes that all reports required by Section 16(a) of the Exchange Act were made on a timely basis during or with respect to 2025, except (i) one Form 4 filed for Linda Walker Bynoe that related to one transaction on April 1, 2025; (ii) one Form 4 filed for Kelley Conway that related to two transactions on February 18, 2025; (iii) three Form 4s filed for Chandra Dhandapani that related to one transaction on each of January 1, 2025, March 31, 2025, and April 1, 2025; (iv) two Form 4s filed for Dean M. Harrison that related to one transaction on each of March 31, 2025 and April 1, 2025; (v) one Form 3 filed for Michael Hunstad that related to one transaction on September 3, 2025; (vi) one Form 4 filed for Marcy S. Klevorn that related to one transaction on April 1, 2025; (vii) one Form 4 filed for Siddharth N. “Bobby” Mehta that related to one transaction on April 1, 2025; (viii) one Form 4 filed for Robert E. Moritz that related to one transaction on August 13, 2025; (ix) one Form 4 filed for Martin P. Slark that related to one transaction on April 1, 2025; (x) two Form 4s filed for Donald Thompson that related to one transaction on each of March 31, 2025 and April 1, 2025; and (xi) one Form 4 filed for Charles A. Tribbett III that related to one transaction on April 1, 2025, all reported late due to administrative error, with the exception of Mr. Hunstad’s Form 3, which was due to SEC administrative delay.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING
When and where is the Annual Meeting?
The Annual Meeting will be held on April 21, 2026 at 10:30 a.m., Central Time.
We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet at www.virtualshareholdermeeting.com/NTRS2026. Access to the virtual meeting platform will begin at 10:15 a.m., Central Time, and we encourage you to access the virtual meeting platform prior to the start time. For those unable to attend the virtual Annual Meeting, a recorded version will be made available on our website.
Who can attend the Annual Meeting?
Stockholders at the close of business on the record date, February 23, 2026, or their duly appointed proxies, may participate, vote and submit questions at our Annual Meeting. To do so, you must enter the control number found on your Notice Regarding the Availability of Proxy Materials (the “Notice”), proxy card or voting instruction form at www.virtualshareholdermeeting.com/NTRS2026. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.
Stockholders will have substantially the same opportunities to participate in our virtual Annual Meeting as they would have in an in-person meeting. Questions that comply with the Annual Meeting’s rules of conduct and that are pertinent to the purpose of the Annual Meeting will be answered during the meeting, subject to time constraints. We may address substantially similar questions, or questions that relate to the same topic, in a single response. If you have a question of personal interest that is not of general concern to all stockholders, or if a question posed at the Annual Meeting was not otherwise answered, we encourage you to contact us separately after the Annual Meeting by visiting www.northerntrust.com/contact-us-corporate-overview.
What if I am having technical difficulties or want additional information?
If you are experiencing technical difficulties accessing the virtual Annual Meeting, you may call the technical support numbers posted on the log-in page of the virtual meeting platform. For additional stockholder support or if you have any other questions, please contact us by visiting www.northerntrust.com/contact-us-corporate-overview.
Who can vote at the Annual Meeting?
Record holders of the Corporation’s common stock at the close of business on February 23, 2026 may vote at the Annual Meeting. On such date, the Corporation had 185,320,921 shares of common stock outstanding.
You are entitled to one vote for each share of common stock that you owned of record at the close of business February 23, 2026. The proxy card or Notice, as applicable, indicates the number of shares you are entitled to vote at the Annual Meeting.
How do I vote?
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly.
If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:
•using the Internet site listed on the Notice or the proxy card;
•calling the toll-free telephone number listed on the proxy card; or
•completing, signing, dating and returning your proxy card.

100	NORTHERN TRUST CORPORATION

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The Internet and telephone voting procedures set forth on the Notice and the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions and to confirm that their instructions have been properly recorded. If you vote by Internet or telephone, you should not return your proxy card.
What if I am a “beneficial owner”?
If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank or other nominee), you will receive from the record holder, in the form of a Notice or otherwise, voting instructions (including instructions, if any, on how to vote by Internet or telephone) that you must follow in order to have your shares voted at the Annual Meeting. Under the rules of various national and regional securities exchanges, brokers, banks and other nominees that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on nonroutine matters unless they have received such voting instructions. While the ratification of the appointment of the Corporation’s independent registered public accounting firm is considered to be a routine matter, each of the other matters to be presented to the stockholders at the Annual Meeting described in this Proxy Statement is considered to be a nonroutine matter. Therefore, if you fail to provide your specific voting instructions, your broker may only vote your shares on the ratification of the appointment of the Corporation’s independent registered public accounting firm. Consequently, it is important that you communicate your voting instructions by using any of the following methods so your vote can be counted:
•using the Internet site listed on the voting instruction form;
•calling the toll-free telephone number listed on the voting instruction form; or
•completing, signing, dating and returning your voting instruction form.
What if I own my shares through TIP?
If you own shares of common stock as a participant in TIP your proxy card will cover the shares credited to your plan account. The completed proxy card (or vote by Internet or telephone) will serve as your voting instructions to the TIP trustee. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 16, 2026.
What if I return my proxy card without specifying my voting choices?
Whether you vote by Internet, telephone or mail, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want your shares to be voted, the proxy holders will vote your shares in accordance with the following recommendations of the Board:
Item 1 — FOR the election of each nominee for director;
Item 2 — FOR the approval, by an advisory vote, of the 2025 compensation of the Corporation’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC;
Item 3 - FOR the approval of the Northern Trust Corporation 2026 Employee Stock Purchase Plan; and
Item 4 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the Annual Meeting.
May I change my vote or revoke my proxy?
You may change or revoke your proxy at any time before it is voted at the Annual Meeting by:
•sending a written notice of revocation to the Corporation’s Corporate Secretary;
•submitting another signed proxy card with a later date;

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING
•voting by Internet or telephone at a later date; or
•attending the Annual Meeting and completing and submitting a ballot online during the meeting at www.virtualshareholdermeeting.com/NTRS2026.
If you hold your shares through a broker, bank or other nominee and wish to revoke your proxy, you will need to contact that party to revoke your proxy.
What constitutes a quorum?
A quorum of stockholders is necessary to hold the Annual Meeting. A majority of the outstanding shares entitled to vote at the Annual Meeting is required to be present in order to establish a quorum. Abstentions and broker nonvotes, if any, will be counted as present for purposes of establishing a quorum. A “broker nonvote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. As noted above, brokers, banks and other nominees generally cannot vote your shares on any of the matters to be presented to stockholders at the Annual Meeting described in this Proxy Statement, other than the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026, without your specific instructions. Please return your proxy card or voting instruction form, as applicable, or vote by Internet or telephone so your vote can be counted. An inspector of election appointed for the Annual Meeting will tabulate all votes cast at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies. Virtual attendance at our Annual Meeting constitutes presence for purposes of establishing a quorum at the meeting.
What is the required vote to approve each of the proposals?
The following table indicates the vote required for approval of each item to be presented to the stockholders at the Annual Meeting and the effect of abstentions and broker nonvotes.

ITEM	REQUIRED VOTE	EFFECT OF ABSTENTIONS AND BROKER NONVOTES
ITEM 1 — Election of directors	Affirmative vote of a majority of the votes cast with respect to each nominee. See below for further detail.	•Abstentions with respect to a nominee will have no effect on the election of such nominee. •Broker nonvotes will have no effect on the voting for this item.
ITEM 2 — Advisory vote on executive compensation	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	•Abstentions will have the effect of a vote AGAINST this item. •Broker nonvotes will have no effect on the voting for this item.
ITEM 3 — Approval of the Northern Trust Corporation 2026 Employee Stock Purchase Plan	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	•Abstentions will have the effect of a vote AGAINST this item. •Broker nonvotes will have no effect on the voting for this item.
ITEM 4 — Ratification of the independent registered public accounting firm	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	•Abstentions will have the effect of a vote AGAINST this item. •Brokers may vote uninstructed shares on this item.

102	NORTHERN TRUST CORPORATION

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Pursuant to the Corporation’s By-laws, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the Board) must receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of stockholders to be elected. In contested elections, the affirmative vote of a plurality of the votes cast will be required to elect a director. The Corporation’s Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election in an uncontested election at a meeting of stockholders to submit his or her resignation following certification of the stockholder vote. Such resignation will first be considered by the members of the Corporate Governance Committee (other than the tendering director, if applicable), who will recommend to the Board whether to accept or reject the resignation after considering all factors deemed relevant by the Corporate Governance Committee, including, without limitation, any stated reasons as to why stockholders did not support the director whose resignation has been tendered, the length of service and qualifications of such director, the director’s contributions to the Corporation and the Corporation’s Corporate Governance Guidelines. The Board (other than the tendering director) will then act to accept or reject the Committee’s recommendation no later than ninety days following the date of the stockholders’ meeting after considering the factors considered by the Corporate Governance Committee and such additional information and factors as the Board believes to be relevant.
How is the Corporation distributing the proxy materials?
Pursuant to rules adopted by the SEC, for some of our stockholders we are providing access to our proxy materials via the Internet. The rules permit us to send the Notice to stockholders of record and beneficial owners. All stockholders have the ability to access the proxy materials on the website referred to in the Notice, www.proxyvote.com, or to request a printed set of proxy materials on this site or by calling toll-free 1-800-579-1639. Complete instructions for accessing the proxy materials on the Internet or requesting a printed copy may be found in the Notice. In addition, stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail on the website above or when voting electronically. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
What is “householding”?
We are delivering only one Annual Report on Form 10-K and Proxy Statement (or, as applicable, the Notice) to stockholders of record who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive separate copies of proxy materials, please contact Broadridge at 1-866-540-7095 or Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders who wish to receive a separate set of proxy materials now should contact Broadridge at the same telephone number or mailing address and the materials will be delivered to you promptly upon your request.
If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and, in either case, you wish to receive only a single copy of such materials in the future, please contact Broadridge at the telephone number or mailing address above with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.
Who is paying the costs of this proxy solicitation?
The Corporation will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, the Corporation’s officers and other employees may, without being additionally compensated, solicit proxies personally and by mail, telephone or electronic communication. The Corporation will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. In addition, the Corporation has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of approximately $13,500, plus reasonable out-of-pocket expenses.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Stockholder Proposals for 2027 Annual Meeting
Any stockholder proposals for the Corporation’s 2027 Annual Meeting of Stockholders (other than proxy access nominations) must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 10, 2026, in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. Director nominations for inclusion in the Corporation’s proxy statement and form of proxy for the 2027 Annual Meeting of Stockholders pursuant to the proxy access provision in the Corporation’s By-laws must be received by the Corporation’s Corporate Secretary no earlier than October 11, 2026, and no later than November 10, 2026. All proposals and director nominations submitted by stockholders must comply in all respects with the rules and regulations of the SEC and the Corporation’s By-laws.
Under the Corporation’s By-laws, other proposals that are not eligible for inclusion in the proxy statement will be considered timely and may be eligible for presentation at the 2026 Annual Meeting of Stockholders if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, no earlier than November 22, 2026, and no later than December 22, 2026. If the 2027 Annual Meeting of Stockholders is called for a date that is not within thirty days before or after the anniversary date of this Annual Meeting, notice by the stockholder in order to be timely must be received within ten days after notice of the 2027 Annual Meeting is mailed or public disclosure of the date of the Annual Meeting is made, whichever occurs first. The notice must contain the information required by the Corporation’s By-laws.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 20, 2027.
Important Dates for 2027 Annual Meeting

STOCKHOLDER SUBMISSION	WINDOW FOR SUBMISSION
Proposals for inclusion in the proxy statement	On or before November 11, 2026
Other proposals (not included in the proxy statement)	Between November 22, 2026 and December 22, 2026
Director nomination under proxy access provisions	Between October 12, 2026 and November 11, 2026
Notification of intent to solicit proxies in support of director nominees other than the Corporation’s nominees	On or before February 20, 2027

104	NORTHERN TRUST CORPORATION

APPENDIX A:
NON-GAAP RECONCILIATIONS
The following tables present a reconciliation of Total Revenue, Noninterest Expense, Net Income Applicable to Common Stock, Return on Average Common Equity, Diluted Earnings per Share, and Pre-tax Profit Margin prepared in accordance with generally accepted accounting principles to such measures excluding certain notable items, which are non-generally accepted accounting financial measures. These measures are consistent with how management performance is evaluated by the Human Capital and Compensation Committee. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

RECONCILIATION OF TOTAL REVENUE
($ MILLIONS)	2025	2024
Revenue - GAAP	$8,086.4	$8,290.4
Add adjustments for:
Net gain related to participation of Visa, Inc. Exchange Offer		(879.9)
Net available for sale security losses recognized from sale or intent to sell		189.4
Gain on sale of equity investment		(65.1)
Mark-to-market activity related to Visa swap agreements	19.2
Investment impairment		7.6
Fully Taxable Equivalent (“FTE”) Adjustment	28.5	31.8
Adjusted Revenue - non-GAAP	$8,134.1	$7,574.2

RECONCILIATION OF NONINTEREST EXPENSE
			% CHANGE
($ MILLIONS)	2025	2024	2025 VS 2024
Noninterest Expense - GAAP	$5,754.4	$5,633.9	2%
Add adjustments for:
Severance-related charges	(58.4)	(86.6)
Charitable contribution		(70.0)
FDIC special assessment	9.5	(14.7)
Legal settlement		(10.6)
Adjusted Noninterest Expense - non-GAAP	$5,705.5	$5,452.0	5%

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APPENDIX A: NON-GAAP RECONCILIATIONS

RECONCILIATION OF NET INCOME AND RETURN ON AVERAGE COMMON EQUITY
($ MILLIONS)	2025	2024
Net Income Applicable to Common Stock - GAAP	$1,695.1	$1,989.3
Add adjustments for:
Net gain related to participation of Visa, Inc. Exchange Offer		(879.9)
Net available for sale security losses recognized from sale or intent to sell		189.4
Gain on sale of equity investment		(65.1)
Mark-to-market activity related to Visa swap agreements	19.2
Investment impairment		7.6
Severance-related charges	58.4	86.6
Charitable contribution		70.0
FDIC special assessment	(9.5)	14.7
Legal settlement		10.6
Subtract adjustments for tax impact related to:
Net gain related to participation of Visa, Inc. Exchange Offer		223.2
Net available for sale security losses recognized from sale or intent to sell		(48.0)
Gain on sale of equity investment		15.9
Mark-to-market activity related to Visa swap agreements	(4.7)
Investment impairment		(1.9)
Severance-related charges	(14.0)	(21.1)
Charitable contribution		(17.2)
FDIC special assessment	2.3	(3.7)
Legal settlement		(2.7)
Adjusted Net Income Applicable to Common Stock - non-GAAP	$1,746.9	$1,567.7

Average Common Equity - GAAP	$11,791.1	$11,414.9
Return on Average Common Equity - GAAP	14.4%	17.4%
Adjusted Return on Average Common Equity - non-GAAP	14.8%	13.7%

RECONCILIATION OF DILUTED EARNINGS PER COMMON SHARE
	2025	2024
Diluted Earnings per Common Share - GAAP	$8.74	$9.77
Add adjustments for:
Net gain related to participation of Visa, Inc. Exchange Offer	—	(3.23)
Net available for sale security losses recognized from sale or intent to sell	—	0.69
Gain on sale of equity investment	—	(0.24)
Mark-to-market activity related to Visa swap agreements	0.07	—
Investment impairment	—	0.03
Severance-related charges	0.23	0.32
Charitable contribution	—	0.26
FDIC special assessment	(0.04)	0.05
Legal settlement	—	0.04
Adjusted Diluted Earnings per Common Share - non-GAAP	$9.00	$7.70

106	NORTHERN TRUST CORPORATION

APPENDIX A: NON-GAAP RECONCILIATIONS

RECONCILIATION OF PROFIT MARGIN (PRE-TAX)
($ MILLIONS)	2025	2024
Income before taxes - GAAP	$2,339.5	$2,659.5
Impact of adjusted items	96.6	(534.3)
Adjusted income before taxes - non-GAAP	$2,436.1	$2,125.2

Total revenue - GAAP	$8,086.4	$8,290.4
Impact of adjusted items	47.7	(716.2)
Adjusted total revenue - non-GAAP	$8,134.1	$7,574.2

Profit Margin (pre-tax)*	28.9%	32.1%
Adjusted Profit Margin (pre-tax)- non-GAAP*	29.9%	28.1%
*    Calculated by dividing income before taxes by total revenue

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APPENDIX B:

NORTHERN TRUST CORPORATION
2026 EMPLOYEE STOCK PURCHASE PLAN
As Approved By Stockholders on [__]
1.     Purpose of the Plan. The purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation and its Designated Companies to purchase Common Stock at a discount through voluntary Contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Corporation’s stockholders. The Corporation intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”); provided, however, that the Committee may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Committee for such purpose (each, a “Non-423 Offering”).
2.     Definitions.
(a)     “Affiliate” means any person or entity that directly or indirectly controls or is controlled by the Corporation. The term “control” (including, with correlative meaning, the terms “controlled by”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. The Committee will have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
(b)     “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. jurisdiction where rights are, or will be, granted under the Plan.
(c)     “Board” means the Board of Directors of the Corporation.
(d)     “Change in Control” means the occurrence of any of the following events:
(i)     The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Corporation representing more than 30 percent of the voting power of the then outstanding equity securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”), provided, however, that for purposes of this subsection (i) the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Corporation, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, and (C) an acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (iii); or
(ii)     A change in the composition of the Board as of the Effective Date (the “Incumbent Board”) that causes less than a majority of the directors of the Corporation then in office to be members of the Incumbent Board, provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
(iii)     Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the purchase of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50 percent of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Corporation or all of substantially all of the Corporation’s assets directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, (B) no person (excluding any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination) will beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Corporation existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination will have been members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or
(iv)     Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.
Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Outstanding Corporation Voting Securities immediately before such transaction.
(e)     “Code” means the United States Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or United States Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(f)     “Committee” means the Human Capital and Compensation Committee of the Board or any subcommittee referred to in Section 4(e).
(g)     “Common Stock” means the Common Stock, par value $1.66 2/3, of the Corporation, as the same may be converted, changed, reclassified or exchanged.
(h)     “Contributions” means the amount of Eligible Pay contributed by a Participant through payroll deductions or other payments that the Committee may permit a Participant to make to fund the exercise of rights to purchase Shares granted pursuant to the Plan. Without limitation, Contributions may include direct payments or payroll deductions from a Participant as may be accepted by the Corporation to adjust for the Corporation’s delay or mistake in processing an enrollment form or in otherwise affecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code.
(i)     “Corporation” means Northern Trust Corporation, a Delaware corporation, or any successor to all or substantially all of the Corporation’s business that adopts the Plan.
(j)     “Designated Company” means any Parent, Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate any Parent, Subsidiary or Affiliate as a Designated Company in a Non-423 Offering. For purposes of a Section 423 Offering, only the Corporation and any Parent or Subsidiary may be Designated Companies; provided, however, that at any given time, a Parent or Subsidiary that is a Designated Company under a Section 423 Offering will not be a Designated Company under a Non-423 Offering.
(k)     “Effective Date” means the date the Plan, as adopted by the Board, is approved by the stockholders of the Corporation, as provided in Section 18 hereof.

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
(l)     “Eligible Employee” means any individual in an employee-employer relationship with the Corporation or a Designated Company for income tax and employment tax withholding and reporting purposes. For purposes of clarity, and unless otherwise required by Section 423 of the Code, the term “Eligible Employee” will not include the following, regardless of any subsequent reclassification as an employee by the Corporation or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Corporation or a Designated Company who has entered into an independent contractor or consultant agreement with the Corporation or a Designated Company; (iv) any individual performing services for the Corporation or a Designated Company under a purchase order, a supplier agreement or any other agreement that the Corporation or a Designated Company enters into for services; (v) any individual classified by the Corporation or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Corporation or a Designated Company; and (vii) any leased employee. The Committee will have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.
(m)     “Eligible Pay” means the total amount paid by the Corporation or any Parent, Subsidiary or Affiliate to the Eligible Employee (other than amounts paid after termination of employment that are not included on the Eligible Employee’s final paycheck, even if such amounts are paid for pre-termination date services) as (1) base salary or wages (including 13th/14th month payments, holiday pay, or similar concepts under local law); and/or (2) cash incentives paid pursuant to the Northern Partners Incentive Plan (inclusive of any subplans) (“NPIP”); but excluding any other form of compensation, including, without limitation, non-NPIP cash bonuses, commissions, overtime pay, stipends, lump sum payments in lieu of foregone merit increases, “bonus buyouts” as the result of job changes, pension, retainers, severance pay, disability pay, special stay-on bonus, income derived from stock options, stock appreciation rights, restricted stock units and dispositions of stock acquired thereunder, any other allowances, and any other special remuneration or variable pay. For Eligible Employees in the United States, Eligible Pay will include elective amounts that are not includible in gross income of the Eligible Employee by reason of Sections 125, 132(f), 402(e)(3), 402(h) or 403(b) of the Code. The Committee, in its discretion, may establish a different definition of Eligible Pay for a subsequent Offering Period, which for Section 423 Offerings shall apply on a uniform and nondiscriminatory basis. Further, the Committee will have discretion to determine the application of this definition to Eligible Employees outside the United States.
(n)     “Enrollment Period” means the period during which an Eligible Employee may elect to participate in the Plan, with such period occurring before the first day of each Offering Period, as prescribed by the Committee.
(o)     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.
(p)     “Fair Market Value” means, as of any given date, (i) the closing sales price for the Common Stock on the applicable date as quoted on the NASDAQ or, if no sale occurred on such date, the closing price reported for the first Trading Day immediately prior to such date during which a sale occurred; or (ii) if the Common Stock is not traded on an exchange but is regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (iii) in the absence of an established market for the Common Stock of the type described in (i) or (ii) of this Section 1(p), the fair market value established by the Committee acting in good faith.
(q)     “Fractional Share Interest” means an interest in a Share allocated to a Participant upon the purchase of Shares and facilitated by the Corporation’s brokerage firm, providing for such rights with respect to a Share as shall be specified by the Committee. In the interest of clarity, no fractional Shares shall be issued by the Corporation under the Plan.
(r)    “Offering” means a Section 423 Offering or a Non-423 Offering of a right to purchase Shares under the Plan during an Offering Period as further described in Section 6. Unless otherwise determined by the Committee, each Offering under the Plan in which Eligible Employees of a Designated Company may participate will be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. With respect to Section 423 Offerings, the terms of separate Offerings need not be identical provided that all Eligible Employees granted purchase rights in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423; a Non-423 Offering need not satisfy such requirements.

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
(s)     “Offering Period” means the periods established in accordance with Section 6 during which rights to purchase Shares may be granted pursuant to the Plan and Shares may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 17.
(t)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(u)    “Participant” means an Eligible Employee who elects to participate in the Plan.
(v)     “Plan” means the Northern Trust Corporation 2026 Employee Stock Purchase Plan, as may be amended from time to time.
(w)     “Purchase Date” means the last Trading Day of each Purchase Period (or such other Trading Day as the Committee may determine).
(x)     “Purchase Period” means a period of time within an Offering Period, as may be specified by the Committee in accordance with Section 6, generally beginning on the first Trading Day of each Offering Period and ending on a Purchase Date. An Offering Period may consist of one or more Purchase Periods.
(y)     “Purchase Price” means the purchase price at which Shares may be acquired on a Purchase Date and which will be set by the Committee; provided, however, that the Purchase Price for a Section 423 Offering will not be less than eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Shares on the first Trading Day of the Offering Period or (ii) the Fair Market Value of the Shares on the Purchase Date. Unless otherwise determined by the Committee prior to the commencement of an Offering Period, the Purchase Price will be ninety percent (90%) of the Fair Market Value of the Shares on the Purchase Date.
(z)     “Shares” means the shares of Common Stock.
(aa)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(bb)     “Tax-Related Items” means any income tax, social insurance, payroll tax, payment on account or other tax-related items arising in relation to the Participant’s participation in the Plan.
(cc)     “Trading Day” means a day on which the principal exchange that Shares are listed on is open for trading or, if the Shares are not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.
3.     Number of Reserved Shares. Subject to adjustment pursuant to Section 16 hereof, 3,500,000 Shares may be sold pursuant to the Plan. Such Shares may be authorized but unissued Shares, treasury Shares or Shares purchased in the open market. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 3 may be used to satisfy purchases of Shares under Section 423 Offerings and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under Non-423 Offerings.
4.     Administration of the Plan.
(a)     Committee as Administrator. The Plan will be administered by the Committee. Notwithstanding anything in the Plan to the contrary, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Subject to Applicable Law, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Corporation’s officers or employees, the Corporation’s accountants, the Corporation’s counsel and any other party that the Committee deems necessary.

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
(b)     Powers of the Committee. The Committee will have full power and authority to: administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees will participate in a Section 423 Offering or a Non-423 Offering and which Subsidiaries and Affiliates of the Corporation (or Parent, if applicable) will be Designated Companies participating in either a Section 423 Offering or a Non-423 Offering, (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 16 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan including, without limitation, the adoption of such rules, procedures, agreements, appendices, or sub-plans (collectively, “Sub-Plans”) as are necessary or appropriate to facilitate participation in the Plan by employees who are foreign nationals or employed outside the United States and/or to take advantage of tax-qualified treatment for the Plan that may be available in certain jurisdictions, as further set forth in Section 4(c) below.
(c)     Non-U.S. Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such Sub-Plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the United States, the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 3 hereof, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan will govern the operation of such Sub-Plan. To the extent inconsistent with the requirements of Section 423, any such Sub-Plan will be considered part of a Non-423 Offering, and purchase rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify or supplement the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Eligible Pay, (iii) the dates and duration of Offering Periods or other periods during which Participants may make Contributions towards the purchase of Shares, (iv) the method of determining the Purchase Price and the discount from Fair Market Value at which Shares may be purchased, (v) any minimum or maximum amount of Contributions a Participant may make in an Offering Period or other specified period under the applicable Sub-Plan, (vi) the treatment of purchase rights upon a Change in Control or a change in capitalization of the Corporation, (vii) the handling of payroll deductions or alternative methods of payment in the event payroll deductions are not administratively feasible or are otherwise impermissible, (viii) establishment of bank, building society or trust accounts to hold Contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures, (xiv) refunding any payroll deductions in lieu of applying to the purchase of Shares on the next Purchase Date after an Eligible Employee’s withdrawal or termination from the Plan) and (xv) handling of Share issuances. The Corporation shall maintain a record of any such Sub-Plans and the related jurisdictional differences.
(d)     Binding Authority. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form or other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons.
(e)     Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, one or more officers of the Corporation or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee will be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 4(e).

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
5.     Eligible Employees.
(a)     General. Any individual who is an Eligible Employee as of the commencement of an Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 7.
(b)     Non-U.S. Employees. An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.
(c)     Code Section 423 Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee will be granted a right to purchase Shares (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Corporation and/or hold outstanding options to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of any Parent or Subsidiary of the Corporation, or (ii) under a Section 423 Offering, to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Corporation and any Parent and Subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding. Notwithstanding the above, for calendar year 2026, the above referenced Twenty-Five Thousand Dollar (US$25,000) limit shall be Twelve Thousand Five Hundred Dollars (US$12,500).
(d)     Other Limitations on Eligibility. The Committee, in its discretion, from time to time may, prior to an Enrollment Period for all purchase rights to be granted in an Offering, determine (on a uniform and nondiscriminatory basis for Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Designated Company whose employees are participating in that Offering.
6.     Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day of the relevant Offering Period and terminating on the last Trading Day of the relevant Offering Period. Unless and until the Committee determines otherwise in its discretion, each Offering Period will consist of one (1) approximately three (3)-month Purchase Period, which will run simultaneously with the Offering Period. Unless otherwise provided by the Committee, Offering Periods will run from:
(a)     July 1 (or the first Trading Day thereafter) through September 30 (or the first Trading Day prior to such date),
(b)     October 1 (or the first Trading Day thereafter) through December 31 (or the first Trading Day prior to such date),
(c)     January 1 (or the first Trading Day thereafter) through March 31 (or the first Trading Day prior to such date) and
(d)     April 1 (or the first Trading Day thereafter) through June 30 (or the first Trading Day prior to such date).

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
The Committee has authority to establish additional or alternative sequential or overlapping Offering Periods, a different number of Purchase Periods within an Offering Period, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. To the extent that the Committee establishes additional or overlapping Offering Periods, the Committee will have discretion to structure an Offering Period so that if the Fair Market Value of a share of Common Stock on the first Trading Day of the Offering Period in which a Participant is currently enrolled is higher than the Fair Market Value of a share of Common Stock on the first Trading Day of any subsequent Offering Period, the Corporation will automatically enroll such Participant in the subsequent Offering Period and will terminate his or her participation in such original Offering Period.
7.     Participation.
(a)     Enrollment and Payroll Deductions. An Eligible Employee may elect to participate in an Offering Period under the Plan during any Enrollment Period. Any such election will be made by completing the online enrollment process through the Corporation’s designated Plan broker or by completing and submitting an enrollment form to the Committee or its designee during such Enrollment Period, authorizing Contributions in whole percentages from one percent (1%) to ten percent (10%) of each component of the Eligible Employee’s Eligible Pay for the Purchase Period within the Offering Period to which the deduction applies. Eligible Employee’s shall make separate deduction elections applicable to the portion of their Eligible Pay under Section 2(m)(1) and Section 2(m)(2).
(b)     Election Changes. A Participant may elect to increase or decrease the rate of such Contributions during any subsequent Enrollment Period by submitting the appropriate form online through the Corporation’s designated Plan broker or to the Committee or its designee, provided that no change in Contributions will be permitted to the extent that such change would result in total Contributions exceeding ten percent (10%) of any component of the Eligible Employee’s Eligible Pay, or such other minimum or maximum amount as may be determined by the Committee. During a Purchase Period, a Participant may not change his or her rate of Contributions, with the exception that the Participant may reduce his or her rate of Contributions to zero percent (0%), to become effective as soon as possible after completing an amended enrollment form (either through the Corporation’s online Plan enrollment process or by submitting the appropriate form to the Committee or its designee). If a Participant reduces his or her rate of Contributions to zero percent (0%) during an Offering Period, the Contributions made by the Participant prior to such reduction will be applied to the purchase of Shares on the next Purchase Date, but if the Participant does not increase such rate of Contributions above zero percent (0%) at least two weeks prior to the commencement of the next subsequent Offering Period (or by such other deadline as determined by the Committee), such action will be treated as the Participant’s withdrawal from the Plan in accordance with Section 14 hereof.
(c)     Participation in Subsequent Offering Periods. Once an Eligible Employee elects to participate in an Offering Period, then such Participant will automatically participate in the Offering Period commencing immediately following the last day of such prior Offering Period at the same Contribution level as was in effect in the prior Offering Period unless the Participant elects to increase or decrease the rate of Contributions or withdraws or is deemed to withdraw from this Plan as described above in this Section 7. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 7 is not required to file any additional documentation in order to continue participation in the Plan.
(d)     Committee Authority. The Committee has the authority to change the foregoing rules set forth in this Section 7 regarding participation in the Plan.
8.     Contributions. The Corporation will establish an account in the form of a bookkeeping entry for each Participant for the purpose of tracking Contributions made by each Participant during the Offering Period, and will credit all Contributions made by each Participant to such account. The Corporation will not be obligated to segregate the Contributions from the general funds of the Corporation or any Designated Company nor will any interest be paid on such Contributions, unless otherwise determined by the Committee or required by Applicable Law. All Contributions received by the Corporation for Shares sold by the Corporation on any Purchase Date pursuant to this Plan may be used for any corporate purpose.

114	NORTHERN TRUST CORPORATION

APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
9.     Number of Shares That an Employee May Purchase. Subject to the limitations set forth in Section 5(c), each Participant will have the right to purchase as many Shares, including Fractional Share Interests, as may be purchased with the Contributions credited to his or her account as of the last day of the Offering Period (or such other date as the Committee may determine) at the Purchase Price applicable to such Offering Period; provided, however, that a Participant may not purchase in excess of 250 Shares under the Plan per Offering Period or such other maximum number of Shares as may be established for an Offering Period by the Committee (in each case subject to adjustment pursuant to Section 16 hereof). Notwithstanding the foregoing, the Committee may determine that Fractional Share Interest may not be purchased under the Plan, in which case any amount remaining in a Participant’s account that was not applied to the purchase of Shares on a Purchase Date because it was not sufficient to purchase a whole Share will be carried forward for the purchase of Shares on the next following Purchase Date. However, any amounts not applied to the purchase of Shares during an Offering Period for any reason other than as described in the foregoing sentence shall be promptly refunded following such Purchase Date and will not be carried forward to any subsequent Offering Period.
10.     Taxes. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan, the Participant will make adequate provision for any Tax-Related Items. In their sole discretion, and except as otherwise determined by the Committee, the Corporation or the Designated Company that employs the Participant may satisfy their obligations to withhold Tax-Related Items by withholding from the Participant’s wages or other compensation. In addition, the Corporation may (a) withhold a sufficient number of Shares (or Fractional Share Interest, if permitted by the Committee) otherwise issuable following purchase having an aggregate Fair Market Value sufficient to pay the Tax-Related Items required to be withheld with respect to the Shares or (b) withhold from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Corporation. The Corporation or the Designated Company that employs the Participant may satisfy their obligations to withhold Tax-Related Items by any other method deemed acceptable by the Committee and permitted under Applicable Law.
11.     Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each Participant will be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each Participant to be established by the Corporation or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by a Participant pursuant to the Plan will be held in the Participant’s brokerage or Plan share account. The Corporation may require that Shares be retained in such brokerage or Plan share account for a designated period of time, and/or may establish procedures to permit tracking of dispositions of Shares. Unless otherwise determined by the Committee, shares purchased by a Participant must be held in the Participant’s brokerage or Plan share account for six (6) months from the Purchase Date.
12.     Rights as a Stockholder. A Participant will have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Committee or, as applicable, the Corporation, its transfer agent, stock plan Committee or such other outside entity which is not a brokerage firm except as otherwise provided immediately below. Unless otherwise provided by the Committee, Participant shall not be, nor shall have any rights or privileges of a stockholder of the Corporation, including the right to vote, in respect of any Fractional Share Interests issued to Participant until the Fractional Share Interests credited to Participant aggregate to a whole Share.
13.     Rights Not Transferable.
(a)     Rights granted under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during a Participant’s lifetime only by the Participant.
(b)     Any Fractional Share Interests issued to Participant shall remain in Participant’s account at the Corporation’s brokerage firm until the disposition of the Fractional Share Interests and shall not become transferable to another broker unless and until any Fractional Share Interests aggregate to a whole Share.
14.     Withdrawals. A Participant may withdraw from an Offering Period to become effective as soon as possible after submitting the appropriate amended enrollment form online through the Corporation’s designated Plan broker or to the Committee or its designee. Upon receipt of such notice, automatic deductions of Contributions on behalf of the Participant will be discontinued as soon as administratively possible , and such Participant will not be eligible to participate in the Plan until the next Enrollment Period. Unless otherwise determined by the Committee, the Contributions made by the Participant prior to such withdrawal will be applied to the purchase of Shares on the next Purchase Date.

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APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
15.     Termination of Employment.
(a)     General. Upon a Participant ceasing to be an Eligible Employee for any reason prior to a Purchase Date (including pursuant to Section 15(c) below), unless otherwise determined by the Committee, the Contributions made by the Participant prior to their ceasing to be an Eligible Employee will be applied to the purchase of Shares on the next Purchase Date.
(b)     Leave of Absence. Subject to the discretion of the Committee, if a Participant is granted a paid leave of absence, payroll deductions on behalf of the Participant will continue and any amounts credited to the Participant’s Contribution account may be used to purchase Shares as provided under the Plan. If a Participant is granted an unpaid leave of absence, payroll deductions on behalf of the Participant will be discontinued and no other Contributions will be permitted (unless otherwise determined by the Committee or required by Applicable Law), but any amounts then credited to the Participant’s contribution account may be used to purchase Shares on the next applicable Purchase Date. Where the period of leave exceeds three (3) months and the Participant’s right to reemployment is not guaranteed by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.
(c)     Transfer of Employment. Unless otherwise determined by the Committee, a Participant shall be deemed to have ceased to be an Eligible Employee for the current Offering Period upon a transfer of employment from a Designated Company in one country to a separate Designated Company in another country, provided that, in accordance with Section 2(r) of the Plan, such Designated Companies are not participating in the same Section 423 Offering under the Plan. Any Participant who is withdrawn from the Plan pursuant to this Section 15(c) may re-enroll in the Plan for any subsequent Offering Period for which he or she is eligible pursuant to Section 7 of the Plan.
16.     Adjustment Provisions.
(a)     Changes in Capitalization. In the event of any change affecting the number, class, value, or terms of the shares of Common Stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution (but excluding any regular cash dividend), then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan (including the numerical limits of Sections 3 and 9), the Purchase Price per Share and the number of shares of Common Stock covered by each right under the Plan that has not yet been exercised. For the avoidance of doubt, the Committee may not delegate its authority to make adjustments pursuant to this Section. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to a purchase right.
(b)     Change in Control. In the event of a Change in Control, each outstanding right to purchase Shares will be equitably adjusted and assumed or an equivalent right to purchase Shares substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for the purchase right or the successor corporation is not a publicly traded corporation, the Offering Period then in progress will be shortened by setting a new purchase date, which will be before the date of the Corporation’s proposed Change in Control. At least ten (10) Trading Days prior to the new purchase date, the Committee will notify each Participant in writing of the new purchase date, and that Shares will be purchased automatically for the Participant on the new purchase date, unless prior to such date the Participant has withdrawn from the Offering Period, as provided in Section 14 hereof.
17.     Amendments and Termination of the Plan. The Board or the Committee may amend the Plan at any time, provided that, if stockholder approval is required pursuant to Applicable Law, then no such amendment will be effective unless approved by the Corporation’s stockholders within such time period as may be required. The Board or the Committee may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a spin-off or other similar corporate event. Upon termination of the Plan, all Contributions will cease and all amounts then credited to a Participant’s account will be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts will be promptly refunded, without interest (unless otherwise required by Applicable Laws), to Participants. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operations of the Plan pursuant to this Section.

116	NORTHERN TRUST CORPORATION

APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
18.     Stockholder Approval; Effective Date. The Plan was adopted by the Board on March 9, 2026 and will be subject to approval by the stockholders of the Corporation within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Law. The Plan will become effective on the Effective Date.
19.     Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Corporation will not be required to deliver any Shares issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the Shares under any U.S. or non-U.S. federal, state, or local securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. federal, state, or local governmental agency, which registration, qualification or approval the Committee will, in its absolute discretion, deem necessary or advisable. The Corporation is under no obligation to register or qualify the Shares with any U.S. state or non-U.S. securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. If, pursuant to this Section 19, the Committee determines that the Shares will not be issued to any Participant, any Contributions credited to such Participant’s account will be promptly refunded, without interest (unless otherwise required by Applicable Laws), to the Participant, without any liability to the Corporation or any of its Subsidiaries or Affiliates (or any Parent, if applicable).

20.    Disqualifying Dispositions; Mandatory Holding Period. Each Participant in the Section 423 Offering shall give the Corporation prompt written notice of any disposition of Shares acquired pursuant to the Plan, if such disposition is made within two years after the first Trading Day of the Offering Period or within one year after the Purchase Date. The Committee may determine to impose a mandatory holding period during which Participants in the Section 423 Offering and Non-423 Offering may not dispose of Shares acquired pursuant to the Plan, provided that such mandatory holding period will not exceed the longer of: (a) the two-year period after the applicable first Trading Day of the Offering Period, or (b) the one-year period after the applicable Purchase Date. With respect to Participants in the Non-423 Offering, a mandatory holding period (if any) need not apply on a uniform basis to each Participant.
21.     Code Section 409A; Tax Qualification.
(a)     Code Section 409A. Rights to purchase Shares granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and rights to purchase Shares granted under a Non-423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding right granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding right or future right that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Corporation will have no liability to a Participant or any other party if the right to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Corporation makes no representation that the right to purchase Shares under the Plan is compliant with Section 409A of the Code.
(b)     Tax Qualification. Although the Corporation may endeavor to (i) qualify a right to purchase Shares for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 21(a) hereof. The Corporation will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
22.     No Employment Rights. Participation in the Plan will not be construed as giving any Participant the right to be retained as an employee of the Corporation, its Subsidiary, or one of its Affiliates or Parent, as applicable. Furthermore, the Corporation, a Subsidiary, or an Affiliate (or Parent, if applicable) may dismiss any Participant from employment at any time, free from any liability or any claim under the Plan.

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	117

APPENDIX B: NORTHERN TRUST CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN
23.     Governing Law; Choice of Forum. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of United States federal law, this Plan will be governed by and construed in accordance with the internal laws of Delaware without giving effect to the conflict of laws principles thereof. The Corporation and each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or U.S. federal court located in Illinois over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Corporation and each Participant, as a condition to such Participant’s participation in the Plan, acknowledge that the forum designated by this Section 23 has a reasonable relation to the Plan and to the relationship between such Participant and the Corporation. Notwithstanding the foregoing, nothing in the Plan will preclude the Corporation from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 23.
24.     Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.
25.     Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of the Plan.
26.     Expenses. Unless otherwise set forth in the Plan or determined by the Committee, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to Participants, will be borne by the Corporation and its Subsidiaries or Affiliates (or any Parent, if applicable).

118	NORTHERN TRUST CORPORATION

HELPFUL RESOURCES

Where You Can Find More Information

Annual Meeting

Annual Report, Proxy Statement and Updates: www.northerntrust.com/about-us/investor-relations/financial- information-regulatory-disclosures

Voting Your Proxy via the Internet: www.proxyvote.com

Board of Directors

www.northerntrust.com/about-us/investor-relations/governance under the “Board Members” heading

Communications with the Board

www.northerntrust.com/about-us/investor-relations/governance under the “Communications with the Board” heading

Governance Documents

www.northerntrust.com/about-us/investor-relations/governance under the following headings:

•By-laws •Corporate Governance Guidelines •Committee Charters •Code of Business Conduct and Ethics

Investor Relations

www.northerntrust.com/about-us/investor-relations

Sustainability

Sustainability Report: https://www.northerntrust.com/content/dam/northerntrust/corporate/global/en/documents/about-us/corporate-sustainability/corporate-sustainability-report-2024.pdf

GRI and SASB Index: https://www.northerntrust.com/content/dam/northerntrust/pws/nt/documents/corporate/csr/gri-sasb-2024.pdf

Human Rights Statement: https://www.northerntrust.com/content/dam/northerntrust/pws/nt/documents/about-us/policy/human-rights-statement.pdf

Statement on Climate Change and Greenhouse
Gas Emissions:
www.northerntrust.com/about-us/corporate-social-responsibility/policy under the “Statement on Climate Change and Greenhouse Gas Emissions” heading

Statement Regarding Government Relations and Political Contributions:
www.northerntrust.com/about-us/corporate-social-responsibility/policy under the “Statement Regarding Government Relations and Political Contributions” heading

Select Definitions and Abbreviations

Bank	The Northern Trust Company

CCAR	Comprehensive Capital Analysis and Review

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Change in Control Plan	Northern Trust Corporation Executive Change in Control Severance Plan

Corporation	Northern Trust Corporation

Deferred Compensation Plan	Northern Trust Corporation Deferred Compensation Plan

Exchange Act	Securities Exchange Act of 1934

GAAP	Generally accepted accounting principles in the United States

GRI	Global Reporting Initiative

NASDAQ	The NASDAQ Stock Market LLC

NPIP	Northern Partners Incentive Plan

Pension Plan	The Northern Trust Company Pension Plan

ROE	Return on Average Common Equity

SASB	Sustainability Accounting Standards Board

SEC	U.S. Securities and Exchange Commission

Supplemental Pension Plan	Northern Trust Corporation Supplemental Pension Plan

Supplemental TIP	Northern Trust Corporation Supplemental Thrift-Incentive Plan

TCFD	Task Force on Climate-Related Financial Disclosures

TIP	The Northern Trust Company Thrift-Incentive Plan

2026 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	119

Northern Trust
50 South LaSalle Street
Chicago, Illinois 60603

NORTHERN TRUST CORPORATION
50 SOUTH LASALLE STREET
CHICAGO, IL 60603

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT April 20, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NTRS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT April 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Trust Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. **Please mail in advance, so that your instruction may be received no later than 11:59 p.m. EDT on April 20, 2026.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85993-P46472-Z92091

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN TRUST CORPORATION

The Board of Directors recommends you vote FOR each of the following proposals:

		For	Against	Abstain
1.	Election of 13 Directors			
1a.	Susan Crown	☐	☐	☐
1b.	Chandra Dhandapani	☐	☐	☐
1c.	Dean M. Harrison	☐	☐	☐
1d.	Jay L. Henderson	☐	☐	☐
1e.	Marcy S. Klevorn	☐	☐	☐
1f.	Siddharth N. (Bobby) Mehta	☐	☐	☐
1g.	Robert E. Moritz	☐	☐	☐
1h.	Michael G. O'Grady	☐	☐	☐
1i.	Richard M. Petrino	☐	☐	☐
1j.	Martin P. Slark	☐	☐	☐
1k.	David H. B. Smith, Jr.	☐	☐	☐
1l.	Donald Thompson	☐	☐	☐
1m.	Charles A. Tribbett III	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NORTHERN TRUST

ANNUAL MEETING OF STOCKHOLDERS

April 21, 2026
10:30 a.m. CDT
www.virtualshareholdermeeting.com/NTRS2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
You may access the 2026 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025 by going to the following website: www.proxyvote.com

V85994-P46472-Z92091

NORTHERN TRUST CORPORATION
Annual Meeting of Stockholders
Tuesday, April 21, 2026, 10:30 a.m. CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Michael G. O'Grady and David W. Fox, Jr., and each of them, as proxy holders, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all shares of common stock of Northern Trust Corporation which the undersigned is/are entitled to vote on the proposals at the Annual Meeting of Stockholders to be held on April 21, 2026, and at any adjournment or postponement thereof (the "Annual Meeting").

If any shares of common stock have been allocated to the undersigned's account under The Northern Trust Company Thrift-Incentive Plan ("TIP"), this proxy card will serve as voting instructions for such shares and the undersigned hereby direct(s) The Northern Trust Company, as trustee of TIP (the "TIP Trustee"), to vote such shares, in the manner specified on this card, at the Annual Meeting. The TIP Trustee will vote allocated shares for which no direction is received and unallocated shares, if any, in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with applicable law. To allow sufficient time for voting by the TIP Trustee, voting instructions must be recorded by 11:59 p.m. EDT on April 16, 2026.

Whether voting by mail, telephone or Internet, the undersigned's shares (including shares held under TIP) will be voted in accordance with the undersigned's instructions. **If this proxy card is returned without indication as to how shares are to be voted, the proxy holders will vote the undersigned's shares, including any held in TIP: for the election of each nominee for director; for the approval, by an advisory vote, of the 2025 compensation of the Corporation's named executive officers; for the approval of the Corporation's 2026 Employee Stock Purchase Plan; and for the ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2026.**

The proxy holders are authorized to vote those shares for which they receive proxies as they shall determine in their sole discretion on any other business that may properly come before the meeting.

Continued and to be signed on reverse side